As filed with the U.S. Securities and Exchange Commission on August 16, 2017.
Securities Act Registration No. 333-
Investment Company Act File No. 811-22553

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

☒  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐  Pre-Effective Amendment No.
☐  Post-Effective Amendment No.

and/or

☒  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒  Amendment No. 10

Miller/Howard High Income Equity Fund
(Exact Name of Registrant as Specified in Charter)

10 Dixon Avenue
Woodstock, NY 12498
(Address of Principal Executive Offices)

(845) 679-9166
(Registrant’s Telephone Number, including Area Code)

Annemarie Gilly
Miller/Howard Investments, Inc.
10 Dixon Avenue
Woodstock, NY 12498
(Name and Address of Agent for Service)

COPY TO:

Paul S. Schreiber, Esq. Shearman & Sterling LLP 599 Lexington Avenue New York, NY 10022 (212) 848-4000

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of the Registration Statement.

If the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (if appropriate, check box)

☐  when declared effective pursuant to Section 8(c)

If appropriate, check the following boxes:

☐  This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement.]

☐  This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is                 .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee
Common Shares of Beneficial Interest, $.001 par value per share		$	$50,000,000	$5,795

(1)	There are being registered hereunder a presently indeterminate number of common shares of beneficial interest to be offered on an immediate, continuous or delayed basis.

(2)	Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information contained in this prospectus is not complete and may be changed.  The fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED AUGUST 16, 2017

BASE PROSPECTUS

$50,000,000

Miller/Howard High Income Equity Fund

Common Shares of Beneficial Interest
_________________

The Fund.  Miller/Howard High Income Equity Fund (the “Fund”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940 as a closed-end, non-diversified management investment company.  Miller/Howard Investments, Inc. serves as the Fund’s investment adviser (the “Investment Adviser” or “Adviser”).

We may offer, from time to time, in one or more offerings, our common shares of beneficial interest, par value $.001 per share (“common shares”). Common shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each, a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our common shares.

Our common shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our common shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. We may not sell any of our common shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our common shares.

The Fund’s common shares are listed on the New York Stock Exchange (the “NYSE”), under the ticker symbol “HIE.” The last reported sale price of our common shares, as reported by the NYSE on August 14, 2017, was $13.46 per share. The net asset value of our shares at the close of business on August 14, 2017, was $12.67 per Share.

Limited Term.  The Fund will terminate on November 24, 2024, absent shareholder approval to extend such term.  If the Fund’s Board of Trustees believes that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the termination date for one year, to November 24, 2025, without a shareholder vote, upon the affirmative vote of three-quarters of the Trustees then in office.

Investment Objectives.  The Fund’s primary investment objective is to seek a high level of current income.  As a secondary objective, the Fund seeks capital appreciation.  An investment in the Fund is not appropriate for all investors.  We cannot assure you that the Fund’s investment objectives will be achieved.

Investment Policies and Strategy.  The Fund will attempt to achieve its investment objectives by investing, under normal market conditions, at least 80% of its Total Assets (as defined below) in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges.  The Fund will generally seek to invest in the securities of issuers that the Investment Adviser considers to be financially strong with reliable earnings, high dividend or distribution yields and rising dividend growth, but may invest in securities having other attributes in its discretion.  The Fund may invest up to 25% of its Total Assets in securities of master limited partnerships (“MLPs”), generally in the energy sector.

Options Writing Strategy.  The Fund may write covered put and call options up to a notional amount of 20% of the Fund’s Total Assets.  The Fund may also buy put and call options.

Investing in the Fund’s common shares involves risks.  See “Risk Factors and Special Considerations” beginning on page [XX] of this Prospectus.  As with any security, complete loss of investment is possible.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Options Writing Strategy.  As part of its investment strategy, the Fund intends to employ a strategy of writing (selling) covered put options on a portion of the common stocks in its portfolio and, writing (selling) covered call options on a portion of the common stocks in its portfolio and writing (selling) covered call and put options on indices of securities and sectors of securities.  The Fund may write covered put and call options up to a notional amount of 20% of the Fund’s Total Assets.  The Fund may also buy put and call options.  The Fund intends to utilize an options writing strategy opportunistically and the specific percentage of the Total Assets represented by the notional amount of options written may vary from time to time with market conditions.  This option strategy is intended to generate premium income from option premiums as a means to enhance distributions payable to the Fund’s shareholders.

The Fund would generally write options that are “out of the money”—in other words, the strike price of a written call option will be greater than the market price of the underlying security on the date that the option is written, or, for a written put option, less than the market price of the underlying security on the date that the option is written; however, the Fund may also write “in the money” options for defensive or other purposes.  As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation from that portion of the portfolio on which options may be written becomes more limited.  The number of covered put and call options on securities the Fund can write is limited by the Total Assets the Fund holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock.

The Fund intends to engage in an options writing strategy consisting of writing put options on securities already held in its portfolio or securities that are candidates for inclusion in its portfolio.  This strategy is designed to provide the Fund with the potential to acquire securities that the Investment Adviser is interested in acquiring for the Fund at attractive valuations while earning put premium income as a means to enhance distributions payable to the Fund’s shareholders.  This strategy, however, is subject to substantial risks.  See “Risk Factors and Special Considerations—Risks of Writing Options.”  The Fund may also engage in covered call writing strategies and may buy put and call options.

Leverage.  The Fund currently intends to use leverage to seek to achieve its investment objectives.  The Fund currently anticipates that it will use leverage by borrowing funds from banks or other financial institutions.  The Fund may also utilize leverage through reverse repurchase agreements, dollar rolls and/or the issuance of preferred shares, as described in this Prospectus.  Issuing debt or preferred securities, or borrowing money, is often referred to as traditional leverage, and entering into reverse repurchase agreements, dollar rolls, swaps, futures, forwards and other derivative transactions, and securities lending arrangements, that have similar effects as leverage, is often referred to as effective leverage.  The Fund will not employ leverage, either traditional or effective leverage, of more than 20% of the Fund’s Managed Assets (as defined below) as measured at the time when leverage is incurred.  The Fund currently intends to use traditional leverage in an amount up to 20% of its Managed Assets.  Notwithstanding the foregoing, the Fund does not consider the writing of covered put and call options or securities lending arrangements to be effective leverage, and will not include the notional amount of any written covered put and call options, or proceeds from securities lending arrangements, in calculating leverage.  Put and call options written by the Fund will be covered as described under “Portfolio Composition—Option Strategy.”

The Fund, as of September [XX], 2017 is leveraged through borrowings from a borrowing agreement in the amount of $37,500,000 or [XX]% of the Fund’s total assets (including the proceeds of such leverage).  The Fund’s asset coverage ratio as of September [XX], 2017 was [XXX]%.  See “Summary of Principal Risk Factors and Special Considerations-Leverage Risk.” See “Use of Leverage” for a brief description of the Fund’s borrowing agreement with [LENDER] (“[LENDER]”).

The use of leverage is subject to numerous risks.  When leverage is employed, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used.  Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares.  If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent.  For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s net asset value to decline more than if the Fund had not used leverage.  A reduction in the Fund’s net asset value may cause a reduction in the market price of its common shares.  The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares.  When the Fund uses leverage, the fee payable to the Investment Adviser for advisory services will be higher than if the Fund did not use leverage because this fee is calculated on the basis of the Fund’s Managed Assets, which include the proceeds of leverage.  Moreover, covering written put and call options as described in “Portfolio Composition—Option Strategy” and excluding the notional amounts of such written put and calls from the calculation of the Fund’s leverage limit will not eliminate the portfolio volatility and potential for significant losses that may result from such an options writing strategy, in particular with respect to writing put options.  With respect to writing put options in particular, there is a risk that the Fund will have to sell portfolio securities at inopportune times in order to raise cash to meet its obligation to purchase a security put to it.  This risk is exacerbated by the fact that the purchasers of put options are more likely to exercise their right under the option to require the Fund to purchase the security underlying the put option in periods of market decline, therefore forcing the Fund to sell portfolio securities to raise cash in a declining market.  These risks could increase the volatility of the Fund’s portfolio, result in losses and thus cause rapid decreases in the Fund’s net asset value and the market value of the common shares.  The Fund’s leveraging strategy may not be successful.  See “Risk Factors and Special Considerations—Leverage Risk.”

Limited Term.  The Fund will terminate on November 24, 2024, absent shareholder approval to extend such term.  If the Fund’s Board of Trustees believes that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the termination date for one year, to November 24, 2025, without a shareholder vote, upon the affirmative vote of three-quarters of the Trustees then in office.  Upon termination, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund.  Beginning one year before the termination date (the “wind-down period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio.  During the wind-down period the Fund may deviate from its investment strategy of investing at least 80% of its Total Assets in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges.  It is expected that shareholders will receive cash in any liquidating distribution from the Fund.  However, if on the termination date the Fund owns securities for which no market exists or securities trading at depressed prices, such securities may be placed in a liquidating trust.  The Fund’s investment objectives and policies are not designed to seek to return to investors that purchase common shares in this offering their initial purchase price per common share on the termination date, and such investors and investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon termination.

Total Assets and Managed Assets.  For purposes of the Fund’s investment policies, “Total Assets” means all assets (including proceeds of leverage) before subtracting accrued liabilities.  “Managed Assets” means the Total Assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), and/or (ii) the issuance of preferred stock or other similar preference securities.

Adviser.  Miller/Howard Investments, Inc. the Fund’s investment adviser, is responsible for determining the Fund’s overall investment strategy and its implementation, including the use of leverage.

Common shares are listed on the New York Stock Exchange (“NYSE”).  The trading or “ticker” symbol of the Fund is “HIE”.  The last reported sale price of our common shares, as reported by the NYSE on August 14, 2017, was $13.46 per share. The net asset value of our shares at the close of business on August 14, 2017, was $12.67 per Share.

***

This Prospectus, together with any Prospectus Supplement, provides information that you should know about the Fund before investing.  Please read this Prospectus and applicable Prospectus Supplement carefully and retain it for future reference.  The Statement of Additional Information (the “SAI”), dated August 16, 2017, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus.  Additional information about the Fund has been filed with the SEC and may be found on the SEC’s website (www.sec.gov).  You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549-0102.  You may request a free copy of the SAI, the table of contents of which is located at the end of this Prospectus, the Fund’s annual and semi-annual reports to shareholders, once available, and other information about the Fund, and make shareholder inquiries by calling 1(845) 679-9166 or from the Fund’s website (http://www.mhinvest.com/HIE).  Please note that the information contained in the Fund’s website, whether currently posted or posted in the future, is not part of this Prospectus or any applicable Prospectus Supplement or the documents incorporated by reference in this Prospectus or any applicable Prospectus Supplement.  The Fund does not post a copy of the SAI on its website because the Fund’s common shares are not continuously offered which means the SAI will not be updated after the completion of this offering and the information in the SAI will become outdated.

You should not construe the contents of this Prospectus and any Prospectus Supplement as legal, tax or financial advice.  You should consult with your own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.  While this Prospectus describes pertinent information about the Fund, this Prospectus does not represent a contract between the Fund and any shareholder or any other party

The Fund’s common shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

______________________

You should rely only on the information contained or incorporated by reference into this Prospectus and any related Prospectus Supplement.  The Fund has not authorized anyone to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  The Fund is not, and the underwriters are not, making an offer to sell these securities in any state where the offer or sale is not permitted.  You should not assume that the information contained in this Prospectus and any related Prospectus Supplement is accurate as of any date other than the date of this Prospectus and any related Prospectus Supplement.  The Fund’s business, financial conditions and prospects may have changed since that date.  The Fund will update this Prospectus and any related Prospectus Supplement to reflect any material changes to the disclosures herein.

FORWARD-LOOKING STATEMENTS

This Prospectus, any related Prospectus Supplement and the related Statement of Additional Information contain forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties.  These statements describe the Fund’s plans, strategies, and goals and the Fund’s beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information.  In this prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently.  The Fund is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended.

PROSPECTUS SUMMARY

The following provides a summary of certain information contained in this Prospectus relating to Miller/Howard High Income Equity Fund and its common shares and does not contain all of the information that you should consider before investing in the Fund or purchasing its common shares.  The information is qualified in all respects by the more detailed information included elsewhere in this prospectus.  You may also wish to request and read a copy of the Fund’s Statement of Additional Information, dated August 16, 2017 (the “SAI”), which contains additional information about the Fund.

The Fund
Miller/Howard High Income Equity Fund (the “Fund”) is a non-diversified, closed-end management investment company.  The Fund’s common shares (“Common Stock”), are traded on the New York Stock Exchange (“NYSE”) under the symbol “HIE”.  See “Description Of The Common Shares.”  As of August 14, 2017, the Fund had 13,427,215 common shares outstanding and net assets applicable to common shares of $170,181,407.

Limited Term
Absent shareholder approval to shorten or extend the life of the Fund, the Fund’s Declaration of Trust provides that it will cease to exist at the close of business on November 24, 2024, (the “Termination Date”), except for the purpose of satisfying any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind up its business and affairs.  If the Fund’s Board of Trustees believes that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date for one year, to November 24, 2025, without a shareholder vote, upon the affirmative vote of three-quarters of the Trustees then in office (which date shall then become the Termination Date).

Upon its termination, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund.  Beginning one year before the Termination Date (the “wind-down period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio.  During the wind-down period the Fund may deviate from its investment strategy of investing at least 80% of its Total Assets in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges.  It is expected that shareholders will receive cash in any liquidating distribution from the Fund.  However, if on the Termination Date the Fund owns securities for which no market exists or securities trading at depressed prices, such securities may be placed in a liquidating trust.  Shareholders generally will realize capital gains or losses in an amount equal to the difference between the amount of cash or other property received (including any property deemed received by reason of its being placed in a liquidated trust) and the shareholder’s adjusted tax basis in shares of the Fund for U.S. federal income tax purposes.  The Fund does not seek to return your initial purchase price per share upon termination.  The final distribution of net assets upon termination may be more than, equal to or less than your initial purchase price per share.  Unless the Fund’s term is shortened or extended by the Fund’s Board of Trustees or the shareholders, as described above, the Fund expects to complete its final distribution on or about November 24, 2024, but the liquidation process could be extended depending on market conditions at that time.

Prior to the Termination Date, the Board of Trustees will consider whether it is in the best interests of shareholders to terminate and liquidate the Fund.  If the Board of Trustees determines that under the circumstances, termination and liquidation of the Fund on the Termination Date would not be in the best interests of shareholders, the Board of Trustees, upon the affirmative vote of three-quarters of the Trustees then in office, will present an appropriate amendment to the Fund’s Declaration of Trust at a regular or special meeting of shareholders.

An amendment to the limited term provision of the Fund’s Declaration of Trust requires approval by a majority of the Fund’s outstanding voting securities as defined under the Investment Company Act of 1940, as amended (the “Investment Company Act”), which means (A) a vote of 67% or more of the voting securities present at a meeting of shareholders where at least 50% of the total outstanding voting securities are present at the meeting, or (B) a vote of more than 50% of the outstanding voting securities, whichever is less. Unless the Termination Date is amended by shareholders in accordance with the Fund’s Declaration of Trust, the Fund will be terminated no later than November 24, 2025.

The Offering
We may offer, from time to time, in one or more offerings, up to $50,000,000 of our common shares on terms to be determined at the time of the offering.  The shares may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our shares. Our common shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. See “Plan of Distribution.”  We may not sell any of our shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Shares.

Investment Objectives
The Fund’s primary investment objective is to seek a high level of current income.  As a secondary objective, the Fund seeks capital appreciation.  An investment in the Fund is not appropriate for all investors.  We cannot assure you that the Fund’s investment objectives will be achieved.  The Fund’s investment objectives may be changed by the Board of Trustees without shareholder approval.  Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change in accordance with SEC rules.

Investment Process/Philosophy
The Fund will generally seek to invest in securities of issuers that the Investment Adviser considers to be financially strong with reliable earnings, high dividend or distribution yields and rising dividend growth, but may invest in securities having other attributes in its discretion.

Dividend deciles are objectively measured criteria which may be determined by dividing the equity securities that produce income (from dividends, distributions, and interest, and collectively referred to as “dividends”) into ten segments with equal numbers of stocks in each segment, or decile, of yield.  The universe of deciles most relevant to the Fund’s investment strategy is all stocks traded on either the New York Stock Exchange or the Nasdaq-GS with a market cap over $1 billion (at the time of the Fund’s acquisition) that have dividend or distribution yields in the top 4 deciles (deciles 7-10, with decile 1 having the lowest dividend or distribution yielding companies and decile 10 having the highest dividend or distribution yielding companies, as ranked by the Investment Adviser; deciles 9 and 10 generally have the highest dividend or distribution yields during a particular period of time).  The Investment Adviser believes that historically the higher dividend deciles have tended to offer attractive risk/return characteristics.

The Investment Adviser will at times seek to select stocks for the Fund that, in the Investment Adviser’s view, have potential for dividend increases. The Investment Adviser believes that dividend increases are often a positive signal from management about the future prospects of a company, and may support favorable conclusions drawn from a company’s past financial reports. Various third-party studies as well as the Investment Adviser’s own research suggest that stocks with dividend growth historically tend to be among the better performing stocks of the stocks that pay dividends. The Investment Adviser uses various metrics and techniques to evaluate the likelihood of future dividend increases, and consults independently originated research on this subject. The Investment Adviser cannot provide assurance, however, that it will successfully interpret such measures and research.

Stocks that increase their dividends may be an appropriate part of an investment portfolio of an investor who seeks high income return on original investment over the long-term. The Investment Adviser believes that, in general, compounding income over time—not style, sector, or asset class—is the most reliable driver of long-term returns. Although the Investment Adviser believes that the effects of dividend growth and re-investment of dividends may have a positive impact on the Fund’s portfolio, there can be no assurance that stocks with dividend growth will produce favorable results in the future, or that any particular stock chosen by the Investment Adviser will produce favorable results even if other stocks with dividend growth do so.

Investment Policies
The Fund will attempt to achieve its investment objectives by investing, under normal market conditions, at least 80% of its Total Assets in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges.  The Fund will seek to derive the majority of its monthly distributions to shareholders from income and distributions generated by stock positions held in the portfolio.  Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, royalty trusts, real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and warrants, all of which will generally trade on a U.S. national securities exchange.

The Fund may invest up to 25% of its Total Assets in securities of master limited partnerships (“MLPs”), generally in the energy sector.  The Fund believes that MLPs in general may represent a favorable investment opportunity since MLPs typically generate a predictable level of tax-deferred income and offer the potential for increased distributions and capital appreciation over time.

The Fund may also invest in a broad mix of assets including, but not limited to, foreign securities, securities issued by small-capitalization issuers or emerging markets (as defined below) issuers, foreign currency-related transactions, derivatives, fixed income securities, real estate-related investments, registered investment companies, royalty trusts, exchange traded notes, and defensive instruments such as cash and cash equivalents.  The Fund will invest no more than 15% of its Managed Assets in issuers located in “emerging market” countries.  The Fund may also invest in fixed-income and convertible securities rated in the lower rating categories of recognized statistical rating agencies, or non-rated securities deemed by the Investment Adviser to be of comparable quality.  These high yield securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities.

The Fund may invest without regard to capitalization or, in the case of fixed income securities, without regard to any particular range of maturity. The Fund’s investments in foreign issuers will primarily consist of companies located in developed countries and listed on U.S. exchanges. For purposes of the Fund’s 80% test, any investments in derivatives will be valued at market value.

From time to time, the Fund may also invest a portion of its assets in exchange-traded funds (“ETFs”), exchanged-traded notes (“ETNs”) and U.S. government securities. A subsidiary of the Investment Adviser receives licensing fees on indexes that are licensed to certain ETN sponsors. The Fund will not invest in ETNs that are linked to indexes created by this subsidiary of the Investment Adviser, or any other affiliate of the Investment Adviser, and licensed to the ETN sponsor.

For purposes of the Fund’s investment policies, “Total Assets” means all assets (including proceeds of leverage) before subtracting accrued liabilities. “Managed Assets” means the Total Assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), and/or (ii) the issuance of preferred stock or other similar preference securities.

For more information on the Fund’s investments, see “Risk Factors and Special Considerations.”

The Fund’s investment policies, including its policy of investing, under normal market conditions, at least 80% of its Total Assets in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges (such as through ADRs), and its policies with respect to the use of leverage and writing options, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change in accordance with SEC rules.

The Fund is not intended for those who wish to exploit short-term swings in the stock market. There can be no assurance that the strategy employed by the Fund will be successful or result in the investment objectives of the Fund being achieved. Please refer to the “Investment Approach” section of this prospectus for more information about the Fund’s investment strategy.

Option Strategy
As part of its investment strategy, the Fund intends to employ a strategy of writing (selling) covered (as described herein) put options on a portion of the common stocks in its portfolio and writing (selling) covered (as described herein) call options on a portion of the common stocks in its portfolio and writing (selling) covered call and put options on indices of securities and sectors of securities. The Fund may also buy put and call options. This option strategy is intended to generate premium income from option premiums as a means to enhance distributions payable to the Fund’s shareholders.

The Fund may write covered put and call options up to a notional amount of 20% of the Fund’s Total Assets. The Fund intends to utilize an options writing strategy opportunistically and the specific percentage of the Fund’s Total Assets represented by the notional amount of options written may vary from time to time with market conditions.

The Fund would generally write options that are “out of the money”—in other words, the strike price of a written call option will be greater than the market price of the underlying security on the date that the option is written, or, for a written put option, less than the market price of the underlying security on the date that the option is written; however, the Fund may also write “in the money” options for defensive or other purposes.  As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation from that portion of the portfolio on which options may be written becomes more limited.  The number of covered put and call options on securities the Fund can write is limited by the Total Assets the Fund holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock.

The Fund intends to engage in an options writing strategy consisting of writing put options on securities already held in its portfolio or securities that are candidates for inclusion in its portfolio.  This strategy is designed to provide the Fund with the potential to acquire securities that the Investment Adviser is interested in acquiring for the Fund at attractive valuations while earning put premium income as a means to enhance distributions payable to the Fund’s shareholders.  This strategy, however, is subject to substantial risks.  See “Risk Factors and Special Considerations—Risks of Writing Options.”

The Fund may also engage in covered call writing strategies.  Over time, as the Fund writes covered call options over more of its portfolio, its ability to benefit from capital appreciation may become more limited, and the Fund will lose money to the extent that it writes covered call options and the securities on which it writes these options appreciate above the exercise price of the option, by an amount that exceeds the exercise price of the option.  Therefore, over time, the Investment Adviser may choose to decrease its use of a covered call option writing strategy to the extent that it may negatively impact the Fund’s ability to benefit from capital appreciation.

A put option written by the Fund on a security is covered if the Fund segregates or earmarks assets determined to be liquid by the Adviser (in accordance with procedures established by the Board) equal to the exercise price.  Unlike a covered call option, the cover for a put option covered in this manner will not provide the Fund with any appreciation to offset any loss the Fund experiences if the put option is exercised.  A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Adviser as described above.  A put option purchased to cover a written put option may not necessarily have the same counterparty or expiration date as the written put option; however, the Fund will only use the purchased put option as cover for the written put option until the expiration date of the purchased put option.

A call option written by the Fund on a security is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser (in accordance with procedures established by the Board) in such amount are segregated by the Fund’s custodian or earmarked on the Fund’s books and records) upon conversion or exchange of other securities held by the Fund.  A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Adviser as described above.

An index or sector option is considered covered if the Fund maintains with its custodian segregated or earmarked assets determined to be liquid by the Adviser (in accordance with procedures established by the Board) in an amount equal to the contract value of the applicable basket of securities. The cover for an index option covered in this manner will not provide the Fund with any appreciation to offset any loss the Fund experiences if the index option is exercised. An index or sector put option also is covered if the Fund holds a put on the same basket of securities as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Adviser as described above. An index or sector call option also is covered if the Fund holds a call on the same basket of securities as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Adviser as described above. Because index and sector options both refer to options on baskets of securities and generally have similar characteristics, we refer to these types of options collectively as index options.

In connection with its option writing strategy, the Fund will not write “naked” or uncovered put and call options, other than those that are covered by the segregation or earmarking of liquid assets or other methods as described above. Furthermore, the Fund’s exchange-listed options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. The Fund may purchase put and call options.

Market Price of Common Shares
Shares of closed-end investment companies may trade during some periods at prices higher than their net asset value (“NAV”) and during other periods at prices lower than their net asset value.  The Fund cannot assure you that its common shares will trade at a price higher than or equal to net asset value.

In addition to net asset value, the market price of the Fund’s common shares may be affected by such factors as the Fund’s dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors.  See “Risk Factors and Special Considerations,” “Description of the Common Shares” and “Repurchase of Common Shares.”

The common shares are designed primarily for long-term investors, and you should not purchase common shares of the Fund if you intend to sell them shortly after purchase.

Leverage
The Fund currently intends to use leverage to seek to achieve its investment objectives.  The Fund currently anticipates that it will use leverage by borrowing funds from banks or other financial institutions.  The Fund may also utilize leverage through reverse repurchase agreements, dollar rolls and/or the issuance of preferred shares, as described in this prospectus.  Issuing debt or preferred securities, or borrowing money, is often referred to as traditional leverage, and entering into reverse repurchase agreements, dollar rolls, swaps, futures, forwards and other derivative transactions, and securities lending arrangements, that have similar effects as leverage, is often referred to as effective leverage.  The Fund will not employ leverage, either traditional or effective leverage, of more than 20% of the Fund’s Managed Assets as measured at the time when leverage is incurred.  The Fund currently intends to use traditional leverage in an amount up to 20% of its Managed Assets.  Notwithstanding the foregoing, the Fund does not consider the writing of covered put and call options or securities lending arrangements to be effective leverage, and will not include the notional amount of any written covered put and call options, or proceeds from securities lending arrangements, in calculating leverage.  Put and call options written by the Fund will be covered as described under “Portfolio Composition—Option Strategy.”

The Fund, as of September [XX], 2017 is leveraged through borrowings from a borrowing agreement in the amount of $37,500,000 or [XX]% of the Fund’s total assets (including the proceeds of such leverage).  The Fund’s asset coverage ratio as of September [XX], 2017 was [XXX]%.  See “Summary of Principal Risk Factors and Special Considerations-Leverage Risk.” See “Use of Leverage” for a brief description of the Fund’s borrowing agreement with [LENDER] (“[LENDER]”).

The use of leverage is subject to numerous risks.  When leverage is employed, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used.  Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares.  If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent.  For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s net asset value to decline more than if the Fund had not used leverage.  A reduction in the Fund’s net asset value may cause a reduction in the market price of its common shares.  The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares.  When the Fund uses leverage, the fee payable to the Investment Adviser for advisory services will be higher than if the Fund did not use leverage because this fee is calculated on the basis of the Fund’s Managed Assets, which include the proceeds of leverage.  Moreover, covering written put and call options or securities lending arrangements as described in “Portfolio Composition—Option Strategy” and excluding the notional amounts of such written put and call options or securities lending arrangements from the calculation of the Fund’s leverage will not eliminate the portfolio volatility and potential for significant losses that may result from such an options writing strategy, in particular with respect to writing put options.  With respect to writing put options in particular, there is a risk that the Fund will have to sell portfolio securities at inopportune times in order to raise cash to meet its obligation to purchase a security put to it.

This risk is exacerbated by the fact that the purchasers of put options are more likely to exercise their right under the option to require the Fund to purchase the security underlying the put option in periods of market decline, therefore forcing the Fund to sell portfolio securities to raise cash in a declining market. These risks could increase the volatility of the Fund’s portfolio, result in losses and thus cause rapid decreases in the Fund’s net asset value and the market value of the common shares. The Fund’s leveraging strategy may not be successful. See “Risk Factors and Special Considerations—Leverage Risk.”

Lending Portfolio Securities
To generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities.  As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially.  The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.  By lending its portfolio securities, the Fund can increase its income through the investment of the collateral.  For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash.  From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a placing broker, a part of the interest earned from the investment of collateral received for securities loaned.

Summary of Principal Risk Factors and Special Considerations

Investing in the Fund involves certain risks. The following is a general summary of such risks.

The values of the instruments held by the Fund as part of its investment strategy will fluctuate based on many factors, such as market conditions, interest rate movements, investors’ perceptions of the financial conditions of the companies, and other political and economic events. As these instruments fluctuate in value, they may cause the net asset value of the Fund’s common shares to also vary.

Limited Term Risk. Unless the Termination Date is amended by shareholders in accordance with the Declaration of Trust, the Fund will be terminated on November 24, 2024. If the Fund’s Board of Trustees believes that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date for one year, to November 24, 2025, without a shareholder vote, upon the affirmative vote of three-quarters of the Trustees then in office. Beginning one year before the Termination Date (the “wind-down period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio. During the wind-down period the Fund may deviate from its investment strategy of investing at least 80% of its Total Assets in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges.

It is expected that shareholders will receive cash in any liquidating distribution from the Fund. However, if on the Termination Date the Fund owns securities for which no market exists or securities trading at depressed prices, such securities may be placed in a liquidating trust. The Fund does not seek to return your initial purchase price per common share upon termination. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. As the Fund approaches its Termination Date, the portfolio composition of the Fund may change, which may cause the Fund’s returns to decrease and the market price of the common shares to fall. Rather than reinvesting the proceeds of its securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to common shares, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund. Upon its termination, the Fund will distribute substantially all of its net assets to shareholders which may be more than, equal to or less than your initial purchase price per common share.

Interest Rate Risk. Rising interest rates may adversely affect the price of the securities held by the Fund. During periods of declining interest rates, the market price of debt securities generally rises, and the market price of equity securities that pay significant dividends or other income to holders may be similarly affected. Conversely, during periods of rising interest rates, the market price of such debt securities generally declines with the market price of equity securities that pay significant dividends or other income again similarly affected. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of issuers, including MLPs, to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of such issuers. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Market Risk. Investing in the Fund involves market risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Dividend Risk. There is no guarantee that issuers of the stocks held by a Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Dividend-Paying Stock Risk. The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.

Leverage Risk. The Fund intends to use leverage to seek to achieve its investment objectives. Certain types of leverage used by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any debt securities or preferred shares issued by the Fund. The terms of any borrowings or these rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. The Investment Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful. Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	when the Fund uses financial leverage, the management fee payable to the Investment Adviser will be higher than if the Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce total return. See “Risk Factors and Special Considerations—Leverage Risk.”

Liquidity Risk. Although the equity securities in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, potentially those of MLPs and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, the Fund may be a significant investor with respect to certain categories of MLPs, which may make it more difficult for the Fund to buy and sell large amounts of such securities without an unfavorable effect on prevailing market prices. As a result, the Fund may have difficulty acquiring or disposing of significant positions in these securities at what the Fund or the Investment Adviser views as a fair price. See “Risk Factors and Special Considerations—Liquidity Risk.”

Market Discount Risk. Shares of closed-end funds, such as the Fund, frequently trade at discounts to their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The Fund cannot predict whether its common shares will trade at, below or above net asset value. See “Risk Factors and Special Considerations—Market Discount Risk.”

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking a high level of income over the long term. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in common shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Equity Securities Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Equity security prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, equity security prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and conversely, to increase as interest rates decline. In the absence of adequate anti-dilutive provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared, or the issuer enters into another type of corporate transaction that has a similar effect. See “Risk Factors and Special Considerations—Convertible Securities Risk.”

Preferred Securities Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments. See “Risk Factors and Special Considerations—Preferred Securities Risk.”

Equity Income Securities. The Fund may invest in equity securities that are expected to periodically accrue or generate income for their holders such as common and preferred stocks of issuers that have historically paid periodic dividends or otherwise made distributions to shareholders. Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer. Although the Fund may seek capital appreciation with respect to particular investments, its overall focus on generating income from dividends and distributions from equity securities may mean that it does not always seek, or obtain, capital appreciation from equity investments.

Distribution Risk. The Fund expects that much of the cash flow it receives will be derived from its investments in equity securities, including those of MLPs, that pay dividends or other distributions. Such dividends or other distributions are not guaranteed and an issuer may forego paying dividends or other distributions at any time and for any reason. The amount and tax characterization of cash available for distribution by such issuers will vary, depending upon, among other things, the amount of cash generated by such entity’s operations. Cash flow available for distribution will vary from quarter to quarter.

Energy Sector Risk. Because the Fund may invest up to 25% of its Total Assets in MLPs, generally in the energy sector, and may otherwise invest in the energy sector, the Fund is subject to energy sector risks. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole, and a downturn in the energy sector could have an adverse effect on the Fund’s performance. To the extent a significant portion of the Fund is invested in the energy sector, the Fund may present more risks than if it were more broadly diversified over numerous industries and sectors of the economy. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.

Risks of Master Limited Partnerships. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Under normal market conditions, the Fund may invest up to 25% of its Total Assets in MLP units. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units (described further below). Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example a conflict may arise as a result of incentive distribution payments. See “Risk Factors and Special Considerations—Risks of Master Limited Partnerships”

Royalty Trusts Risk. Royalty trusts are exposed to many of the same risks as MLPs. In addition, the value of the equity securities of the royalty trusts in which the Fund invests may fluctuate in accordance with changes in the financial condition of those royalty trusts, the condition of equity markets generally, commodity prices, and other factors.

Distributions on royalty trusts in which the Fund may invest will depend upon the declaration of distributions from the constituent royalty trusts, but there can be no assurance that those royalty trusts will pay distributions on their securities. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. As these deplete, production and cash flows steadily decline, which may decrease distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

In many circumstances, the royalty trusts in which the Fund may invest may have limited operating histories. The value of royalty trust securities in which the Fund invests will be influenced by factors that are not within the Fund’s control, including the financial performance of the respective issuers, interest rates, exchange rates and commodity prices (which will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry.

Small Capitalization Risk. The Fund may invest in securities of MLPs and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major equity benchmark indices, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and other issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. See “Risk Factors and Special Considerations—Small Capitalization Risk.”

Commodity Price Risk. Many of the issuers of securities in which the Fund invests, such as MLPs and other issuers, may be in industry sectors that may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (OPEC); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods.

Utilities Risk. The Fund’s investment in the securities of utility issuers may render the Fund susceptible to adverse economic, political or regulatory occurrences affecting such issuers. The utility industry generally includes companies involved in providing products, services or equipment for the generation or distribution of electricity, gas or water; telecommunications services; or infrastructure projects, such as airports. Various sectors of this industry and particular companies within the sector may not perform as well as the industry as a whole. See “Risk Factors and Special Considerations—Utilities Risk”

Telecommunications Risk. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such companies and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of services to both residential, corporate and governmental customers.

Additionally, telecommunications companies can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, significant capital expenditures, heavy debt burdens and rapid obsolescence of products and services due to product compatibility or changing consumer preferences, among other things.

Industrial Products, Services and Equipment Company Risk. Industrial products, services and equipment companies may include manufacturers of civil or military aerospace and defense equipment, building components and home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial machinery and industrial components and products, providers of commercial printing services, and companies providing transportation services. Industrial products, services and equipment companies can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Financial Services Companies. The Fund’s investments in financial services companies are subject to various risks. These risks include the effects of changes in interest rates on the profitability of financial services companies, the rate of corporate and consumer debt defaults, price competition, governmental limitations on a company’s loans, other financial commitments, product lines and other operations, and recent ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry’s regulatory framework). Some financial services companies have recently experienced significant losses in value and the possible recapitalization of such companies may present greater risks of loss.

Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as man-made and natural disasters (including weather catastrophes), terrorism, mortality risks and morbidity rates.

Real Estate Securities and Related Derivatives Risk. The Fund may gain exposure to the real estate sector by investing in REITs, real estate-linked derivatives, and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. See “Risk Factors and Special Considerations—Real Estate Securities and Related Derivatives Risk.”

New Issues Risk. New Issues are initial public offerings of U.S. equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable Initial Public Offerings (“IPOs”) and therefore investors should not rely on any past gains from IPOs as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Regulatory Risk Associated with MLPs. Issuers in which the Fund invests, including some MLPs or entities operating in the energy sector, are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change over time in both scope and intensity. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs. There is also an inherent risk that issuers in which the Fund invests, including MLPs, may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase compliance costs and remediation costs. Such issuers may not be able to recover these costs from insurance. See “Risk Factors and Special Considerations—Regulatory Risks Associated with MLPs.”

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) Risks. The Fund also may purchase sponsored or unsponsored ADRs or U.S. dollar denominated securities of foreign issuers.

ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. The risks of investing in ADRs generally correspond to the risks of investing in the non-U.S. securities underlying the ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. The Fund may also purchase similar instruments, such as Global Depositary Receipts and European Depositary Receipts, which have similar attributes and risks.

Foreign Securities Risk. The Fund may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“Foreign Securities”). Investments in Foreign Securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than is applicable to U.S. exchanges, brokers and listed companies. In addition, dividend and interest income from Foreign Securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. See “Risk Factors and Special Considerations—Foreign Securities Risk.”

Emerging Markets Risk. The Fund may invest in securities of issuers whose primary operations or principal trading market is in an “emerging market.” “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in securities of companies in emerging markets entail all the risks of investing in Foreign Securities and may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including natural resources and gold exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; less developed financial reporting and disclosure requirements; and less reliable securities custodial services and settlement practices. See “Risk Factors and Special Considerations—Emerging Markets Risk.”

Foreign Currency Transactions Risk. If the Fund invests directly in non-U.S. currencies or in securities that trade in, and receive revenues in, non-U.S. currencies, or in derivatives that provide exposure to non-U.S. currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, governmental intervention, the imposition of currency controls, policies of supranational entities such as the International Monetary Fund, or other international or political developments. As a result, the Fund’s investments in, or denominated in, foreign currency may adversely affect the Fund’s performance. To the extent that the Fund engages in foreign currency transactions that are economically tied to emerging market countries, these currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in currencies of developed countries.

Special Risks of Derivative Transactions. The Fund may participate in derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets, in other derivatives transactions, or in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

Counterparty Credit Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Fund. If a counterparty (as defined below) becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To mitigate its counterparty credit risk, the Fund generally intends to enter into derivative transactions (if any) with a variety of parties.

Calls, Puts and Other Option Transactions Risk. The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its option strategy. There are several risks associated with transactions in options on securities used in connection with the Fund’s option strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium.

If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium. Additionally, because the Fund intends to engage in an options writing strategy consisting of writing put options on securities already held in its portfolio or securities that are candidates for inclusion in its portfolio, there is a risk that the Fund’s portfolio, and thus its net asset value and the market value of the common shares, will be particularly volatile and that the Fund could incur significant losses. The Fund may have to sell portfolio securities at inopportune times in order to raise cash to meet its obligation to purchase a security put to it. The risks entailed in potentially having to sell portfolio securities to raise cash to meet obligations under written puts is exacerbated by the fact that the purchasers of put options are more likely to exercise their right under the option to require the Fund to purchase the security underlying the put option in periods of market decline, therefore forcing the Fund to sell portfolio securities to raise cash in a declining market. These risks could increase the volatility of the Fund’s portfolio and result in losses and thus cause rapid decreases in the Fund’s net asset value and the market value of the common shares.

As the writer of a call option covered with a security held by the Fund, the Fund forgoes, during the option’s life, the opportunities to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but retains the risk of loss should the price of the underlying security decline. As the Fund writes such covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. To the extent the Fund writes call options that are not fully covered by securities in its portfolio (such as calls on an index or sector), it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Fund’s portfolio appreciate in value above the exercise price of the option by an amount that exceeds the premium received on the option. The amount of this loss theoretically could be unlimited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Fund may also purchase put and call options. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any commissions paid by the Fund.

Exchange-Listed Options Risks. There can be no assurance that a liquid market will exist when the Fund seeks to close out an exchange-listed option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). See “Risk Factors and Special Considerations—Exchange-Listed Options Risks.”

Over-the-Counter Option Risk. The Fund may write (sell) unlisted Over-the-Counter (“OTC”) options, as well as purchase and sell put and call options. Options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Index Option Risk. The Fund may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Fund for writing the option. See “Risk Factors and Special Considerations—Index Options Risk.”

Limitation on Option Writing Risk. The number of covered put and call options the Fund can write is limited by the Total Assets the Fund holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. See “Risk Factors and Special Considerations—Limitation on Option Writing Risk.”

Tax Risks Related to Writing Options. Income on options on individual stocks will generally not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Options on indices of securities and sectors of securities will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements.

Interest Rate Transactions Risk. If the Fund borrows money or issues variable rate preferred shares, the Fund may enter into interest rate swap or cap transactions in relation to all or a portion of such borrowings or shares in order to manage the impact on its portfolio of changes in the interest or dividend rate of such borrowings or shares. Through these transactions the Fund may, for example, obtain the equivalent of a fixed rate for such variable rate preferred shares that is lower than the Fund would have to pay if it issued fixed rate preferred shares. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay interest or preferred shares dividends when due even if the Fund’s counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, such a default could negatively affect the Fund’s ability to make interest payments or dividend payments on the preferred shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to enter into a new interest rate swap or cap transaction on terms that would be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make interest payments or dividend payments on the preferred shares. See “Risk Factors and Special Considerations—Interest Rate Transactions Risk.”

Repurchase Agreements Risk. Repurchase agreements result in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

Swaps and Related Derivatives Risk. Swaps are types of derivatives. Swap agreements involve the risk that the party with which the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. In order to seek to hedge the value of the Fund’s portfolio, to hedge against increases in the Fund’s cost associated with interest payments on any outstanding borrowings or to seek to increase the Fund’s return, the Fund may enter into swaps, including interest rate swap, total return swap or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. In addition to the risks applicable to swaps generally (including counterparty risk, high volatility, liquidity risk and credit risk), credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in OTC markets and have not been subject to the same type of government regulation as exchange-traded instruments. However, the OTC derivatives markets have recently become subject to comprehensive statutes and regulations. In particular, in the United States, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), signed into law by President Obama on July 21, 2010, requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by the Fund may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for the Fund to enter into swap transactions and may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with the Fund may also be limited if the swap transactions with the Fund are subject to the swap regulation under the Dodd-Frank Act.

Credit default and total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its Managed Assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. The Fund is not required to enter into swap transactions for hedging purposes or to enhance income or gain and may choose not to do so. In addition, the swaps market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the swaps market could adversely affect the Fund’s ability to successfully use swaps. See “Risk Factors and Special Considerations—Swaps and Related Derivatives Risks.”

Other Derivative Instruments Risk. The Fund may, but does not currently intend to, utilize other types of derivative instruments, primarily for hedging or risk management purposes. These instruments include futures, forward contracts, options on such contracts and interest rate, total return and other kinds of swaps.

Each type of derivative subjects the Fund to risk of loss. These investment management techniques generally will not be considered senior securities if the Fund establishes in a segregated account, or earmarks on its books and records, cash or other liquid assets equal to the Fund’s obligations in respect of such techniques.

Hedging Risk. There can be no assurance that any hedging activities of the Fund, including through derivative transactions, will be successful. For example, counterparties or instruments may be unavailable, which could leave the Fund with unintended exposure to risk or require the Fund to acquire or dispose of portfolio assets at an inopportune time, which could result in loss to the Fund. The Fund may also be subject to correlation risk, which is the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure through the use of the derivative. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

Limitations on Activities in Swaps and Other Derivatives. The Fund relies upon an exclusion from the definition of “commodity pool operator” in Rule 4.5 of the regulations of the Commodity Futures Trading Commission (“CFTC”). This exclusion allows the Investment Adviser to avoid registration with the CFTC, subject to certain restrictions on the Fund’s trading activities in “commodity interests” (which include futures contracts, options on futures contracts, commodity options and most swaps). The trading restrictions permit the Fund to engage in an unlimited amount of commodity interest transactions that are considered bona fide hedging transactions, as that concept is defined and interpreted by the CFTC and its staff, but limit any other types of commodity interest transactions. Specifically, the Fund may not enter into commodity interest transactions that are not bona fide hedging transactions if, immediately after entering such transaction, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions.

Below Investment Grade Risk. The Fund may invest in securities that are of below investment grade quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade securities. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by any nationally recognized statistical rating organization (often referred to as an NRSRO), the market price and liquidity of such security may be adversely affected. The market values for securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade securities. The Fund may also invest in fixed-income and convertible securities rated in the lower rating categories of NRSROs, or non-rated securities deemed by the Investment Adviser to be of comparable quality.

These high yield securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. See “Risk Factors and Special Considerations—Lower Grade Securities Risk.”

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund, as a registered closed-end investment company, is subject to regulations under the Investment Company Act. These regulations are complex and often subject to varying degrees of formal and information interpretation by courts, the SEC and the SEC staff, and at times these interpretations may be at odds with each other.

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. See “Risk Factors and Special Considerations—Not Investment Grade Risk.” In addition, to the extent the Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or call risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (call protection). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Duration and Maturity Risk. The Fund has no set policy regarding portfolio maturity or duration of fixed-income securities it may hold. The Adviser may seek to adjust the duration or maturity of the Fund’s fixed-income holdings based on its assessment of current and projected market conditions and all other factors that the Adviser deems relevant. Any decisions as to the targeted duration or maturity of any particular category of investments will be made based on all pertinent market factors at any given time.

The Fund may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurance that the Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time. The degree to which a security’s price will change as a result of changes in interest rates is measured by its “duration.” For example, the price of a fixed-income security with a 10 year duration would be expected under normal market conditions to decrease 10% for every 1% increase in interest rates. Conversely, the fixed-income security’s price would be expected to rise about 10% when interest rates fall by 1%. Generally speaking, the longer the duration of any fixed-income securities in the Fund’s portfolio, the more exposure the Fund will have to the interest rate risks described above.

Fixed Income Securities Risk. The Fund also may invest in fixed income securities such as convertible securities, bonds, debentures, notes, stock, short-term discounted Treasury bills or certain securities of the U.S. government sponsored instrumentalities, as well as money market mutual funds that invest in those securities. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common shareholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders. The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the market place. The market value of callable or redeemable fixed income securities may also be affected by the issuer’s call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders. The Fund could lose money if the issuer or guarantor of a fixed income security is unable or unwilling to meet its financial obligations. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer. The Fund may also invest in obligations of government sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

U.S. Government Securities Risk. U.S. Government debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. Government securities change as interest rates fluctuate. On August 5, 2011, Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), lowered its long-term sovereign credit rating on U.S. Government debt to AA+ from AAA. The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally.

These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.

Investment Companies and Exchange-Traded Notes Risk. The Fund may invest in the securities of other investment companies, including exchange-traded funds, and in exchange-traded notes, to the extent permitted by law. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances, holders of the Fund’s common shares will be in effect subject to duplicative investment expenses.

The securities of other investment companies in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Fund’s common shares) will be diminished.

See “Risk Factors and Special Considerations—Registered Investment Companies Risk”; “Risk Factors and Special Considerations—Exchange Traded Notes Risk.”

Difficult-to-Value or Illiquid Investments Risk. The Fund may invest in securities that are difficult to value or that are illiquid. It may be more difficult to sell illiquid securities at an attractive price, particularly if they are not publicly-traded. Where the Fund desires registration of the security, a considerable period may elapse between a decision to sell the securities and the time when registration is complete. Thus, the Fund may not be able to obtain as favorable a price at the time of the decision to sell as it might achieve in the future. The Fund may also acquire securities with contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Temporary Defensive Investments. When a temporary defensive posture is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its assets in money market instruments, and repurchase agreements in respect of those instruments, that the Investment Adviser determines in its judgment to be of appropriate creditworthiness. Money market instruments in which the Fund may invest include obligations of the U.S. government, its agencies or instrumentalities; commercial paper that the Investment Adviser determines to be investment grade, and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. The Fund may find it more difficult to achieve the long-term growth of capital component of its investment objectives during temporary defensive periods.

Market Disruption and Geopolitical Risk. The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, ongoing epidemics of infectious diseases in certain parts of the world, terrorist attacks in the U.S. and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, or the exit or potential exit of one or more countries from the European Union (the “EU”) or the European Monetary Union (the “EMU”), among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.

As a consequence of the United Kingdom’s vote to withdraw from the EU, the government of the United Kingdom may give notice of its withdrawal from the EU. There is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the terms of withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurances that similar events and other market disruptions will not have other material and adverse implications.

Economic Events. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

Government Intervention in Financial Markets Risk. The U.S. Government and certain foreign governments have in the past taken actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. See “Risk Factors and Special Considerations—Government Intervention in Financial Markets Risk.”

Dodd-Frank Act Risks. The Dodd-Frank Act contains sweeping financial legislation regarding the operation of banks, private fund managers and other financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the regulation of derivatives, the identification, monitoring and prophylactic regulation of systemic risks to financial markets, and the regulation of proprietary trading and investment activity of banking institutions. The continuing implementation of the Dodd-Frank Act and any other regulations could adversely affect the Investment Adviser and the Fund. The Investment Adviser may attempt to take certain actions to lessen the impact of the Dodd-Frank Act and any other legislation or regulation affecting the Fund, although no assurances can be given that such actions would be successful and no assurances can be given that such actions would not have a significant negative impact on the Fund. The ultimate impact of the Dodd-Frank Act, and any additional future legislation or regulation, is not yet certain and the Investment Adviser and the Fund may be affected by governmental action in ways that are unforeseeable.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s common shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred shares or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Portfolio Turnover. The Fund will buy and sell securities to accomplish its investment objectives. The investment policies of the Fund are expected to result in portfolio turnover. Portfolio turnover generally involves expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease in the portion of the Fund’s distributions that is attributable to long-term capital gain.

Lending Portfolio Securities Risk. To generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

Warrants Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Non-Diversified Status Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act, which means the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Anti-Takeover Provisions. The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares. See “Risk Factors and Special Considerations—Anti-Takeover Provisions.”

See “Risk Factors and Special Considerations” and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in the common shares of the Fund.

Board of Trustees
The Fund’s board of trustees (each, a “Trustee” and, collectively, the “Board of Trustees” or the “Board”) has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. Any vacancy on the Board of Trustees may be filled by a majority of the remaining Trustees, except to the extent the Investment Company Act requires the election of Trustees by shareholders. A majority of the Trustees are not “interested persons” (as defined by the Investment Company Act) of the Fund, or the Investment Adviser.

Investment Adviser and Management Fee	Miller/Howard Investments, Inc., a corporation organized under the laws of the State of Delaware, serves as the investment adviser to the Fund (the “Investment Adviser”) and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940.

The Investment Adviser provides investment advisory services to the Fund under the supervision of the Board of Trustees and pursuant to an investment advisory agreement (the “Advisory Agreement”). The Advisory Agreement is effective and may be continued in effect until the termination of the Fund if the continuance is approved annually by the Board of Trustees. The Board of Trustees or the Fund’s shareholders may terminate the Advisory Agreement on 60 days’ prior notice to the Investment Adviser.

In consideration of the advisory services provided by the Investment Adviser to the Fund, the Fund shall pay to the Investment Adviser at the end of each calendar month a management fee at the annual rate of 1.00% of the Fund’s average weekly Managed Assets (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s assets.

The Investment Adviser currently provides investment advice to separately managed accounts at various wire houses, and institutions directly. The Investment Adviser also serves as the sub-adviser of several registered investment funds and pooled trusts. The Investment Adviser has a total of approximately $6.3 billion of assets under management, including $0.5 billion of assets under advisement as of June 30, 2017. The Investment Adviser has provided investment advice with respect to income producing equity portfolios since 1991, mainly specializing in higher-yielding stocks.

Distributions and Dividends
The Fund intends to make regular monthly distributions of all or a portion of investment company taxable income (which includes ordinary income and short term capital gains) to common shareholders. The Fund also intends to make annual distributions of its “net capital gain” (which is the excess of net long-term capital gains over net short-term capital losses).

If an investor buys common shares just before the record date of a dividend declared by the Fund, the investor will receive that dividend. Such dividends, although in effect a return of capital, will be treated as ordinary income or capital gain dividends to the extent described above. A return of capital is in effect a return of a portion of an investor’s original investment in the Fund. Accordingly, the timing of the purchase of the common shares may result in a return of a portion of the investment as taxable income. Therefore, prior to purchasing common shares, an investor should carefully consider the impact of ordinary income or capital gains dividends that are expected to be or have been announced. Various factors will affect the level of the Fund’s investment company taxable income. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Because the Fund’s income will fluctuate and the Fund’s distribution policy may be changed by the Board of Trustees at any time, there can be no assurance that the Fund will pay distributions or dividends at a particular rate. Unless you elect to receive distributions in cash (i.e. opt out), all of your distributions will be automatically reinvested in additional common shares under the Fund’s Dividend Reinvestment Plan. See “Distributions and Dividends” and “Dividend Reinvestment Plan.”

Tax Aspects
The Fund has qualified and intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund so qualifies, the Fund (but not its common shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and net realized capital gains that it timely distributes to common shareholders. The Fund intends to distribute substantially all of such income and gains annually. To qualify for the favorable tax treatment of a RIC, the Fund must, among other things, satisfy certain source-of-income, asset diversification and distribution requirements. If in any year the Fund fails to qualify as a RIC, it would be taxed as an ordinary corporation and could be required to recognize unrealized gains, incur substantial tax on such unrealized gains and make certain substantial distributions in order to requalify as a RIC that is accorded special tax treatment. See “Taxation”; see also “Tax Aspects” in the SAI.

Repurchase of Common Shares
The Fund’s Board of Trustees may authorize the Fund’s officers to consider the repurchase of its common shares in the open market when the common shares are trading at a discount from net asset value. If authorized, the Board of Trustees may discontinue this policy at any time. Although the Board of Trustees intends to authorize such repurchases, the Fund is not required to repurchase its common shares. Any such repurchases are subject to certain notice and other requirements under the Investment Company Act. See “Repurchase of Common Shares.”

Anti-Takeover Provisions
The Fund’s Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. One such provision divides the Fund’s Board of Trustees into three classes serving staggered terms. Such provisions may discourage third parties from acquiring control of the Fund, which could result in shareholders not having the opportunity to realize a price greater than the current market price for their common shares at some time in the future. See “Anti-Takeover Provisions.”

Conflicts of Interest
The investment activities of the Investment Adviser for its own account and other accounts it manages may give rise to conflicts of interest that may disadvantage the Fund. For example, the Investment Adviser may engage in the ordinary course of business in activities in which its interests or the interests of its other clients may conflict with those of the Fund and the Fund’s shareholders. See “Conflicts of Interest” in the SAI.

Custodian; Transfer Agent	U.S. Bank National Association will serve as custodian of the Fund’s assets. American Stock Transfer & Trust Company, LLC will serve as the Fund’s transfer agent and dividend disbursing agent.

Investor Support Services
The Fund has agreed to retain Four Wood Capital Partners LLC to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the NYSE specialist for the Fund’s common shares, and with the closed-end fund analyst community regarding the Fund on a regular basis. Four Wood may separately contract with and coordinate the activities of a third party to provide certain of the above-described services. In exchange for these services, the Fund will pay Four Wood a monthly fee equal to the annualized rate of 0.11% of the month-end total Managed Assets of the Fund. The payment of this fee terminates on November 24, 2017 unless extended by the Fund.

SUMMARY OF FUND EXPENSES

The table shows the expenses of the Fund as a percentage of the average net assets applicable to common shares, and not as a percentage of total assets or Managed Assets.

Shareholder Transaction Expenses (as a percentage of offering price)
Maximum Sales Charge(1)	---%
Offering expenses borne by Common Shareholders(1)	---%
Dividend reinvestment plan fees	None(2)
Annual Expenses(3)
Management fees	1.22%
Interest expense	0.37%
Other expenses(4)	0.59%
Acquired fund fees and expenses (5)	0.83%
Total annual expenses	3.01%
___________________
(1)
The applicable Prospectus Supplement to be used in connection with any sale of common shares will set forth any applicable sales load and the estimated offering expenses to be borne by the Fund.   Any offering expenses paid by the Fund will be deducted from the proceeds of the offering received by the Fund.

(2)
You will pay a $15 transaction fee and brokerage charges if you direct American Stock Transfer & Trust Company, as agent for the common shareholders (the “Plan Agent”), to sell your common shares held in a dividend reinvestment account.

(3)	Annualized expense ratios are based on expense amounts incurred for the semi-annual period ended April 30, 2017.
(4)
Based on estimated amounts for the current fiscal year.  The Fund has entered into an Investor Support Agreement with Four Wood to provide certain services to the Fund and its shareholders.  In exchange for these services, the Fund paid Four Wood a monthly fee equal to the annualized rate of 0.12% in year one, 0.12% in year two and 0.11% in year three of the month-end total Managed Assets of the Fund for an initial period of three years, which commenced at the end of the first calendar month following the Fund’s effectiveness with the U.S. SEC and its successful listing on the NYSE. The Investor Support Agreement terminates in
November, 2017 unless extended by the Board of Trustees.

(5)
Acquired fund fees and expenses are the indirect costs of investing in other investment companies such as money market mutual funds and open-end and closed-end mutual funds.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights, when issued, because the financial statements, when issued, include only the direct operating expenses incurred by the Fund.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses common shareholders of the Fund will directly or indirectly bear.  For a more complete description of the various fees and expenses of the Fund, see “Fund Expenses” in this prospectus.

Example:

The following example illustrate the expenses, based on the level of fees and expenses shown above (including the applicable transaction fees, if any, and estimated offering costs of $[XX]), that you would pay on a $10,000 investment that is held for the time periods provided in the table.  The example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s total annual expenses, as provided above, remain the same.  The example also assumes a 5% annual return.

The following example assumes a transaction fee of [XX]%, as a percentage of the offering price.
1 Year	3 Years	5 Years	10 Years
$[XX]	$[XX]	$[XX]	$[XX]

The preceding example is based on the fees and expenses set out above and should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.  The rate of return of the Fund also may be greater or less than the hypothetical 5% return used in the example above.

FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown.  Certain information reflects financial results for a single Common Share of the Fund.  The total returns in the table represent the rate an investor would have earned or lost on an investment in common shares of the Fund (assuming reinvestment of all dividends).

The Fund’s annual financial statements for the fiscal period ended October 31, 2016, including the financial highlights for the period then ended, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm.  The information with respect to the six months ended April 30, 2017 is unaudited and is included in the Fund’s 2017 Semi-Annual Report.  A copy of the Annual Report and the Semi-Annual Report may be obtained from www.sec.gov or by visiting www.mhinvest.com/hie.  The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus.  Past results are not indicative of future performance.

The following per share data and ratios have been derived from information provided in the financial statements.

Selected data for a Common share outstanding throughout each period:

	Period from November 1, 2016 through April 30, 2017 (unaudited)		For the year ended October 31, 2016	Period from November 24, 2014(1) through October 31, 2015
Per Common Share Data(2)
Net asset value, beginning of period	$12.16		$14.57	$19.10
Income from Investment Operations
Net investment income (loss)	0.20		0.64	1.02
Net realized and unrealized gains (losses)	1.55		(1.66)	(4.35)
Total from investment operations	1.75		(1.02)	(3.33)
Distributions to Common Stockholders
Net investment income	(0.70)		(0.47)	(1.01)
Return of capital	–		(0.92)	(0.15)
Total distributions to common stockholders	(0.70)		(1.39)	(1.16)
Organizational and Offering costs on issuance of common stock(3)	–		–	(0.04	)(3)
Net asset value, end of period	$13.21		$12.16	$14.57
Per common share market value, end of period	$13.65		$11.57	$13.32
Total investment return based on market value(4)	24.51	%(6)	(2.26)%	(28.39	)%(6)
Total investment return based on net asset value(5)	14.50	%(6)	(6.70)%	(18.39	)%(6)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$177,275		$163,229	$195,460
Ratio of expenses to average net assets	2.18	%(7)	2.13%	1.84	%(7)
Ratio of net investment income to average net assets	3.11	%(7)	5.04%	6.34	%(7)
Portfolio turnover rate	25	%(6)	85%	46	%(6)

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period. Calculated using average shares outstanding method.
(3)	Represents the dilution per common share from offering costs for the period from November 24, 2014 through October 31, 2015.
(4)
Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported
(excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)
Total investment return is calculated assuming a purchase of common stock at the net asset value at the beginning of the period (or initial public offering price) and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(6)	Not annualized.
(7)	Annualized.

The following table sets forth additional information regarding the Fund’s credit facility as of each the fiscal periods ended shown:

Fiscal Period Ended	Total Amount Outstanding	Asset Coverage per $1,000 of Indebtedness
October 31, 2015	$37,500,000	$6,213
October 31, 2016	$37,500,000	$5,353
April 30, 2017	$37,500,000	$5,727

TRADING AND NET ASSET VALUE INFORMATION

The following table shows for the periods indicated: (i) the high and low sales prices for the common shares as reported as of the end of the day on the NYSE, (ii) the high and low net asset values of the common shares, and (iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended
	High	Low	High	Low	High	Low

April 2017	$13.74	$12.57	$13.29	$12.89	3.39%	(2.48)%
January 2017	$13.02	$11.11	$13.33	$11.71	(2.33)%	(5.12)%
October 2016	$13.09	$11.54	$13.39	$12.12	(2.21)%	(4.79)%
July 2016	$13.18	$11.22	$13.32	$12.45	(1.05)%	(9.88)%
April 2016	$12.20	$9.25	$12.88	$10.62	(5.28)%	(12.90)%
January 2016	$13.36	$8.79	$14.87	$10.62	(10.15)%	(17.23)%
October 2015	$16.11	$12.07	$16.36	$13.88	(1.53)%	(13.04)%
July 2015	$18.08	$15.85	$18.15	$16.70	(0.39)%	(5.09)%
April 2015	$19.93	$16.91	$18.45	$18.20	8.02%	(7.09)%
January 2015*	$21.60	$18.62	$17.92	$18.41	20.54%	1.14%

*	For the period November 24, 2014 (commencement of operations) through January 31, 2015.

The net asset value per share, the market price and percentage of premium/(discount) to net asset value per Common Share on July 31, 2017 was $13.19, $13.93 and 5.61%, respectively.  As of April 30, 2017, the Fund had 13,421,654 common shares outstanding and net assets applicable to common shares of $177,275,207.  See “Anti-Takeover Provisions.”

THE FUND

Miller/Howard High Income Equity Fund (the “Fund”) is a statutory trust that was formed under the laws of the State of Delaware on April 21, 2011.  The Fund is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a closed-end, non-diversified management investment company.  The Fund has a staggered Board, whereby one class of Trustees is elected each year.  The Fund’s standard mailing address is P.O. Box 549, Woodstock, NY 12498.

The address of the Fund’s principal office, including its office for service for process, and for purposes of overnight mail, is 10 Dixon Avenue, Woodstock, NY 12498.

Miller/Howard Investments, Inc. serves as the Fund’s investment adviser (the “Investment Adviser” or “Adviser”).

Absent shareholder approval to shorten or extend the life of the Fund, the Fund’s Declaration of Trust provides that it will cease to exist at the close of business on November 24, 2024, except for the purpose of satisfying any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind up its business and affairs.  If the Fund’s Board of Trustees believes that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date for one year, to November 24, 2025, without a shareholder vote, upon the affirmative vote of three-quarters of the Trustees then in office.  Upon termination, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund.  See “Limited Term.”  The Fund’s investment objectives and policies are not designed to seek to return to investors that purchase common shares their initial investment on the Termination Date, and such investors and investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon termination.

USE OF PROCEEDS

Unless otherwise specified in a Prospectus Supplement, the net proceeds from the issuance of common shares in offerings will be invested in accordance with the Fund’s investment objectives and policies as stated below. Pending investment, the timing of which may vary depending on the size of the investment but in no case is expected to exceed 30 days, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government and its agencies or instrumentalities or in high quality, short-term money market instruments. See “Risk Factors—Leverage Risk” and “Use of Leverage” in the Prospectus.

INVESTMENT OBJECTIVES

The Fund’s primary investment objective is to seek a high level of current income.  As a secondary objective, the Fund seeks capital appreciation.  An investment in the Fund is not appropriate for all investors.  The Fund’s investment objectives may be changed by the Board of Trustees without shareholder approval.  Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change in accordance with SEC rules.  We cannot assure you that the Fund’s investment objectives will be achieved.

INVESTMENT APPROACH

Investment Process/Philosophy

The Fund will seek dividend, distribution and interest income through investments generally in equity securities such as common stock or convertible preferred stock and other securities.  The Fund will seek to derive the majority of its monthly distributions to shareholders from income and distributions generated by stock positions held in the portfolio.  The Fund will also seek distributions through investments in MLPs and issuers that the Investment Adviser views as consistent with seeking high levels of income.

Dividend deciles are objectively measured criteria which may be determined by dividing the equity securities that produce income (from dividends, distributions, and interest, and collectively referred to as “dividends”) into ten segments with equal numbers of stocks in each segment, or decile, of yield.  The Fund generally intends to focus on what the Investment Adviser perceives to be the higher dividend deciles of the market.  The universe of deciles most relevant to the Fund’s investment strategy is all stocks traded on either the New York Stock Exchange or the Nasdaq-GS with a market cap over $1 billion (at the time of the Fund’s acquisition) that have dividend or distribution yields in the top 4 deciles (deciles 7-10, with decile 1 having the lowest dividend or distribution yielding companies and decile 10 having the highest dividend or distribution yielding companies, as ranked by the Investment Adviser).  The Investment Adviser believes that historically the higher dividend deciles have tended to offer attractive risk/return characteristics.

The Investment Adviser will at times seek to select stocks for the Fund that, in the Investment Adviser’s view, have potential for dividend increases.  The Investment Adviser believes that dividend increases are often a positive signal from management about the future prospects of a company, and may support favorable conclusions drawn from a company’s past financial reports.  Various third-party studies as well as the Investment Adviser’s own research suggest that stocks with dividend growth historically tend to be among the better performing stocks of the stocks that pay dividends.  The Investment Adviser uses various metrics and techniques to evaluate the likelihood of future dividend increases, and consults independently originated research on this subject.  The Investment Adviser cannot provide assurance, however, that it will successfully interpret such measures and research.

Stocks that increase their dividends may be an appropriate part of an investment portfolio of an investor who seeks high income return on original investment over the long-term.  The Investment Adviser believes that, in general, compounding income over time—not style, sector, or asset class—is the most reliable driver of long-term returns.  Although the Investment Adviser believes that the effects of dividend growth and re-investment of dividends may have a positive impact on the Fund’s portfolio, there can be no assurance that stocks with dividend growth will produce favorable results in the future, or that any particular stock chosen by the Investment Adviser will produce favorable results even if other stocks with dividend growth do so.

In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

•	the dividend income, distributions, or interest generated by the securities;

•	prospects for dividend or distribution increases;

•	safety of dividends or distributions;

•	financial strength;

•	the potential for capital appreciation of the securities;

•	the industry of the issuer of a security;

•	the prices of the securities relative to other comparable securities;

•	whether the securities are entitled to the benefits of call protection or other protective covenants;

•	the existence of any anti-dilution protections or guarantees of the security; and

•	the number and size of investments of the portfolio as to issuers.

The Investment Adviser’s investment philosophy with respect to selecting securities is to emphasize quality and value, as determined by such factors as asset quality, balance sheet leverage, management ability, and cash flow.  In addition, in making stock selections, the Investment Adviser looks for securities that it believes may have a superior dividend or distribution yield as well as capital gains potential.  The Investment Adviser may also assess investment opportunities by other measures it views appropriate under the circumstances particular to each opportunity.  Any consideration of a security’s “prospects” or “potential” is based on the Investment Adviser’s analysis but is no guarantee of future performance of the security.  The Investment Adviser will not necessarily consider all of the above factors with respect to every investment by the Fund.

Investment Policies

The Fund will attempt to achieve its investment objectives by investing, under normal market conditions, at least 80% of its Total Assets for this purpose in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges.  The Fund will seek to derive the majority of its monthly distributions to shareholders from income and distributions generated by stock positions held in the portfolio.  Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, royalty trusts, real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and warrants, all of which will generally trade on a U.S. national securities exchange.

The Fund may invest up to 25% of its Total Assets in securities of master limited partnerships (“MLPs”), generally in the energy sector.  The Fund believes that MLPs in general may represent a favorable investment opportunity since MLPs typically generate a predictable level of tax-deferred income and offer the potential for increased distributions and capital appreciation over time.  For purposes of the Fund’s 80% test, any investments in derivatives will be valued at market value.

Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts and equity interests in trusts and other entities.  The Fund may also invest in a broad mix of assets including, but not limited to, foreign securities, securities issued by small-capitalization issuers or emerging markets issuers, foreign currency-related transactions, certain types of derivative transactions (as discussed in more detail below), fixed income securities, real estate-related investments, registered investment companies, royalty trusts, exchange traded notes, and defensive instruments such as cash and cash equivalents.  The Fund will invest no more than 15% of its Managed Assets in issuers located in “emerging market” countries.  The Fund may also invest in fixed-income and convertible securities rated in the lower rating categories of recognized statistical rating agencies, or non-rated securities deemed by the Investment Adviser to be of comparable quality.  These high yield securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities.  The Fund may invest without regard to capitalization or, in the case of fixed income securities, without regard to any particular range of maturity.  The Fund’s investments in foreign issuers will primarily consist of companies located in developed countries and listed on U.S. exchanges.  For purposes of the Fund’s 80% test, any investments in derivatives will be valued at market value.

From time to time, the Fund may also invest a portion of its assets in exchange-traded funds (“ETFs”), exchanged-traded notes (“ETNs”) and U.S. government securities.  A subsidiary of the Investment Adviser receives licensing fees on indexes that are licensed to certain ETN sponsors.  The Fund will not invest in ETNs that are linked to indexes created by this subsidiary of the Investment Adviser, or any other affiliate of the Investment Adviser, and licensed to the ETN sponsor.

See “Risk Factors and Special Considerations” for more information, including with respect to particular types of derivative transactions in which the Fund may engage.

The Fund’s investment policies, including its policy of investing, under normal market conditions, at least 80% of its Total Assets in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges (such as through ADRs), and its policies with respect to the use of leverage and writing options, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.  Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change in accordance with SEC rules.

Option Strategy

As part of its investment strategy, the Fund intends to employ a strategy of writing (selling) covered (as described herein) put options on a portion of the common stocks in its portfolio, writing (selling) covered (as described herein) call options on a portion of the common stocks in its portfolio and writing (selling) covered call and put options on indices of securities and sectors of securities.  This option strategy is intended to generate premium income from option premiums as a means to enhance distributions payable to the Fund’s shareholders.  The Fund may also buy put and call options.

The Fund may write covered put and call options up to a notional amount of 20% of the Fund’s Total Assets.  The Fund intends to utilize an options writing strategy opportunistically and the specific percentage of the Total Assets represented by the notional amount of options written may vary from time to time with market conditions.  The Fund would generally write options that are “out of the money”—in other words, the strike price of a written call option will be greater than the market price of the underlying security on the date that the option is written, or, for a written put option, less than the market price of the underlying security on the date that the option is written; however, the Fund may also write “in the money” options for defensive or other purposes.  As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation from that portion of the portfolio on which options may be written as noted above, becomes more limited.  The number of covered put and call options on securities the Fund can write is limited by the Total Assets the Fund holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock.

The Fund intends to engage in a options writing strategy consisting of writing put options on securities already held in its portfolio or securities that are candidates for inclusion in its portfolio.  This strategy is designed to provide the Fund with the potential to acquire securities that the Investment Adviser is interested in acquiring for the Fund at attractive valuations while earning put premium income as a means to enhance distributions payable to the Fund’s shareholders.  This strategy, however, is subject to substantial risks.  See “Risk Factors and Special Considerations—Risks of Writing Options.”

The Fund may also engage in covered call writing strategies.  The Fund may purchase put and call options.

See “Portfolio Composition—Option Strategy.”

Total Assets; Managed Assets

For purposes of the Fund’s investment policies, “Total Assets” means all assets (including proceeds of leverage) before subtracting accrued liabilities.  “Managed Assets” means the Total Assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities) and/or (ii) the issuance of preferred stock or other similar preference securities.

PORTFOLIO COMPOSITION

The Fund’s portfolio is expected to be composed principally of the following investments.  A more detailed description of the Fund’s investment policies and restrictions, including fundamental policies of the Fund, is contained in the SAI.

Equity Securities.  The Fund invests in U.S. listed equity securities of both U.S. and non-U.S. issuers, which may include American Depositary Receipts and Global Depositary Receipts.  Equity securities generally represent an equity ownership interest in an issuer.  The Fund focuses primarily on seeking a high level of income, and only secondarily on capital appreciation.  Although equity securities have historically generated higher average returns than fixed-income securities over the long term, equity securities also have experienced significantly more volatility in those returns and in certain years have significantly underperformed relative to fixed-income securities.

Warrants.  Warrants are instruments issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Warrants normally have a short life span to expiration.  The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Preferred Securities.  Preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets.  This means that a company must pay dividends on preferred stock before paying any dividends on its common stock.  In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors.  Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable.  In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid.  However, some preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid.  A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders.  Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected.  There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable.

Preferred shareholders usually have no right to vote for corporate directors or on other matters.  Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance.  The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the Dividends Received Deduction.

Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities.  Thus, in declining interest rate environments in particular, the Fund’s holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Convertible Securities.  Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer.  Convertible securities have general characteristics similar to both debt and equity securities.  A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to non-convertible debt obligations.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.  A convertible security may be subject to redemption at the option of the issuer at a predetermined price.  If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it to underlying common stock, or sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.

A “synthetic” or “manufactured” convertible security may be created by the Fund or by a third party by combining separate securities that possess the two principal characteristics of a traditional convertible security:  an income producing component and a convertible component.  The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments.  The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index.  Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value.  Because the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component, the value of a synthetic convertible security may respond differently to market fluctuations than a traditional convertible security.  The Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes.  Convertible structured notes are income-producing debentures linked to equity.  Convertible structured notes have the attributes of a convertible security; however, the issuer of the convertible note (typically an investment bank), rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment and the Fund in turn assumes credit risk associated with the issuer of the convertible note.

Royalty Trusts.  The Fund may invest in royalty trusts.  Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to shareholders as distributions.  Royalty trusts typically have no physical operations and no management or employees.  Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber.  As these deplete, production and cash flows steadily decline, which may decrease distribution rates.  Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.

Option Strategy.  An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price.  The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Certain options, known as American style options may be exercised at any time during the term of the option.  Other options, known as European style options, may be exercised only on the expiration date of the option.  As the writer of an option, the Fund would effectively add leverage to its portfolio because, in addition to its Managed Assets, the Fund would be subject to investment exposure on the value of the assets underlying the option.  However, the Fund does not include the notional amounts of written options for purposes of calculating its limitation on leverage set forth in this prospectus.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written.  If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.  Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.  The Fund may sell call or put options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the call or put option when purchased.  For written options, the Fund will realize a capital gain from a closing purchase transaction if the cost of the closing transaction is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.  For purchased options, if the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss.  Net gains from the Fund’s option strategy will be short-term capital gains which, for U.S. federal income tax purposes, will constitute net investment company taxable income.

Put Options.  Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.  The Fund intends to engage in an options writing strategy that includes writing put options on securities already held in its portfolio or securities that are candidates for inclusion in its portfolio.  This strategy is designed to provide the Fund with the potential to acquire securities that the Investment Adviser is interested in acquiring for the Fund at attractive valuations while earning put premium income as a means to enhance distributions payable to the Fund’s shareholders.  Put option strategies may produce a higher return than covered call writing (described below), but may involve a higher degree of risk and potential volatility.  See “Risk Factors and Special Considerations—Risks of Writing Options.”

The Fund will write (sell) put options on individual securities only if the put option is covered.  A put option written by the Fund on a security is covered if the Fund segregates or earmarks assets determined to be liquid by the Adviser (in accordance with procedures established by the Board) equal to the exercise price.  Unlike a covered call option (described below), the cover for a put option covered in this manner will not provide the Fund with any appreciation to offset any loss the Fund experiences if the put option is exercised.  A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Adviser as described above.  A put option purchased to cover a written put option may not necessarily have the same counterparty or expiration date as the written put option; however, the Fund will only use the purchased put option as cover for the written put option until the expiration date of the purchased put option.

The following is a conceptual example of a put transaction, making the following assumptions:  (1) a common stock currently trading at $37.15 per share; (2) a six-month put option written with a strike price of $35.00 (i.e., 94.21% of the current market price); and (3) the writer receives $1.10 or 2.96% of the common stock’s value as a premium.  This example is not meant to represent the performance of any actual common stock, option contract or the Fund itself and does not reflect any transaction costs of entering into or closing out the option position.  Under this scenario, before giving effect to any change in the price of the stock, the put writer receives the premium, representing 2.96% of the common stock’s value, regardless of the stock’s performance over the six-month period until the option expires.  If the stock remains unchanged, appreciates in value or declines less than 5.79% in value, the option will expire and there would be a 2.96% return for the six-month period.  If the stock were to decline by 5.79% or more, the Fund would lose an amount equal to the amount by which the stock’s price declined minus the premium paid to the Fund.  The stock’s price could lose its entire value, in which case the Fund would lose $33.90 ($35.00 minus $1.10).

Call Options and Covered Call Writing.  The Fund may follow a strategy known as “covered call option writing,” which is a strategy designed to generate premium income from option premiums as a means to enhance distributions payable to the Fund’s shareholders.

Over time, as the Fund writes covered call options over more of its portfolio, its ability to benefit from capital appreciation may become more limited, and the Fund will lose money to the extent that it writes covered call options and the securities on which it writes these options appreciate above the exercise price of the option by an amount that exceeds the exercise price of the option.  Therefore, over time, the Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Fund’s ability to benefit from capital appreciation.

A call option written by the Fund on a security is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser (in accordance with procedures established by the Board) in such amount are segregated by the Fund’s custodian or earmarked on the Fund’s books and records) upon conversion or exchange of other securities held by the Fund.  A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Adviser as described above.

The standard contract size for a single option is 100 shares of the common stock.  There are four items needed to identify any option:  (1) the underlying security, (2) the expiration month, (3) the strike price and (4) the type (call or put).  For example, ten XYZ Co. October 40 call options provide the right to purchase 1,000 shares of XYZ Co. on or before October at $40.00 per share.  A call option whose strike price is above the current price of the underlying stock is called “out-of-the-money.”  Most of the options that will be sold by the Fund are expected to be out-of-the-money, allowing for potential appreciation in addition to the proceeds from the sale of the option.  An option whose strike price is below the current price of the underlying stock is called “in-the-money” and may be sold by the Fund as a defensive measure to protect against a possible decline in the underlying stock.

The following is a conceptual example of a covered call transaction, making the following assumptions:  (1) a common stock currently trading at $37.15 per share; (2) a six-month call option is written with a strike price of $40.00 (i.e., 7.7% higher than the current market price); and (3) the writer receives $2.45 (or 6.6%) of the common stock’s value as a premium.  This example is not meant to represent the performance of any actual common stock, option contract or the Fund itself and does not reflect any transaction costs of entering into or closing out the option position.  Under this scenario, before giving effect to any change in the price of the stock, the covered-call writer receives the premium, representing 6.6% of the common stock’s value, regardless of the stock’s performance over the six-month period until option expiration.  If the stock remains unchanged, the option will expire and there would be a 6.6% return for the 6-month period.  If the stock were to decline in price by 6.6%, the strategy would “break-even” thus offering no gain or loss.  If the stock were to climb to a price of $40.00 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium of 6.6% for a total return of 14.3%.  Under this scenario, the investor would not benefit from any appreciation of the stock above $40.00, and thus be limited to a 14.3% total return.  The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the investor’s downside protection is eliminated and the stock could eventually become worthless.

For conventional listed call options, the option’s expiration date can be up to nine months from the date the call options are first listed for trading.  Longer-term call options can have expiration dates up to three years from the date of listing.  It is anticipated that, under certain circumstances when deemed at the Investment Adviser’s discretion to be in the best interest of the Fund, options that are written against Fund stock holdings will be repurchased prior to the option’s expiration date, generating a gain or loss in the options.  If the options were not to be repurchased, the option holder would exercise their rights and buy the stock from the Fund at the strike price if the stock traded at a higher price than the strike price.  In general, when deemed at the Investment Adviser’s discretion to be in the best interests of the Fund, the Fund may enter into transactions, including closing transactions, that would allow it to continue to hold its common stocks rather than allowing them to be called away by the option holders.

Purchasing Put and Call Options.  The Fund may also buy put and call options.  Purchasing put and call options, as well as writing such options, are highly specialized activities and entail greater than ordinary investment risks. Although an option buyer’s risk is limited to the amount of the original investment for the purchase of the option, an investment in an option may be subject to greater fluctuation than is an investment in the underlying securities.

Options on Indices.  The Fund may sell call and put options on stock indices or sectors.  Because index and sector options both refer to options on baskets of securities and generally have similar characteristics, we refer to these types of options collectively as index options.  Options on an index differ from options on individual securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

As the seller of an index call or put option, the Fund receives cash (the premium) from the purchaser.  The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date).  The purchaser of an index put option has the right to any depreciation in the value of the index below a fixed price (the exercise price) on or before a certain date in the future (the expiration date).  The Fund, in effect, agrees to sell the potential appreciation (in the case of a call) or accept the potential depreciation (in the case of a put) in the value of the relevant index in exchange for the premium.  If, at or before expiration, the purchaser exercises the call or put option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option.  The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call or put option.

The Fund may execute a closing purchase transaction with respect to an index option it has sold and sell another option (with either a different exercise price or expiration date or both).  The Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums.  The cost of a closing transaction may reduce the net index option premiums realized from the sale of the index option.

The Fund will cover its obligations when it sells index options.  An index option is considered covered if the Fund maintains with its custodian or designates on its books and records assets determined to be liquid by the Investment Adviser (in accordance with procedures established by the Board) in an amount equal to the contract value of the applicable basket of securities.  The cover for an index option covered in this manner will not provide the Fund with any appreciation to offset any loss the Fund experiences if the index option is exercised.  An index or sector put option also is covered if the Fund holds a put on the same basket of securities as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Investment Adviser as described above.  An index or sector call option also is covered if the Fund holds a call on the same basket of securities as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Investment Adviser as described above.

Limitation on Options Writing Strategy.  The number of covered call and put options the Fund can write is limited by the Total Assets the Fund holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock.  In connection with its option writing strategy, the Fund will not write “naked” or uncovered put and call options, other than those that are covered by the segregation or earmarking of liquid assets or other methods as described above.  Furthermore, the Fund’s exchange-listed option transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.  These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers.  Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Master Limited Partnership Interests.  MLPs are limited partnerships or limited liability companies that are taxed as partnerships and whose interests (limited partnership units or limited liability company units) are traded on securities exchanges like shares of common stock.  An MLP consists of a general partner and limited partners.  The general partner manages the partnership, has an ownership stake in the partnership and is eligible to receive an incentive distribution.

The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership and receive cash distributions.  MLPs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over other types of securities.  Currently, most MLPs operate in the energy, natural resources or real estate sectors.  The Fund may invest up to 25% of its Total Assets in MLPs generally in the energy sector.

Real Estate Securities and Related Derivatives.  The Fund may gain exposure to the real estate sector by investing in REITs, real estate-linked derivatives, and common, preferred and convertible securities of issuers in real estate-related industries.

Securities Issued by Small-Capitalization Issuers.  The Fund may invest in companies without regard to their capitalization and thus may hold securities issued by smaller companies.  The value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies.  The Fund’s investments in smaller companies subject it to greater levels of market, common stock and credit risk.

Foreign Securities and Emerging Markets Issuers.  The Fund may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. Securities laws, markets and accounting requirements, including in securities of issuers whose primary operations or principal trading market is in an “emerging market.”  “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

Derivatives.  The Fund may, but is not required to, participate in various derivative transactions.  Such transactions entail certain execution, market, liquidity, hedging and tax risks.  Participation in the options or futures markets, in other derivatives transactions, or in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies.  The Fund may engage in certain other derivative transactions, including the following, although it currently expects to generally do so to a lesser degree than options transactions:  interest rate transactions; when issued, delayed delivery securities and forward commitments; repurchase agreements; and swaps and related derivatives.  The Fund also may, but does not currently intend to, utilize other types of derivative instruments, primarily for hedging or risk management purposes.  Although the Investment Adviser seeks to use such practices to further the Fund’s investment objectives, no assurance can be given that the Investment Adviser will engage in any of these practices or that these practices will achieve the desired result.  Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions, or illiquidity of the derivative investments.  To mitigate its counterparty risk, the Fund generally intends to enter into derivative transactions (if any) with a variety of parties.  Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

When Issued, Delayed Delivery Securities and Forward Commitments.  The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved.  In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security).  When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment.  While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.  Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date.  The Fund will segregate with its custodian, or earmark on its books and records, cash or liquid assets in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Repurchase Agreements.  Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities.  Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time.

Fixed Income Securities.  The Fund may invest in bonds of varying maturities issued by the U.S. government and corporate issuers, and other issuers.  Bonds are fixed or variable rate debt obligations, including bills, notes, debentures and similar instruments and securities.  Bonds generally are used by their issuers to borrow money from investors.  The issuer pays investors a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

Registered Investment Companies.  The Fund may invest in registered investment companies, including exchange traded funds (“ETFs”).  The Fund is subject to limitations under the Investment Company Act on its ability to invest in registered funds, but certain ETFs have obtained exemptions with respect to such limitations.

Exchange Traded Notes.  The Fund may invest in exchange traded notes (“ETNs”).  ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees.  When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.  The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.  An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy.

Restricted and Illiquid Securities.  The Fund may invest in restricted, illiquid or less liquid securities or securities in which no secondary market is readily available or which are otherwise illiquid, including private placement securities.  “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV.  Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market.  The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets.  Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

High Yield Securities.  Subject to its investment policies, the Fund may invest without limit in securities rated, at the time of investment, below investment grade quality such as those rated Ba or below by Moody’s Investor’s Service, Inc. (“Moody’s”), BB or below by S&P or Fitch Ratings (“Fitch”), or securities comparably rated by other rating agencies or in unrated securities determined by the Adviser to be of comparable quality.  Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve greater price volatility than securities in higher rating categories.  Often the protection of interest and principal payments with respect to such securities may be very moderate and issuers of such securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade securities, though high yielding, are characterized by high risk.  They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities.  The secondary market for lower grade securities may be less liquid than that of higher rated securities.  Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV.

The prices of fixed income securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities.  Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon.  The investor receives this higher coupon in return for bearing greater credit risk.  The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

Lower grade securities may be particularly susceptible to economic downturns.  It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.  In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate.  Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations.  Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal.  To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

U.S. Government Debt Securities.  The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance.  Such obligations include U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the separate trading of registered interest and principal securities program (i.e., STRIPS), all of which are backed by the full faith and credit of the United States.

Foreign Currency-Related Transactions.  The Fund may invest directly in non-U.S. currencies or in securities that trade in, and receive revenues in, non-U.S. currencies, or in derivatives that provide exposure to non-U.S. currencies.

Defensive Instruments Such as Cash and Cash Equivalents.  During the period during which the net proceeds of any offering of common shares are being invested, or during periods in which the Investment Adviser determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may temporarily deviate from its investment strategy and invest all or any portion of its assets in cash or cash equivalents with remaining maturities of less than one year.  The Investment Adviser’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent.  In such a case, the common shares may be adversely affected and the Fund may not pursue or achieve its investment objectives.

Lending Portfolio Securities.  To generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities.  As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially.  The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.  By lending its portfolio securities, the Fund can increase its income through the investment of the collateral.  For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash.  From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a placing broker, a part of the interest earned from the investment of collateral received for securities loaned.

USE OF LEVERAGE

The Fund currently intends to use leverage to seek to achieve its investment objectives.  The Fund currently anticipates that it will use leverage by borrowing funds from banks or other financial institutions.  The Fund may also utilize leverage through reverse repurchase agreements, dollar rolls and/or the issuance of preferred shares, as described in this prospectus.

Issuing debt or preferred securities, or borrowing money, is often referred to as traditional leverage, and entering into reverse repurchase agreements, dollar rolls, swaps, futures, forwards and other derivative transactions, and securities lending arrangements, that have similar effects as leverage, is often referred to as effective leverage.  The Fund will not employ leverage, either traditional or effective leverage, of more than 20% of the Fund’s Managed Assets as measured at the time when leverage is incurred.  The Fund currently intends to use traditional leverage, in the form of a credit facility, in an amount up to 20% of its Managed Assets.  Notwithstanding the foregoing, the Fund does not consider the writing of covered put and call options or securities lending arrangements to be effective leverage, and will not include the notional amount of any written covered put and call options, or proceeds from securities lending arrangements, in calculating leverage.  Put and call options written by the Fund will be covered as described under “Portfolio Composition—Option Strategy.”

The use of leverage is subject to numerous risks.  When leverage is employed, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used.  Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares.  If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase as the case may be, the NAV per common share to a greater extent.  For example, a rise in short-term interest rates, which currently are near historically low levels, may cause the Fund’s net asset value to decline more than if the Fund had not used leverage.  A reduction in the Fund’s net asset value may cause a reduction in the market price of its common shares.  The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares.  When the Fund uses leverage, the fee payable to the Investment Adviser for advisory services will be higher than if the Fund did not use leverage because this fee is calculated on the basis of the Fund’s Managed Assets, which include the proceeds of leverage.  Moreover, covering written put and call options as described in “Portfolio Composition—Option Strategy” and excluding the notional amounts of such written put and calls from the calculation of the Fund’s leverage limit will not eliminate the portfolio volatility and potential for significant losses that may result from such an options writing strategy, in particular with respect to writing put options.  With respect to writing put options in particular, there is a risk that the Fund will have to sell portfolio securities at inopportune times in order to raise cash to meet its obligation to purchase a security put to it.  This risk is exacerbated by the fact that the purchasers of put options are more likely to exercise their right under the option to require the Fund to purchase the security underlying the put option in periods of market decline, therefore forcing the Fund to sell portfolio securities to raise cash in a declining market.  These risks could increase the volatility of the Fund’s portfolio, result in losses and thus cause rapid decreases in the Fund’s net asset value and the market value of the common shares.  The Fund’s leveraging strategy may not be successful.

Certain types of leverage the Fund may use may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements.  The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Fund.  The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act.  The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with its investment objectives and policies if the Fund were to utilize leverage.

Under the Investment Company Act, the Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Fund would have an asset coverage ratio (as defined in the Investment Company Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred stock (i.e., for every dollar of preferred stock outstanding, the Fund is required to have at least two dollars of assets).  The Investment Company Act also provides that the Fund may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable.  Under the Investment Company Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the Total Assets of the Fund.

Effects of Leverage.  Assuming that leverage through the use of a credit facility will represent approximately 20% of the Fund’s Managed Assets and that the Fund will bear expenses relating to that leverage at an average annual rate of 1.82%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed 0.25% in order to cover the expenses specifically related to the Fund’s use of leverage.  Of course, these numbers are estimates used for illustration.  Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC.  It is designed to illustrate the effect of leverage on common share total return, assuming hypothetical annual investment portfolio total returns, net of expenses (comprised of income and changes in the value of securities held in the Fund’s portfolio) of —10%, —5%, 0%, 5% and 10%.  These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.  The table further assumes that the Fund uses borrowings representing 17% of the Fund’s Managed Assets (which includes the amounts of leverage obtained through such borrowings) and a projected annual rate of interest on the borrowings of 1.82%.

Assumed Portfolio Total Return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Fund Share Total Return	(12.50)%	(6.44)%	(0.38)%	5.67%	11.73%

Fund share total return is composed of two elements:  net investment income of the Fund and gains or losses on the value of the securities the Fund owns.  As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation.  For example, to assume a total return of 0% the Fund must assume that the return it receives on its investments is entirely offset by losses in the value of those investments.

If the Fund uses leverage, the amount of fees paid to the Investment Adviser for its services will be higher than if the Fund does not use leverage because the fees paid are calculated based on Managed Assets, which includes assets purchased with leverage.  Therefore, the Investment Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Investment Adviser and common shareholders, as only the common shareholders would bear the fees and expenses incurred through the Fund’s use of leverage.  The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors.

Credit Facility.  The Fund may leverage its portfolio by entering into one or more credit facilities.  When the Fund enters into a credit facility, the Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default.  The Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith.  In addition, the Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the Investment Company Act.  The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses.  The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions.  The Fund also expects that it may have to pay a commitment fee and other fees, such as a utilization fee based on the daily unused portion of the commitments, as well as enter into various agreements ancillary to the principal credit facility agreement, such as security agreements and collateral control agreements.  There can be no assurance that the Fund will enter into another agreement for a credit facility, or one on terms and conditions representative of the foregoing, or that additional material terms will not apply.  In addition, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or by other forms of leverage.

In connection with the use of a credit facility for leverage, the Fund may permit the lender, subject to certain conditions, to rehypothecate (i.e., lend to other counterparties) portfolio securities pledged by the Fund up to the amount of the loan balance outstanding.  The Fund would expect the terms of the credit facility to provide that the Fund would continue to receive dividends and interest on rehypothecated securities.  The Fund also would expect to have the right under the credit facility to recall rehypothecated securities from the lender on demand.  The Fund would also expect that, if the lender fails to deliver a recalled security in a timely manner, the credit facility would provide for compensation to the Fund by the lender for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the lender, for the Fund, upon notice to the lender, to reduce the loan balance outstanding by the amount of the recalled security failed to be returned.

The Fund would expect the terms of any such credit facility pursuant to which portfolio securities pledged by the Fund are rehypothecated to provide for the Fund’s receipt of a portion of the fees earned by the lender in connection with the rehypothecation of such portfolio securities.  The use of a credit facility that permits the lender to rehypothecate the Fund’s pledged portfolio securities entails risks, including the risk that the lender will be unable or unwilling to return rehypothecated securities which could result in, among other things, the Fund’s inability to find suitable investments to replace the unreturned securities, thereby impairing the Fund’s ability to achieve its investment objectives.  See “Portfolio Composition—Lending Portfolio Securities,” “Risk Factors and Special Considerations—Counterparty Credit Risk,” and “Risk Factors and Special Considerations—Lending Portfolio Securities Risk.”

As of April 30, 2017, the Fund had loans outstanding under the Fund’s committed facility agreement with BNP Paribas Prime Brokerage (“BNP”), as a lender and the lending syndicate agent on behalf of other lenders participating in the facility, of $37,500,000.  During the six months ended April 30, 2017, the Fund had borrowings under the committed facility agreement with BNP as follows:

Average Daily Loan	Weighted Average Interest Rate %	Maximum Daily Loan
$37,500,000	1.69%	$37,500,000

The Fund’s borrowings under its committed facility agreement at April 30, 2017 equaled approximately 17% of the Fund’s total assets (including the proceeds of such leverage).  The Fund’s asset coverage ratio as of April 30, 2017 was 573%.

Assuming the utilization of leverage in the amount of 17% of the Fund’s total assets and an annual interest rate of 1.69% payable on such leverage, the additional income that the Fund must earn (net of expenses) in order to cover such leverage is approximately $633,750.  Actual costs of leverage may be higher or lower than that assumed above.

Current Borrowing Arrangement

As noted above, the Fund currently leverages through borrowings from a borrowing facility.  The current borrowing facility is expected to terminate on [MONTH DAY], 2017.  Additionally, the Fund, on [MONTH DAY], 2017, entered into a Special Custody Account Agreement with [LENDER] (“Margin Agreement”) to borrow up to the maximum amount permitted by the Investment Company Act.  The Margin Agreement permits the Fund to secure a margin loan from [LENDER] which requires the Fund to post collateral to secure the margin loan.  A margin loan is a loan of cash by [LENDER] to the Fund that is secured by the collateral value of the collateral held in a special custody account.  Such borrowings constitute financial leverage.

Margin loans may remain outstanding for so long as the Fund desires pursuant to maintaining adequate collateral.  Interest on margin loans is payable based on the amount of the loans outstanding as follows:

Loan Amount	Interest rate
$0-$100,000	Benchmark (“BM”) plus 1.5%
$100,000.01-$1,000,000	BM +1%
1,000,000.01-$3,000,000	BM +0.5%
$3,000,000.01+	Greater of 0.5% or BM + 0.25%

“Benchmark” shall mean the rate used by [LENDER] for the purpose of determining the rate of interest charged generally by [LENDER] to customers that are investment funds of credit standing equivalent to or better than that of the Fund from time to time, as such rate is published on [LENDER]’s website.  Such Benchmark is currently the Federal Funds Rate.

The Margin Agreement does not impose any investment restrictions that are more restrictive than those in the Fund’s Prospectus and SAI.  The Margin Agreement does not permit rehypothecation of portfolio securities.  There are no commitment fees related to the margin loan.

With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments. The credit facility with [LENDER] may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, or the Fund may be unable to renew or replace its borrowing facility upon the termination of the current facility, possibly requiring it to sell portfolio securities at times or prices that are disadvantageous. Any of these situations could adversely impact income or total return to shareholders.  See “Summary of Principal Risk Factors and Special Considerations-Leverage Risk.”

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein.  Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment.  At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing, or designate on its books and records, cash and/or liquid assets having a value not less than the repurchase price (including accrued interest).  If the Fund establishes and maintains such a segregated account, or earmarks such assets as described, a reverse repurchase agreement will not be considered a senior security under the Investment Company Act and therefore will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, or earmark such assets on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings discussed above.  The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities.  Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase.  Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.  Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.”  A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

Dollar Roll Transactions.  The Fund may enter into dollar roll transactions.  In a dollar roll transaction, the Fund sells a mortgage related or other security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price.  A dollar roll transaction can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage related security to a dealer to obtain cash.  However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but rather only securities which are “substantially identical,” which generally means that the securities repurchased will bear the same interest rate and a similar maturity as those sold, but the pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in additional instruments for the Fund and the income from these investments will generate income for the Fund.  If such income does not exceed the income, capital appreciation and gain that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls.

At the time the Fund enters into a dollar roll transaction, it may establish and maintain a segregated account with the custodian containing, or designate on its books and records, cash and/or liquid assets having a value not less than the repurchase price (including accrued interest).  If the Fund establishes and maintains such a segregated  account, or earmarks such assets as described, a dollar roll transaction will not be considered a senior security under the Investment Company Act and therefore will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, or earmark such assets on its books and records, such dollar roll transaction will be considered a borrowing for the purpose of the Fund’s limitation on borrowings.

Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.  The Fund’s right to purchase or repurchase securities may be restricted.  Successful use of mortgage dollar rolls may depend upon the investment manager’s ability to correctly predict interest rates and prepayments.  There is no assurance that dollar rolls can be successfully employed.

Preferred Shares.  The Fund is permitted to leverage its portfolio by issuing preferred shares.  Under the Investment Company Act, the Fund is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of the Fund’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Fund’s assets must be at least 200% of the liquidation value of its outstanding preferred shares).  In addition, the Fund would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation value.

Although the Fund may issue preferred shares, if issued, preferred shares will pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by a fixed spread or remarketing process, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing.  The adjustment period for preferred share dividends could be as short as one day or as long as a year or more.  Preferred shares, if issued, could include a liquidity feature that allows holders of preferred shares to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing.  The Fund expects that it would pay a fee to the provider of this liquidity feature, which would be borne by common shareholders of the Fund.  The terms of such liquidity feature could require the Fund to redeem preferred shares still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Fund.

If preferred shares are issued, the Fund may, to the extent possible, purchase or redeem preferred shares from time to time to the extent necessary in order to maintain asset coverage of any preferred shares of at least 200%.  In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the common shares in such circumstances.  In order to meet redemption requirements, the Fund may have to liquidate portfolio securities.  Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund.  Prohibitions on dividends and other distributions on the common shares could impair the Fund’s ability to qualify as a RIC under the Code.  If the Fund has preferred shares outstanding, two of the members of the Board will be elected by the holders of preferred shares voting separately as a class.  The remaining Trustees will be elected by holders of common shares and preferred shares voting together as a single class.  In the event the Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Trustees.

If the Fund issues preferred shares, the Fund expects that it will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Fund.  These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act.  It is not anticipated that these covenants or guidelines would impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Derivatives.  The Fund may enter into derivative transactions that have economic leverage embedded in them.  The Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its common shares.  The Fund does not include the notional amount of written options for purposes of calculating its limitation on leverage set forth in this prospectus.

To the extent the terms of such transactions obligate the Fund to make payments, the Fund may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC.  If the current value of the amount then payable by the Fund under the terms of such transactions is represented by the notional amounts of such investments, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by the Fund under the terms of such transactions is represented by the market value of the Fund’s current obligations, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations.  To the extent the terms of such transactions obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions the Fund may cover its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets).  Such earmarking, segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions.  As a result of such earmarking, segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the Investment Company Act, but may create leverage for the Fund and will be subject to the Fund’s overall limitation on traditional and effective leverage of 20% of its Managed Assets as described in this prospectus (except that written covered put and call options and securities lending activity are not subject to this 20% of Managed Assets limitation on traditional and effective leverage, as described in this Prospectus).  To the extent that the Fund’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the Investment Company Act and therefore subject to the 300% asset coverage requirement.

These earmarking, segregation or cover requirements can result in the Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Temporary Borrowings.  The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Risk is inherent in all investing.  The following discussion summarizes some of the risks that a potential investor should consider before deciding to purchase the Fund’s common shares.

Limited Term Risk.  Unless the Termination Date is amended by shareholders in accordance with the Declaration of Trust, the Fund will be terminated on November 24, 2024.  If the Fund’s Board of Trustees believes that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date for one year, to November 24, 2025, without a shareholder vote, upon the affirmative vote of three-quarters of the Trustees then in office.  Beginning one year before the Termination Date (the “wind-down period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio.  During the wind-down period the Fund may deviate from its investment strategy of investing at least 80% of its Total Assets in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges.  It is expected that shareholders will receive cash in any liquidating distribution from the Fund.  However, if on the Termination Date the Fund owns securities for which no market exists or securities trading at depressed prices, such securities may be placed in a liquidating trust.  As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.  As the Fund approaches its Termination Date, the portfolio composition of the Fund may change, which may cause the Fund’s returns to decrease and the market price of the common shares to fall.  Rather than reinvesting the proceeds of its securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to common shares, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund.  Upon its termination, the Fund will distribute substantially all of its net assets to shareholders.

Interest Rate Risk.  Rising interest rates may adversely affect the price of the securities held by the Fund.  During periods of declining interest rates, the market price of debt securities generally rises, and the market price of equity securities that pay significant dividends or other income to holders may be similarly affected.  Conversely, during periods of rising interest rates, the market price of such debt securities generally declines with the market price of equity securities that pay significant dividends or other income again similarly affected.  Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of issuers, including MLPs, to carry out acquisitions or expansions in a cost-effective manner.  As a result, rising interest rates could negatively affect the financial performance of such issuers.  The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Market Risk.  Investing in the Fund involves market risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds.  An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets.  The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Common Stock Risk.  Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments.  Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers.  In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Dividend Risk.  There is no guarantee that issuers of the stocks held by a Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Dividend-Paying Stock Risk.  The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market.  Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks.  Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur.  Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.

Leverage Risk.  The Fund intends to use leverage to seek to achieve its investment objectives.  Use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares.  The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares.  Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of NAV, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•
the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay may reduce the return to the common shareholders;

•
the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	when the Fund uses financial leverage, the management fee payable to the Adviser will be higher than if the Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce total return.

Any decline in the NAV of the Fund’s investments will be borne entirely by the holders of common shares.  Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in NAV to the holders of common shares than if the Fund were not leveraged.  This greater NAV decrease will also tend to cause a greater decline in the market price for the common shares.  While the Fund may from time to time consider reducing any outstanding leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce any outstanding leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares.  Changes in the future direction of interest rates are very difficult to predict accurately.  If the Fund were to reduce any outstanding leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in any outstanding leverage would likely operate to reduce the income and/or total returns to holders of common shares relative to the circumstance where the Fund had not reduced any of its outstanding leverage.  The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce any of its outstanding leverage as described above.

Certain types of leverage the Fund may use may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements.  The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any debt securities or preferred shares issued by the Fund.  The terms of any borrowings or these rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act.  The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

The Fund may invest in the securities of other investment companies.  Such investment companies may also be leveraged, and will therefore be subject to the leverage risks described above.  This additional leverage may in certain market conditions reduce the NAV of the Fund’s common shares and the returns to the holders of common shares.

Liquidity Risk.  The Fund may invest in illiquid or less liquid securities or securities in which no secondary market is readily available or which are otherwise illiquid, including private placement securities.  The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.  Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions.  The financial markets in general, and certain segments of the mortgage related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value.  During such periods, some securities could be sold only at arbitrary prices and with substantial losses.  Periods of such market dislocation may occur again at any time.  Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.  When registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses and considerable time may pass before the Fund is permitted to sell a security under an effective registration statement.  If adverse market conditions develop during this period, the Fund might obtain a less favorable price than the price that prevailed when the Fund decided to sell.  The Fund may be unable to sell restricted and other illiquid securities at opportune times or prices.

Market Discount Risk.  Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value.  The Fund cannot predict whether common shares will trade at above or below net asset value.  This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities.  Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s net asset value than at the time of purchase, assuming a stable net asset value.  Proceeds from the sale of common shares in the offering will be reduced by transaction costs (if applicable, which vary depending on the offering method used).  Depending on the premium of the common shares at that time of any offering of common shares hereunder, the Fund’s net asset value may be reduced by an amount up to the offering costs borne by the Fund.  The net asset value per Common Share will be reduced by costs associated with any future offerings of common shares.  Depending on the premium of common shares at the time of any offering of common shares hereunder, the Fund’s net asset value, may be reduced by an amount up to the offering costs borne by the Fund (estimated to be an additional [XX]% of the offering price assuming a Common Share offering price of $[XX.XX] (the Fund’s closing price on the NYSE on [MONTH, DAY] 2017.  The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Long-Term Objective; Not a Complete Investment Program.  The Fund is intended for investors seeking a high level of income.  The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market.  An investment in common shares of the Fund should not be considered a complete investment program.  Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Equity Securities Risk.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund.  Also, prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure.  Equity security prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.  In addition, equity security prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Convertible Securities Risk.  The Fund has no predetermined limit on the extent to which it may invest in convertible securities, although the Fund does not currently intend convertible securities to be a primary focus on its investment program.  A convertible security is a bond, debenture, note, stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.  Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers.

Convertible securities are typically senior in rank to common stock in an issuer’s capital structure and, therefore, generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The Fund believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high level of total return on its assets.  These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature.  As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally lower than would be the case if the securities were not convertible.  During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level that causes it to sell at a discount.

Every convertible security may be valued, on a theoretical basis, as if it did not have a conversion privilege.  This theoretical value is determined by the yield it provides in comparison with the yields of other securities of comparable character and quality that do not have a conversion privilege.  This theoretical value, which may change with prevailing interest rates, the credit rating of the issuer and other pertinent factors, often referred to as the “investment value,” represents the security’s theoretical price support level.  “Conversion value” is the amount a convertible security would be worth in market value if it were to be exchanged for the underlying equity security pursuant to its conversion privilege.  Conversion value fluctuates directly with the price of the underlying equity security, usually common stock.  If, because of low prices for the common stock, the conversion value is substantially below the investment value, the price of the, convertible security is governed principally by the factors described in the preceding paragraph.  If the conversion value rises near or above its investment value, the price of the convertible security generally will rise above its investment value and, in addition, will sell at some premium over its conversion value.  This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.  Accordingly, the conversion value of a convertible security is subject to market risk, that is, the risk that the price of an equity security will fall due to general market and economic conditions, perceptions regarding the industry in which the issuer participates or the issuing company’s particular circumstances.  If the appreciation potential of a convertible security is not realized, its conversion value premium may not be recovered.  In its selection of convertible securities for the Fund, the Investment Adviser will not emphasize either investment value or conversion value, but will consider both in light of the Fund’s investment objectives.  The Fund may convert a convertible security that it holds:

•	when necessary to permit orderly disposition of the investment when a convertible security approaches maturity or has been called for redemption;

•	to facilitate a sale of the position;

•	if the dividend rate on the underlying common stock increases above the yield on the convertible security; or

•	whenever the Investment Adviser believes it is otherwise in the best interests of the Fund.

The Fund may invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security.  A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security.  Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost.  Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.  Synthetic convertible securities are also subject to the risks associated with derivatives.

Preferred Securities Risk—Deferral.  Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer.  If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

Preferred Securities Risk—Non-Cumulative Dividends.  Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid.  A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders.  Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected.  There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

Preferred Securities Risk—Subordination.  Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Preferred Securities Risk—Liquidity.  Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Preferred Securities Risk—Limited Voting Rights.  Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer’s board.  Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Preferred Securities Risk—Special Redemption Rights.  In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.  For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws.  As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Not Investment Grade Risk.  Convertible securities are generally not investment grade; that is, not rated within the four highest categories by certain ratings agencies.  To the extent that such convertible securities and other nonconvertible debt securities, which are acquired by the Fund consistent with the factors considered by the Investment Adviser as described in this prospectus, are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities.  The Fund may invest in “junk bonds,” which are considered by the rating agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal, and may involve major risk exposure to adverse conditions.  Securities need not meet a minimum rating standard in order to be acceptable for investment by the Fund.

Distressed and Defaulted Securities Risk.  Investments in the securities of financially distressed issuers are speculative and involve substantial risks.  These securities may present a substantial risk of default or may be in default at the time of investment.  The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.  In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.  Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer.  The Adviser’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.  Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Equity Income Securities.  The Fund may invest in equity securities that are expected to periodically accrue or generate income for their holders such as common and preferred stocks of issuers that have historically paid periodic dividends or otherwise made distributions to shareholders.  Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities.  Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future.  In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.

Although the Fund may seek capital appreciation with respect to particular investments, its overall focus on generating income from dividends and distributions from equity securities may mean that it does not always seek, or obtain, capital appreciation from equity investments.

Distribution Risk.  The Fund expects that much of the cash flow it receives will be derived from its investments in equity securities, including those of MLPs, that pay dividends or other distributions.  Such dividends or other distributions are not guaranteed and an issuer may forego paying dividends or other distributions at any time and for any reason.  The amount and tax characterization of cash available for distribution by such issuers will vary, depending upon, among other things, the amount of cash generated by such entity’s operations.  Cash flow available for distribution will vary from quarter to quarter.

Energy Sector Risk.  Because the Fund may invest up to 25% of its Total Assets in MLPs, generally in the energy sector, and may otherwise invest in the energy sector, the Fund is subject to energy sector risks.  At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole, and a downturn in the energy sector could have an adverse effect on the Fund’s performance.  To the extent a significant portion of the Fund is invested in the energy sector, the Fund may present more risks than if it were more broadly diversified over numerous industries and sectors of the economy.  At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.  See also “Additional Risk Factors—Additional Energy Risks” in the SAI.

Risks of Master Limited Partnerships.  The Fund may invest up to 25% of its Total Assets in MLPs, generally in the energy sector.  Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies.  The securities issued by many MLPs are listed and traded on a securities exchange.  An MLP typically issues general partner and limited partner interests, or managing member and member interests.  The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP.  MLPs must derive at least 90% of their gross income from qualifying sources as described in Section 7704 of the Code in order to be treated as partnerships for U.S. federal income tax purposes.  These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities.  Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.  The general partner or managing member may be structured as a private or publicly traded corporation or other entity.  The general partner or managing member typically control the operations and management of the entity through an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests.  The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions.  Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay U.S. federal income taxes.  Instead, investors in MLPs are taxed on the MLP’s operations directly.  Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).  Investors in MLPs may also be subject to taxation by the states in which the MLP operates.  Currently, most MLPs operate in the energy, natural resources or real estate sectors, and in sub-industries such as exploration and production, pipelines or marine shipping (or other transportation of energy resources), and processing (which includes gatherers, processors, transporters, fractionators and storage providers), and particular kinds of natural resources such as natural gas, propane, coal, crude oil and refined petroleum.  MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities.  These laws and regulations address:  health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials.  MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.  See also “Additional Risk Factors—Additional MLP Risks” in the SAI.

Royalty Trusts Risk.  Royalty trusts are exposed to many of the same risks as MLPs.  In addition, the value of the equity securities of the royalty trusts in which the Fund invests may fluctuate in accordance with changes in the financial condition of those royalty trusts, the condition of equity markets generally, commodity prices, and other factors.  Distributions on royalty trusts in which the Fund may invest will depend upon the declaration of distributions from the constituent royalty trusts, but there can be no assurance that those royalty trusts will pay distributions on their securities.  Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber.  As these deplete, production and cash flows steadily decline, which may decrease distributions.  The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

In many circumstances, the royalty trusts in which the Fund may invest may have limited operating histories.  The value of royalty trust securities in which the Fund invests will be influenced by factors that are not within the Fund’s control, including the financial performance of the respective issuers, interest rates, exchange rates and commodity prices (which will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry.

Small Capitalization Risk.  Smaller capitalization companies may have limited product lines or markets.  They may be less financially secure than larger, more established companies.  They may depend on a small number of key personnel.  If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a smaller capitalization company may lose substantial value.  In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of smaller capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization securities or the market as a whole.  In addition, smaller capitalization securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings.  Investing in smaller capitalization securities requires a longer term view.

Commodity Price Risk.  Many of the issuers of securities in which the Fund invests, such as MLPs and other issuers, may be in industry sectors that may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal.  Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities.  Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (OPEC); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods.

Utilities Risk.  The Fund’s investment in the securities of utility issuers may render the Fund susceptible to adverse economic, political or regulatory occurrences affecting such issuers.  The utility industry generally includes companies involved in providing products, services or equipment for the generation or distribution of electricity, gas or water; telecommunications services; or infrastructure projects, such as airports.  Various sectors of this industry and particular companies within the sector may not perform as well as the industry as a whole.  Issuers in the utility industry are subject to various adversities that could have an impact on their business or operations, including:

•	high interest costs in connection with capital construction and improvement programs;

•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

•	governmental regulation of rates charged to customers;

•	costs associated with compliance with and changes in environmental and other regulations;

•	effects of economic slowdowns and surplus capacity;

•	increased competition from other providers of utility services;

•	inexperience with and potential losses resulting from a developing deregulatory environment;

•
costs associated with reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale and the effects of energy conservation policies, and the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers;

•
effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes;

•	technological innovations that may render existing plants, equipment or products obsolete; and

•
potential impact of terrorist activities on the utility industry and its customers and the impact of natural or man-made disasters, including events such as a blackout of electrical utilities or the threat of cyber-attacks.

Furthermore, certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities.  Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants.

Telecommunications Risk.  The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets.  Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation.  Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well.  In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies.  The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses.  Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such companies and the growth rate of their dividends.  Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of services to both residential, corporate and governmental customers.

Additionally, telecommunications companies can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, significant capital expenditures, heavy debt burdens and rapid obsolescence of products and services due to product compatibility or changing consumer preferences, among other things.

Industrial Products, Services and Equipment Company Risk.  Industrial products, services and equipment companies may include manufacturers of civil or military aerospace and defense equipment, building components and home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial machinery and industrial components and products, providers of commercial printing services, and companies providing transportation services.  Industrial products, services and equipment companies can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Financial Services Companies.  The Fund’s investments in financial services companies are subject to various risks.  These risks include the effects of changes in interest rates on the profitability of financial services companies, the rate of corporate and consumer debt defaults, price competition, governmental limitations on a company’s loans, other financial commitments, product lines and other operations, and recent ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry’s regulatory framework).  Some financial services companies have recently experienced significant losses in value and the possible recapitalization of such companies may present greater risks of loss.  Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as man-made and natural disasters (including weather catastrophes), terrorism, mortality risks and morbidity rates.

Real Estate Securities and Related Derivatives Risk.  The Fund may gain exposure to the real estate sector by investing in REITs, real estate-linked derivatives, and common, preferred and convertible securities of issuers in real estate-related industries.  Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate.  If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders.  REITs are subject to management fees and other expenses, and so the Fund will bear their proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs:  Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents.  Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments.  Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors.  These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act.  Furthermore, REITs are not diversified and are heavily dependent on cash flow.

New Issues Risk.  New Issues are initial public offerings of U.S. equity securities.  Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund.  However, there is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on any past gains from IPOs as an indication of future performance.  The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so.  Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations.  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.  In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.  When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Regulatory Risks Associated with MLPs.  Issuers in which the Fund invests, including some MLPs and entities operating in the energy sector, are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies.  Such regulation can change over time in both scope and intensity.  Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both.  Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations.  Certain environmental statutes, including Resource Conservation and Recovery Act, Comprehensive Environmental Response, Compensation, and Liability Act, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released.  Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

There is an inherent risk that MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle.  Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase compliance costs and remediation costs.  MLPs may not be able to recover these costs from insurance.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change.  These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.

Legislative or regulatory measures addressing greenhouse gas emissions could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.

American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs).  The Fund also may purchase sponsored or unsponsored ADRs or U.S. dollar denominated securities of foreign issuers.  ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets.  The risks of investing in ADRs generally correspond to the risks of investing in the non-U.S. securities underlying the ADRs.  In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.  The Fund may also purchase similar instruments, such as Global Depositary Receipts and European Depositary Receipts, which have similar attributes and risks.

Foreign Securities Risk.  The Fund may invest in Foreign Securities.  Such investments involve certain risks not involved in domestic investments.  Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States and, therefore, the prices of Foreign Securities can be more volatile.  Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payments of principal and interest to investors located outside the country.  In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in Foreign Securities.  The Fund will be subject to additional risks if it invests in Foreign Securities, which include seizure or nationalization of foreign deposits.  Foreign Securities may trade on days when the Fund’s common shares are not priced or traded.

Rules adopted under the Investment Company Act permit the Fund to maintain its Foreign Securities and foreign currency in the custody of certain eligible non-U.S. banks and securities depositories, and the Fund generally holds its Foreign Securities and foreign currency in foreign banks and securities depositories.  Some foreign banks and securities depositories may be recently organized or new to the foreign custody business.  In addition, there may be limited or no regulatory oversight of their operations.  Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.  In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States.  The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Certain banks in foreign countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or the Fund may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries.  The Fund may encounter difficulties in effecting portfolio transactions on a timely basis with respect to any securities of issuers held outside their countries.

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.  Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.  Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell Foreign Securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.  In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund.  If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability.  Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in foreign countries.  These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies.  Accounting standards in other countries are not necessarily the same as in the United States.  If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Adviser to completely and accurately determine a company’s financial condition.

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States.  They also may not have laws to protect investors that are comparable to U.S. securities laws.  For example, some foreign countries may have no laws or rules against insider trading.  Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company.  In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its Foreign Securities.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.  Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.  Communications between the United States and foreign countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement.  At times, settlements in certain foreign countries have not kept pace with the number of securities transactions.  These problems may make it difficult for the Fund to carry out transactions.  If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period.  If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the NYSE.  Accordingly, the Fund’s Foreign Securities may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.

A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets.  In accordance with the Investment Company Act, the Fund may invest up to 10% of its Total Assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company.  This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets.  Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs.  If the Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of the Fund’s expenses (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies.  The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

Emerging Markets Risk.  The Fund may invest in Foreign Securities of issuers in so-called “emerging markets” (or lesser developed countries).  Such investments are particularly speculative and entail all of the risks of investing in Non-U.S. Securities but to a heightened degree.  “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.  Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.

Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees.  These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund.  Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors.  In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.  Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors.  In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.  Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  In certain countries with emerging capital markets, reporting standards vary widely.

Many emerging markets have histories of political instability and abrupt changes in policies and these countries may lack the social, political and economic stability characteristic of more developed countries.  As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments.  In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled.  There is no assurance that such expropriations will not reoccur.  In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.  Some countries have pervasiveness of corruption and crime that may hinder investments.  Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.  In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.  In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.  Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.  The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.  The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.  In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Foreign Currency Transactions Risk.  If the Fund invests directly in non-U.S. currencies or in securities that trade in, and receive revenues in, non-U.S. currencies, or in derivatives that provide exposure to non-U.S. currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.  Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, governmental intervention, the imposition of currency controls, policies of supranational entities such as the International Monetary Fund, or other international or political developments.  As a result, the Fund’s investments in, or denominated in, foreign currency may adversely affect the Fund’s performance.  To the extent that the Fund engages in foreign currency transactions that are economically tied to emerging market countries, these currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in currencies of developed countries.

Special Risks of Derivative Transactions.  The Fund may participate in derivative transactions.  Such transactions entail certain execution, market, liquidity, hedging and tax risks.  Participation in the options or futures markets, in other derivatives transactions, or in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies.  If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

Counterparty Credit Risk.  The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Fund.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.  To mitigate its counterparty credit risk, the Fund generally intends to enter into derivative transactions (if any) with a variety of parties.

Calls, Puts and Other Option Transactions Risk.  The ability of the Fund to achieve current gains is partially dependent on the successful implementation of its option strategy.  Risks that may adversely affect the ability of the Fund to successfully implement its option strategy include the following:

Risks Associated with Options on Securities Generally.  There are several risks associated with transactions in options on securities.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Risks of Writing Options.  When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium.  If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option.  While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.  Additionally, because the Fund intends to engage in an options writing strategy consisting principally of writing put options on securities already held in its portfolio or securities that are candidates for inclusion in its portfolio, there is a risk that the Fund’s portfolio, and thus its net asset value and the market value of the common shares, will be particularly volatile and that the Fund could incur significant losses.  The Fund may have to sell portfolio securities at inopportune times in order to raise cash to meet its obligation to purchase a security put to it.  The risks entailed in potentially having to sell portfolio securities to raise cash to meet obligations under written puts is exacerbated by the fact that the purchasers of put options are more likely to exercise their right under the option to require the Fund to purchase the security underlying the put option in periods of market decline, therefore forcing the Fund to sell portfolio securities to raise cash in a declining market.  These risks could increase the volatility of the Fund’s portfolio and result in losses and thus cause rapid decreases in the Fund’s net asset value and the market value of the common shares.

As the writer of a call option covered with a security held by the Fund, the Fund forgoes, during the option’s life, the opportunities to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline.  As the Fund writes such covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

If the Fund writes call options on indices or baskets of securities that include securities that are not in the Fund’s portfolio or that are not in the same proportion as securities in the Fund’s portfolio, the Fund will experience loss, which theoretically could be unlimited, if the value of the index or basket appreciates above the exercise price of the option written by the Fund.

Additional Information About Options.  The Fund may also buy put and call options.  In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any commissions paid by the Fund. When the Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Fund receives for selling the option will serve as a partial and limited (to the dollar amount of the premium) hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option.

Exchange Listed Options Risks.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Reasons for the absence of a liquid secondary market on an exchange include the following:  (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options).  If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.  However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.  If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration.  Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events.  A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

Over-the-Counter Option Risk.  The Fund may write (sell) unlisted OTC options, as well as purchase and sell put and call options.  Options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options.  Options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options.  OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options.  The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions.  The Fund may be required to treat as illiquid securities being used to cover certain written OTC options.  The OTC options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation.  In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options.  Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written.  In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Index Option Risk.  The Fund may sell index put and call options from time to time.  The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date.  The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date.  Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.  The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Fund for writing the option.  The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration.  The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.  Distributions paid by the Fund on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options.  Net index option premiums can vary widely over the short-term and long-term.

Limitation on Option Writing Risk.  The number of covered put and call options the Fund can write is limited by the Total Assets the Fund holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock.  Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.  These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers.  Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser.  An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Tax Risks Related to Writing Options.  Income on options on individual stocks will generally not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated.  If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain.  If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option.  The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security.  In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Options on indices of securities and sectors of securities will generally be “marked-to-market” for U.S. federal income tax purposes.  As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option.  The adjusted basis of the option will consequently be increased by such gain or decreased by such loss.  Any gain or loss with respect to options on indices and sectors will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss.  Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements.

The Fund may engage in certain other derivative transactions, including the following:

Interest Rate Transactions Risk.  If the Fund borrows money or issues variable rate preferred shares, the Fund may enter into interest rate swap or cap transactions in relation to all or a portion of such borrowings or shares in order to manage the impact on its portfolio of changes in the interest or dividend rate of such borrowings or shares.  Through these transactions the Fund may, for example, obtain the equivalent of a fixed rate for such variable rate preferred shares that is lower than the Fund would have to pay if it issued fixed rate preferred shares.  The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on its borrowings auction rate preferred shares.  In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap.  Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay interest or preferred shares dividends when due even if the Fund’s counterparty defaulted.  Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, such a default could negatively affect the Fund’s ability to make interest payments or dividend payments on the preferred shares.  To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the borrowings or preferred shares.  A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage.  If the Fund fails to maintain the required asset coverage on any outstanding preferred shares or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares.  Any redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions.  Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.  The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund intends to segregate cash or liquid securities having a value at least equal to the value of the Fund’s net payment obligations under any swap transaction, marked to market daily.  The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory, investment policy and tax requirements.

Repurchase Agreements Risk.  Repurchase agreements result in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period.  The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights.

The Investment Adviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.  The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

Swaps and Related Derivatives Risk.  Swaps are types of derivatives.  Swap agreements involve the risk that the party with which the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.  In order to seek to hedge the value of the Fund’s portfolio, to hedge against increases in the Fund’s cost associated with interest payments on any outstanding borrowings or to seek to increase the Fund’s return, the Fund may enter into swaps, including interest rate swap, total return swap or credit default swap transactions.  In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance.  In addition to the risks applicable to swaps generally (including counterparty risk, high volatility, liquidity risk and credit risk), credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in OTC markets and have not been subject to the same type of government regulation as exchange-traded instruments.  However, the OTC derivatives markets have recently become subject to comprehensive statutes and regulations.  In particular, in the United States, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), signed into law by President Obama on July 21, 2010, requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses.  As a result, swap transactions entered into by the Fund may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for the Fund to enter into swap transactions and may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.  Furthermore, the number of counterparties that may be willing to enter into swap transactions with the Fund may also be limited if the swap transactions with the Fund are subject to the swap regulation under the Dodd-Frank Act.

Credit default and total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its Managed Assets, the Fund would be subject to investment exposure on the notional amount of the swap.  Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder.  The Fund is not required to enter into swap transactions for hedging purposes or to enhance income or gain and may choose not to do so.  In addition, the swaps market is subject to a changing regulatory environment.  It is possible that regulatory or other developments in the swaps market could adversely affect the Fund’s ability to successfully use swaps.

A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund.  The protection buyer in a credit default contract may be obligated to pay the protection seller an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on the reference obligation occurs.  If a credit event occurs, the seller generally must pay the buyer the par value (full notional amount) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or if the swap is cash settled the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value).

The Fund may be either the buyer or seller in the transaction.  If the Fund is a buyer and no credit event occurs, the Fund will generally receive no payments from its counterparty under the swap if the swap is held through its termination date.  However, if a credit event occurs, the buyer generally may elect to receive the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased.  As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event.  If a credit event occurs, generally the seller must pay the buyer the full notional amount of the swap in exchange for an equal face amount of deliverable obligations of the reference entity, the value of which may have significantly decreased.  As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its Managed Assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Fund had taken a position in the reference obligation directly (either by purchasing or selling) since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks.  A buyer generally will also lose its upfront payment or any periodic payments it makes to the seller counterparty and receive no payments from its counterparty should no credit event occur and the swap is held to its termination date.  If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional amount it pays to the buyer, resulting in a loss of value to the seller.  A seller of a credit default swap or similar instrument is exposed to many of the same risks of leverage since, if a credit event occurs, the seller generally will be required to pay the buyer the full notional amount of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.  The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owed to the Fund).  The Fund will at all times segregate or designate on its books and records in connection with each such transaction liquid assets or cash with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty) on a marked-to-market basis (as required by the clearing organization with respect to cleared swaps or as calculated pursuant to requirements of the SEC).  If the Fund is a seller of protection in a credit default swap transaction, it will designate on its books and records in connection with such transaction liquid assets or cash with a value at least equal to the full notional amount of the contract.  If the Fund is a buyer of protection in a credit default swap transaction, it will segregate assets up to the total amount of the required premium payments plus any pre-payment penalty.  Such designation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio.  Such designation will not limit the Fund’s exposure to loss.

Other Derivative Instruments Risk.  The Fund may, but does not currently intend to, utilize other types of derivative instruments, primarily for hedging or risk management purposes.  These instruments include futures, forward contracts, options on such contracts and interest rate, total return and other kinds of swaps.  Each type of derivative subjects the Fund to risk of loss.  These investment management techniques generally will not be considered senior securities if the Fund establishes in a segregated  account, or earmarks on its books and records, cash or other liquid assets equal to the Fund’s obligations in respect of such techniques.

Hedging Risk.  There can be no assurance that any hedging activities of the Fund, including through derivative transactions, will be successful.  For example, counterparties or instruments may be unavailable, which could leave the Fund with unintended exposure to risk or require the Fund to acquire or dispose of portfolio assets at an inopportune time, which could result in loss to the Fund.  The Fund may also be subject to correlation risk, which is the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure through the use of the derivative.  There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

Limitations Activities in Swaps and Other Derivatives.  The Fund relies upon an exclusion from the definition of “commodity pool operator” in Rule 4.5 of the regulations of the Commodity Futures Trading Commission (“CFTC”).  This exclusion allows the Investment Adviser to avoid registration with the CFTC, subject to certain restrictions on the Fund’s trading activities in “commodity interests” (which include futures contracts, options on futures contracts, commodity options and most swaps).  The trading restrictions permit the Fund to engage in an unlimited amount of commodity interest transactions that are considered bona fide hedging transactions, as that concept is defined and interpreted by the CFTC and its staff, but limit any other types of commodity interest transactions.

Specifically, the Fund may not enter into commodity interest transactions that are not bona fide hedging transactions if, immediately after entering such transaction, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions.

Management Risk.  The Fund is subject to management risk because its portfolio will be actively managed.  The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  The Fund, as a registered closed-end investment company, is subject to regulations under the Investment Company Act.  These regulations are complex and often subject to varying degrees of formal and information interpretation by courts, the SEC and the SEC staff, and at times these interpretations may be at odds with each other.

Issuer Risk.  The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk.  Credit risk is the risk that one or more fixed income securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status.  Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates.  To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities.  See “Risk Factors and Special Considerations—Not Investment Grade Risk.”  In addition, to the extent the Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default.  The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Prepayment Risk.  During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled.  For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders.  This is known as prepayment or call risk.  Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (call protection).  For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Reinvestment Risk.  Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Duration and Maturity Risk.  The Fund has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold.  The Adviser may seek to adjust the duration or maturity of the Fund’s fixed-income holdings based on its assessment of current and projected market conditions and all other factors that the Adviser deems relevant.  Any decisions as to the targeted duration or maturity of any particular category of investments will be made based on all pertinent market factors at any given time.  The Fund may incur costs in seeking to adjust the portfolio average duration or maturity.  There can be no assurance that the Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time.  The degree to which a security’s price will change as a result of changes in interest rates is measured by its “duration.”  For example, the price of a fixed-income security with a 10 year duration would be expected under normal market conditions to decrease 10% for every 1% increase in interest rates.  Conversely, the fixed-income security’s price would be expected to rise about 10% when interest rates fall by 1%.  Generally speaking, the longer the duration of any fixed-income securities in the Fund’s portfolio, the more exposure the Fund will have to the interest rate risks described above.

Fixed Income Securities Risk.  The Fund also may invest in fixed income securities such as convertible securities, bonds, debentures, notes, stock, short-term discounted Treasury bills or certain securities of the U.S. government sponsored instrumentalities, as well as money market mutual funds that invest in those securities.  Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security.  Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common shareholders.  Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.  The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the market place.  See “Risk Factors and Special Considerations—Interest Rate Risk.”  The market value of callable or redeemable fixed income securities may also be affected by the issuer’s call and redemption rights.  In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders.  The Fund could lose money if the issuer or guarantor of a fixed income security is unable or unwilling to meet its financial obligations.  Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.  The Fund may also invest in obligations of government sponsored instrumentalities.  Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury.  No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

U.S. Government Securities Risk.  U.S. Government debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities.  Like other fixed income securities, the values of U.S. Government securities change as interest rates fluctuate.  On August 5, 2011, Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), lowered its long-term sovereign credit rating on U.S. Government debt to AA+ from AAA.  The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally.

These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund.  The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.

Lower Grade Securities Risk.  The Fund may invest in fixed-income and convertible securities rated in the lower rating categories of recognized statistical rating agencies (that is, below Baa3-by Moody’s Investors Service, Inc. or below BBB-by Standard & Poor’s Ratings Services or Fitch Ratings), or non-rated securities of comparable quality as determined by the Investment Adviser.  These securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal, and involve major risk exposure to adverse conditions.  Debt securities that are rated in the lower rating categories (or unrated securities of comparable quality) are referred to in the financial press as “junk bonds.”  Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds.  In addition, such lower grade securities and comparable unrated securities generally present a higher degree of credit risk.  The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.  In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.  In addition, the market value of securities in lower grade categories is more volatile than that of higher quality securities, and the markets in which such lower grade or unrated securities are traded are more limited than those in which higher rated securities are traded.

The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.  Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations.  If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities.  Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.  Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.  As part of its investments in lower grade securities, the Fund may invest in securities of issuers in default.  The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate.  By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.  See “Risk Factors and Special Considerations—Distressed and Defaulted Securities Risk.”

In addition to using statistical rating agencies and other sources, the Investment Adviser will also perform its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer.  Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations.  In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.  Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced.  In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis.  Moreover, such ratings do not assess the risk of a decline in market value.  None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.  Fixed income securities, including lower grade securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund.  If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Fund.  The market for lower grade and comparable unrated securities has at various times, particularly during times of economic recession, experienced substantial reductions in market value and liquidity.  Past recessions have adversely affected the ability of certain issuers of such securities to repay principal and pay interest thereon.  The market for those securities could react in a similar fashion in the event of any future economic recession.

Registered Investment Companies Risk.  The Fund may invest in registered investment companies in accordance with the Investment Company Act to the extent consistent with the Fund’s investment objectives, including exchange traded funds.  The Investment Company Act generally prohibits the Fund from investing more than 5% of its assets in any one other investment company or more than 10% of its assets in all other investment companies.  However, many exchange-traded funds are exempt from these limitations.  To the extent that the Fund invests in other funds, the Fund is subject to the fees and expenses of those funds, and the Fund’s shareholders would thus be subject to two layers of fund fees and expenses.  The securities of other investment companies in which the Fund may invest may be leveraged.  As a result, the Fund may be indirectly exposed to leverage through an investment in such securities.  An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Fund’s common shares) will be diminished.

Exchange Traded Notes Risk.  The Fund may invest in ETNs.  ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees.  ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours.  However, investors can also hold the ETN until maturity.  At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.  ETNs do not make periodic coupon payments or provide principal protection.  ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.  The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset.  When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.  The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.  In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

A subsidiary of the Investment Adviser receives licensing fees on indexes that are licensed to certain ETN sponsors.  The Fund will not invest in ETNs that are linked to indexes created by this subsidiary of the Investment Adviser, or any other affiliate of the Investment Adviser, and licensed to the ETN sponsor.

ETNs are also subject to tax risk.  No assurance can be given that the IRS will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes.  Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy.  Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price.  Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy.  This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track.  As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Difficult-to-Value or Illiquid Investments Risk.  The Fund may invest in securities that are difficult to value or that are illiquid.  It may be more difficult to sell illiquid securities at an attractive price, particularly if they are not publicly-traded.  Where the Fund desires registration of the security, a considerable period may elapse between a decision to sell the securities and the time when registration is complete.  Thus, the Fund may not be able to obtain as favorable a price at the time of the decision to sell as it might achieve in the future.  The Fund may also acquire securities with contractual restrictions on the resale of such securities.  Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Temporary Defensive Investments.  When a temporary defensive posture is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its assets in money market instruments, and repurchase agreements in respect of those instruments, that the Investment Adviser determines in its judgment to be of appropriate creditworthiness.  Money market instruments in which the Fund may invest include obligations of the U.S. government, its agencies or instrumentalities; commercial paper that the Investment Adviser determines to be investment grade, and certificates of deposit and bankers’ acceptances  issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation.  During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds.  Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law.  The Fund may find it more difficult to achieve the long-term growth of capital component of its investment objectives during temporary defensive periods.

Market Disruption and Geopolitical Risk.  The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, ongoing epidemics of infectious diseases in certain parts of the world, terrorist attacks in the U.S. and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, or the exit or potential exit of one or more countries from the European Union (the “EU”) or the European Monetary Union (the “EMU”), among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.

As a consequence of the United Kingdom’s vote to withdraw from the EU, the government of the United Kingdom may give notice of its withdrawal from the EU. There is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the terms of withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurances that similar events and other market disruptions will not have other material and adverse implications.

Economic Events Risk.  Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

Government Intervention in Financial Markets Risk.  The recent instability in the financial markets discussed above has led the U.S. Government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Moreover, the SEC and its staff are also reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit the Fund’s use of various portfolio management strategies or techniques and adversely impact the Fund.

Certain lawmakers support an increase in federal revenue as a component of a plan to address the federal budget deficit.  Also, comprehensive federal tax reform is the subject of political attention.

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection.  Financial institution practices are also subject to greater scrutiny and criticism generally.  In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction.  In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Dodd-Frank Act Risks.  The Dodd-Frank Act contains sweeping financial legislation regarding the operation of banks, private fund managers and other financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the regulation of derivatives, the identification, monitoring and prophylactic regulation of systemic risks to financial markets, and the regulation of proprietary trading and investment activity of banking institutions. The continuing implementation of the Dodd-Frank Act and any other regulations could adversely affect the Investment Adviser and the Fund. The Investment Adviser may attempt to take certain actions to lessen the impact of the Dodd-Frank Act and any other legislation or regulation affecting the Fund, although no assurances can be given that such actions would be successful and no assurances can be given that such actions would not have a significant negative impact on the Fund. The ultimate impact of the Dodd-Frank Act, and any additional future legislation or regulation, is not yet certain and the Investment Adviser and the Fund may be affected by governmental action in ways that are unforeseeable.

The continuing implementation of the Dodd-Frank Act could also adversely affect the Adviser and the Fund by increasing transaction and/or regulatory compliance costs.  In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Adviser’s and the Fund’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements.  Increased regulatory oversight could also impose administrative burdens on the Adviser and the Fund, including, without limitation, responding to investigations and implementing new policies and procedures.  The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Adviser and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

The Dodd-Frank Act (and Title VII thereof, the “Derivatives Title”) imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security-based swaps (collectively “swaps”). This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. The SEC, other U.S. regulators, and to a lesser extent the Commodity Futures Trading Commission (the “Regulators”) are still in the process of adopting regulations to implement the Derivatives Title, though certain aspects of the new regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact the Fund is unclear. It is possible that the continued development of this new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Investment Adviser, or at least make them more costly.

New regulations have required the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these new regulatory requirements change the Fund’s trading of Covered Swaps. With respect to mandatory central clearing, the Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Investment Adviser may be required to become a participant of a new type of execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for the Fund. In either scenario, the Investment Adviser and/or the Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Investment Adviser, or at least make them more costly.

Additionally, the Regulators (except for the SEC) have recently finalized regulations that would require swap dealers to collect from, and post to, the Fund variation margin (and initial margin, if the Fund exceeds a specified exposure threshold) for uncleared derivatives transactions.

United States federal banking regulators have also finalized regulations that would impose upon swap dealers new capital requirements. The Commodity Futures Trading Commission and SEC have each proposed, but not yet adopted, capital requirements for swap dealers, and the SEC is still in the process of finalizing its proposed uncleared margin rules. As uncleared margin and capital requirements have been and continue to be finalized and implemented, such requirements may make certain types of trades and/or trading strategies more costly or impermissible.

There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Investment Adviser cannot know how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.]

Inflation Risk.  Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.  As inflation increases, the real value of the Fund’s shares and distributions thereon can decline.  In addition, during any periods of rising inflation, dividend rates of any variable rate preferred shares or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Portfolio Turnover.  The Fund will buy and sell securities to accomplish its investment objectives.  The investment policies of the Fund are expected to result in portfolio turnover.  Portfolio turnover generally involves expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.  The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).  Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease in the portion of the Fund’s distributions that is attributable to long-term capital gain.

Lending Portfolio Securities Risk.  To generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities.  As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially.  The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.  The Fund may also call such loans in order to sell the securities involved.  When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

Warrants Risk.  If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant.  Thus, investments in warrants may involve substantially more risk than investments in common stock.  Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Non-Diversified Status Risk.  The Fund is classified as a “non-diversified” investment company under the Investment Company Act, which means the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer.  As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company.  As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified.  Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Anti-Takeover Provisions.  The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.  These provisions could have the effect of depriving common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.  See “Risk Factors and Special Considerations—Anti-Takeover Provisions.”

Limits of Risk Disclosures

The above discussion of the various risks associated with the Fund and its securities are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund.  Prospective investors should read this entire prospectus and consult with their own advisers before deciding whether to invest in the Fund.  In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or described in this prospectus.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Investment Adviser.  The Board of Trustees approves all significant agreements between the Fund and persons or companies furnishing services to the Fund.  The day-to-day operation of the Fund is delegated to the officers of the Fund, and the Investment Adviser subject always to the investment objectives, restrictions and policies of the Fund and to the general supervision of the Board of Trustees.  Certain Trustees and Officers of the Fund are affiliated with Miller/Howard Investments, Inc., the Investment Adviser.

The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser

Miller/Howard Investments, Inc., a corporation organized under the laws of the State of Delaware, serves as investment adviser to the Fund and is registered as such with the SEC under the Investment Advisers Act of 1940.  The Investment Adviser’s address is 10 Dixon Avenue, Woodstock, NY 12498.  The Investment Adviser currently provides investment advice to separately managed accounts at various wire houses and to institutions directly.  The Investment Adviser also serves as the sub-adviser to other registered investment funds and pooled trusts.  The Investment Adviser has a total of approximately $6.3 billion in assets under management, including 0.5 billion in assets under advisement, as of June 30, 2017.  Lowell G. Miller owns 59.1% of the shares of the Adviser and controls 60.7% of voting shares.  The remaining shares of the Adviser are owned by employees and officers of the Adviser.

The Investment Adviser has provided investment advice with respect to income-producing equity portfolios since 1991, mainly specializing in higher-yielding stocks.  The Investment Adviser initially launched in 1991 a separately managed account strategy known as “Better Than Bonds” as a fixed income alternative primarily utilizing utility stock investments.  The Investment Adviser pursued this strategy based, in large part, on proprietary research the Investment Adviser undertook to determine the historical long-term rates of shareholder return in the utilities industry.  In 1997 the Investment Adviser expanded its dividend yield strategies to include investments regardless of sector.  Common themes of the Investment Adviser’s strategies have typically been to seek higher than average yield, higher than average financial strength of issuers, and higher than average expected growth of dividend/distributions, although not all themes are part of all of the Investment Adviser’s programs.  The Investment Adviser has extensive experience in managing portfolios focused on the 7th-10th deciles of dividend yield, with decile 1 having the lowest dividend yielding companies and decile 10 having the highest dividend yielding companies, as ranked by the Investment Adviser.

The Investment Adviser first began investing significantly in MLPs for its separately managed account strategies in 1999, and since then has continuously advised on investing in MLPs as part of its separately managed account services.  The Investment Adviser manages separate accounts dedicated to MLP holdings, accounts that include some MLP holdings, and accounts that exclude MLP holdings.  Since 1991, the Investment Adviser also has been managing investments in pipelines and other assets commonly owned by MLPs.

The Investment Adviser provides investment advisory services to the Fund, under the supervision of the Board of Trustees, pursuant to an investment advisory agreement, dated November 3, 2014 (the “Advisory Agreement”).  Under the terms of the Advisory Agreement, the Investment Adviser, under the supervision of the Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; provides facilities and personnel, including officers required for the operations of the Fund; facilitates the preparation of various regulatory filings; liaises with regulators or exchange personnel as appropriate; and fulfills certain regulatory compliance responsibilities.  In consideration of the advisory services provided by the Investment Adviser to the Fund, the Fund shall pay to the Investment Adviser at the end of each calendar month a management fee at the annual rate of 1.00% of the Fund’s Average Weekly Managed Assets (the “Management Fee”).  The Management Fee is an expense paid out of the Fund’s assets.  “Average Weekly Managed Assets” with respect to a particular month means the average of the values of each weekly calculation of the Managed Assets of the Fund that takes place as of any date during that month.

The Advisory Agreement was approved by the Board of Trustees on September 12, 2016.  A discussion regarding the basis for the approval of the Advisory Agreement by the Board of Trustees is available in the Fund’s Annual Report to shareholders.

Portfolio Managers

The following members of the Portfolio Management Team are responsible for the day-to-day management of the Fund’s portfolio:

Lowell G. Miller
President, Chief Investment Officer & Director of Research, Miller/Howard Investments, Inc.
Mr. Miller has been with Miller/Howard Investments, Inc. since he founded it in 1984.

Mr. Miller holds an undergraduate degree from Sarah Lawrence College, and a Juris Doctor from New York University School of Law.  Mr. Miller began his studies of the securities markets while still an undergraduate, and has continuously pursued the notion of disciplined investment strategies for over 35 years.

Mr. Miller is the author of three acclaimed books on investing, including The Single Best Investment:  Creating Wealth with Dividend Growth (Print Project, 2nd Edition, 2006).  Mr. Miller has also written on financial topics for The New York Times Magazine, and has been a featured guest on Louis Rukeyser’s Wall Street Week and Bloomberg TV.  Mr. Miller is often quoted in such financial media such as the Wall Street Journal, Dow Jones Newswires, Bloomberg, Fortune, and Barron’s.

John E. Leslie III, CFA
Portfolio Manager/Research Analyst, Miller/Howard Investments, Inc.
Mr. Leslie joined Miller/Howard Investments, Inc. in 2004.

Mr. Leslie has extensive experience in quantitative modeling and screening in the equity markets, in addition to in-depth analytic skills.  Mr. Leslie joined the portfolio team in 2004.  Mr. Leslie grew up in Boston and earned his BS degree in Finance from Suffolk University and his MBA from Babson College.

Mr. Leslie began his career in investments over thirty years ago and has managed money since 1987.  He brings a high level of expertise in both fundamental and quantitative research skills, as well as experience managing large pools of institutional assets.  Mr. Leslie focuses on the materials, consumer staples, consumer discretionary, industrial and healthcare sectors.

Mr. Leslie has been interviewed by The Wall Street Journal and Barron’s and has appeared as a guest on thestreet.com and After the Bell on Fox Business.

Bryan J. Spratt, CFA
Portfolio Manager/Research Analyst, Miller/Howard Investments, Inc.
Mr. Spratt has been with the Miller/Howard Investments, Inc. since 2004.

Mr. Spratt graduated summa cum laude from Spring Arbor College with a BA degree in Economics/Computer Science.  Mr. Spratt focuses on the utilities, telecom and energy sectors.
Mr. Spratt has 24 years of industry experience.

Bryan has been interviewed and quoted in newspapers and periodicals.

Michael Roomberg, CFA
Portfolio Manager/Research Analyst, Miller/Howard Investments, Inc.
Mr. Roomberg has been with Miller/Howard Investments, Inc. since 2013.
Mr. Roomberg has a Bachelor of Arts in International Relations, Economics and Finance from University of Wisconsin-Madison, and a Master of Business Administration from Georgetown University’s McDonough School of Business.

John Cusick, CFA
Portfolio Manager/Research Analyst, Miller/Howard Investments, Inc.
Mr. Cusick has been with Miller/Howard Investments, Inc. since 2013.
Mr. Cusick has a Bachelor of Arts in Finance and Marketing from Temple University, and a Master of Business Administration in Finance from Fordham University School of Business in New York City.

Roger G. Young, CFA
Portfolio Manager, Research Analyst, Miller/Howard Investments, Inc.
Mr. Young has been with the Miller/Howard Investments, Inc. since 2008 and a consultant to Miller/Howard Investments, Inc. during 2007.  Before that, he worked as a financial consultant with the Kenneth King Foundation since 2003.  [Mr. Young intends to retire in September 2017.]

Mr. Young received a Bachelor of Science degree in Economics from the Wharton School, University of Pennsylvania.  Mr. Young earned a Bachelor of Foreign Trade, Spanish language, from the Thunderbird School of Global Management, and an MBA from Michigan State University.  Mr. Young began his career in the investment industry 40+ years ago.  Roger has been interviewed and quoted in Forbes, Barron’s, Wall Street Journal, The Wall Street Transcript and The Research Magazine Guide to Master Limited Partnerships.

Mr. Young has experience and analytic skills in equity income securities in general, plus extensive knowledge and experience with energy, MLPs, communication, and financials.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

LIMITED TERM

Absent shareholder approval to shorten or extend the life of the Fund, the Declaration of Trust provides that it will cease to exist at the close of business on November 24, 2024, except for the purpose of satisfying any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind up its business and affairs.  If the Fund’s Board of Trustees believes that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date for one year, to November 24, 2025, without a shareholder vote, upon the affirmative vote of three-quarters of the Trustees then in office.

Upon its termination, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund.  Beginning one year before the Termination Date (the “wind-down period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio.  During the wind-down period the Fund may deviate from its investment strategy of investing at least 80% of its Total Assets in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges.  It is expected that shareholders will receive cash in any liquidating distribution from the Fund.  However, if on the Termination Date the Fund owns securities for which no market exists or securities trading at depressed prices, such securities may be placed in a liquidating trust.  Shareholders generally will realize capital gain or loss in an amount equal to the difference between the amount of cash or other property received (including any property deemed received by reason of its being placed in a liquidated trust) and the shareholder’s adjusted tax basis in shares of the Fund for U.S. federal income tax purposes.  The Fund does not seek to return an investors initial investment upon termination.  The final distribution of net assets upon termination may be more than, equal to or less than your initial investment.  Unless the Fund’s term is shortened or extended by the Fund’s Board of Trustees or the shareholders, as described above, the Fund expects to complete its final distribution on November 24, 2024, but the liquidation process could be extended depending on market conditions at that time.

Prior to the Termination Date, the Board of Trustees will consider whether it is in the best interests of shareholders to terminate and liquidate the Fund.  If the Board of Trustees determines that under the circumstances, termination and liquidation of the Fund on the Termination Date would not be in the best interests of shareholders, the Board of Trustees, upon the affirmative vote of three-quarters of the Trustees then in office, will present an appropriate amendment to the Declaration of Trust at a regular or special meeting of shareholders.  An amendment to the limited term provision of the Fund’s Declaration of Trust requires approval by a majority of the Fund’s outstanding voting securities as defined under the Investment Company Act, which means (A) a vote of 67% or more of the voting securities of the Fund present at a meeting of shareholders where at least 50% of the total outstanding voting securities are present at the meeting, or (B) a vote of more than 50% of the outstanding voting securities, whichever is less.  Unless the Termination Date is amended by shareholders in accordance with the Declaration of Trust, the Fund will be terminated no later than November 24, 2025 (regardless of any change in state law affecting the ability of the Board of Trustees to amend the Declaration of Trust).

ANTI-TAKEOVER PROVISIONS

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees.  This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund.  Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.  The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders.  At each annual meeting, one class of Trustees is elected to a three-year term.  This provision could delay for up to two years the replacement of a majority of the Board of Trustees.  A Trustee may be removed from office (with or without cause) by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the outstanding shares then entitled to vote for the election of the respective Trustee.

In addition, the Declaration of Trust requires the favorable vote of a majority of the Fund’s Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding common shares of the Fund to approve, adopt or authorize certain transactions with 5% or greater holders of the common shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the Investment Company Act) of the Fund will be required.  For purposes of these provisions, a 5% or greater holder of the common shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding common shares of the Fund.  These voting requirements are in addition to any regulatory relief required from the SEC with respect to such transaction.

The 5% holder transactions subject to these special approval requirements are:  the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; the issuance of any securities of the Fund to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of any assets of the Fund to any Principal Shareholder, except assets having an aggregate  fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Fund to an open-end investment company, the Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding common shares of the Fund, unless such amendment has been approved by 75% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the Investment Company Act) of the Fund will be required.  The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Fund to an open-end investment company be approved by the shareholders.  If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders.  Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity.  In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems.  Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption.  The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities.  If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash.  If the Fund were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load.  The Board of Trustees believes, however, that the closed-end structure is desirable in light of the Fund’s investment objectives and its policies and strategies.  Therefore, you should assume that it is not likely that the Board of Trustees would vote to convert the Fund to an open-end fund.

For the purposes of calculating “a majority of the outstanding voting securities” under the Declaration of Trust, each class of the Fund will vote together as a single class, except to the extent required by the Investment Company Act or the Declaration of Trust, with respect to any class of shares.  If a separate class vote is required, the applicable proportion of shares of the class, voting as a separate class, also will be required.

In addition, the Declaration of Trust requires the affirmative vote of at least 75% of the outstanding shares entitled to vote on the matter for the Trust to merge or consolidate with any other corporation, association, trust or other organization or to sell, lease or exchange all or substantially all of the Fund’s assets; unless such action has been approved by the affirmative vote of at least 75% of the Trustees then in office, in which case, the affirmative vote of a majority of the outstanding shares entitled to vote on the matter is required.

Separate from the limited term provision, the Declaration of Trust also provides that the Fund may be dissolved and terminated upon the approval of 75% of the Trustees.

With respect to proposals by shareholders submitted outside the process of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Fund’s By-Laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders.  With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the mailing of the notice for the prior year’s annual meeting (subject to certain exceptions).  Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws, including information regarding the shares held by the shareholder and information relating to such person being nominated that is required to be disclosed in solicitations of proxies for election of trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interests of shareholders generally.  Reference should be made to the Declaration of Trust, on file with the SEC, for the full text of these provisions.

FUND EXPENSES

In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, interest, taxes, banking fees, expenses of legal services, expenses of the auditing and other services of its independent registered public accounting firm, stock exchange listing fees, the costs of shareholder meetings and of preparing, printing, mailing proxy statements and soliciting proxies, costs of printing share certificates (if any) and shareholder reports, charges of the Fund’s custodian, charges of the transfer agent and dividend disbursing agent, charges of any provider of shareholder services and market support to the Fund, SEC fees, fees of Independent Trustees, expenses of the Trustees, accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, the Fund’s pro rata portion of its Chief Compliance Officer’s compensation, fidelity bond coverage for the Fund’s officers, Trustees and officers liability policy, expenses of qualifying the Fund for sale in various states, and the Fund’s pro rata portion of the compensation of personnel of the Investment Adviser who perform shareholder servicing functions, litigation and other extraordinary or non-recurring expenses, expenditures incurred upon the termination of the Fund, and other expenses properly payable by the Fund including fees payable to the Fund’s various service providers.  Such expenses also will include expenses of any action, suit or other proceedings in which or in relation to which, among others, the Investment Adviser or any Trustee is entitled to indemnity by the Fund.  The Fund also will be responsible for all commissions and other costs of portfolio transactions and any extraordinary expenses which may be incurred by the Fund from time to time.

VOTING RIGHTS OF COMMON SHAREHOLDERS

Each of the Fund’s common shareholders will have the right to cast a number of votes based on the number of common shares held at any meeting of shareholders called by the Trustees or shareholders holding at least a majority of the total number of votes eligible to be cast by all shareholders.  Shareholders will be entitled to vote on any matter on which holders of equity securities of a registered investment company formed as a statutory trust under the laws of the State of Delaware would be entitled to vote, including selection of Trustees, changes to the Fund’s fundamental investment policies, and approval of the selection of any new investment adviser or subadviser to the Fund.

Except for the exercise of their voting privileges, the Fund’s common shareholders will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.  See also “Description of Common Shares—Preferred Shares.”

NET ASSET VALUE

The net asset value of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange.  The net asset value of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its Total Assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board.  The Fund’s assets and liabilities are valued on the basis of market quotations, when readily available.  Equity investments are valued at market value, which is generally determined using the last reported official closing price or last trading price on the exchange or market on which the security is primarily traded at the time of valuation.  Securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board of Trustees if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued.

When market quotations are not readily available or are believed by the Investment Adviser to be unreliable, the Fund’s investments are valued at fair value.  Fair value determinations are made by the Valuation Committee designated by the Board of Trustees (the “Valuation Committee”) in accordance with policies and procedures approved by the Fund’s Board.  The Valuation Committee may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation.  A “significant event” is an event that, in the judgment of the Investment Adviser, is likely to cause a material change to the closing market price of the asset or liability held by the Fund.  Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets for related or highly correlated assets (e.g., American Depositary Receipts, Global Depositary Receipts or ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued.

Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded.  In the event that there is no mean price available for an exchange traded equity option held by the Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option.  If no bid or ask price is available on a day on which the Fund values such option, the prior day’s price will be used, unless the Investment Adviser determines that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset.  OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors.  Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges.  Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Fair value represents a good faith approximation of the value of an asset or liability.  The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction.  Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.

The value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers.

NYSE Closings.  The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot purchase or sell shares, currently are:  New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.  The NYSE may be closed on certain other days as well.

DISTRIBUTIONS AND DIVIDENDS

The Fund intends to make regular monthly cash distributions of all or a portion of its income to its common shareholders.  The Fund may pay capital gain distributions annually, if available.  The Fund may seek an exemptive order from the SEC to allow the Fund to pay capital gains distributions more frequently than annually, but there can be no assurance that the Fund will seek, or that the SEC would issue, such an exemptive order.

If an investor buys common shares just before the record date of a dividend declared by the Fund, the investor will receive that dividend.  While the receipt of dividends shortly after a purchase of common shares by an investor may seem like a windfall to an investor, such dividends generally will have the effect of reducing the per common share net asset value of the investor’s common shares by the per common share amount of the dividends, subject to other market fluctuations.  Such dividends are generally subject to U.S. federal income tax at ordinary income or capital gain rates.  A return of capital is in effect a return of a portion of an investor’s original investment in the Fund.  Accordingly, the timing of the purchase of the common shares may result in a return of a portion of the investment as taxable income.  Therefore, prior to purchasing common shares, an investor should carefully consider the impact of ordinary income or capital gains dividends that are expected to be or have been announced.

The Fund’s distributions generally are taxable to common shareholders.  The Fund anticipates that, due to the U.S. federal income tax characterization of cash distributions made by MLPs in which the Fund may invest up to 25% of its Total Assets, a portion of the Fund’s distributions to common shareholders may consist of tax-advantaged return of capital for U.S. federal income tax purposes.  In general, a distribution will constitute a return of capital to a common shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits.  The portion of any distribution treated as a return of capital will not be subject to U.S. federal income tax currently, but will result in a corresponding reduction in a shareholder’s basis in the Fund’s common shares and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells or exchanges common shares of the Fund.  To permit it to maintain a more stable monthly distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period.  Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s net asset value.  Correspondingly, such amounts, once distributed, will be deducted from the Fund’s net asset value.  Shareholders will automatically have all distributions reinvested in common shares issued by the Fund or common shares of the Fund purchased on the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash.  Common shareholders who receive dividends in the form of additional common shares will be subject to the same U.S. federal, state and local tax consequences as common shareholders who elect to receive their dividends in cash.  See “Dividend Reinvestment Plan.”

The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders.  The Fund also intends to make annual distributions of its “net capital gain” (which is the excess of net long-term capital gains over net short-term capital losses).  The Fund will pay common shareholders annually all, or at least 90%, of its investment company taxable income.  Various factors will affect the level of the Fund’s investment company taxable income, such as its asset mix.  To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions.  As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period.

DIVIDEND REINVESTMENT PLAN

Under the Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by the transfer agent, which is agent under the Plan, unless the shareholder elects to receive cash.  Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash.  Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment.  A participant in the Plan may elect to receive all dividends in cash by contacting the Plan agent in writing at the address specified below or by calling the Plan agent at 1(800) 278-4353.

Under the Plan, whenever the market price of the common shares, including brokerage commissions, is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash distribution, participants in the Plan will receive newly issued common shares.  The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the common shares.  The valuation date is the distribution payment date or, if that date is not a trading day on the NYSE, the next trading day.  If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares purchased by the Plan agent in the open market.  If the Fund should declare a distribution payable only in cash, the Plan agent will buy the common shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan agent will terminate purchases in the open market and instead the Fund will distribute newly issued shares at a per share rate equal to the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares plus estimated brokerage commissions exceeds net asset value.  The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends or other distributions.

The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records.  Shares in the account of each Plan participant will be held by the Plan agent in non-certificated form in the name of the participant.  Shares in the account of each Plan participant will be held by the Plan agent in non-certificated form in the name of the participant.  Under no circumstances will certificates be issued to participants.

In the case of shareholders such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.  A Plan participant may terminate his or her account under the Plan by notifying the Plan agent in writing to the address specified below or by telephone at 1 (800) 278-4353.  A termination will be effective immediately if notice is received by the Plan agent more than three (3) business days prior to any dividend or distribution payment date.  If such notice is received less than three (3) business days prior to any dividend or distribution payment date, then such dividend or distributed will be reinvested, and such termination shall be effective with respect to any subsequent dividends or distributions.  If the Plan participant elects by written notice to the Plan agent in advance of such termination to have the Plan agent sell part or all of such Plan participant’s shares and remit the proceeds to him or her, the Plan agent is authorized to deduct $15.00 per transaction plus commissions of $0.10 per share for this transaction from the proceeds.  The Fund reserves the right to amend or terminate its Plan as applied to any distribution paid subsequent to written notice of the change sent to the members of such Plan at least 30 days before the record date for such distribution.  The Plan also may be amended or terminated by the Plan agent on at least 30 days’ written notice to the participants in such Plan.

Neither the Fund nor the Plan agent shall be liable for any act performed in good faith or any good faith omission to act in connection with the matters discussed in this “Dividend Reinvestment Plan” section, including, without limitation, any claim of liability (i) arising out of any failure to terminate a participant’s account, sell shares held in the Plan, or invest dividends; or (ii) with respect to the prices at which shares are purchased or sold for the participant’s account and the time such purchases or sales are made.

For more information about the Plan you may contact the Plan agent in writing at American Stock Transfer and Trust Company LLC, P.O. Box 922 Wall Street Station, New York, New York 10269-0560, or by calling the Plan agent at 1 (800) 278-4353.  You can also access your account online atwww.amstock.com.

PLAN OF DISTRIBUTION

We may sell common shares through underwriters or dealers, directly to one or more purchasers, through agents, to or through underwriters or dealers, or through a combination of any such methods of sale.  The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our common shares, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale.

The distribution of our common shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices.

We may sell our common shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in Securities Act for any resales of the securities.  In this case, no underwriters or agents would be involved.  We may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of our common shares, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions.  Underwriters may sell our common shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents.  Underwriters, dealers and agents that participate in the distribution of our common shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our common shares may be deemed to be underwriting discounts and commissions under the Securities Act.  Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum amount of compensation to be received by any FINRA member or independent broker-dealer will not exceed eight percent for the sale of any securities being registered pursuant to SEC Rule 415.  We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional common shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any over-allotments.  Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our common shares may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act.  Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our common shares from us pursuant to contracts providing for payment and delivery on a future date.  Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us.  The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the common shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject.  The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts.  Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the Investment Company Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters.  The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders.

Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, our common shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

DESCRIPTION OF THE COMMON SHARES

The following is a brief description of the terms of the common shares.  This description does not purport to be complete and is qualified by reference to the Fund’s Declaration of Trust and its Bylaws.

Common Shares of Beneficial Interest

The Fund is organized under the laws of Delaware pursuant to a Certificate of Trust dated as of April 21, 2011.  The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share.  Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.  Though the Fund expects to pay distributions monthly on the common shares, it is not obligated to do so.  All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights.  The Fund will send annual and semi-annual reports, including financial statements, to all holders of its common shares.

Any additional offerings of shares will require approval by the Board of Trustees and be subject to the requirements of the Investment Company Act.  The Investment Company Act requires that any additional offering of shares at a price below the then-current net asset value, exclusive of sales load, requires the consent of a majority of the Fund’s outstanding voting securities.  The Fund generally may, without a shareholder vote, (i) issue preferred shares, and (ii) issue common shares (a) at a price at or above net asset value, exclusive of sales load, or (b) in connection with an offering to existing holders of common shares, at a price below the then current net asset value, exclusive of sales load.

The Fund’s common shares are listed on the NYSE under the symbol “HIE.”  The Fund intends to hold annual meetings of shareholder so long as the common shares are listed on a national securities exchange and such meeting are required as a condition to such listing.  The Fund will not issue share certificates.

The Fund’s common shareholders will vote as a single class to elect the Board of Trustees and on additional matters with respect to which the Investment Company Act, the Fund’s Declaration of Trust, Bylaws or resolutions adopted by the Board of Trustees provide for a vote of the Fund’s common shareholders.  See “Anti-Takeover Provisions.”

The Declaration of Trust provides that the Fund will terminate on November 24, 2024.  If the Fund’s Board of Trustees believes that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date for one year, to November 24, 2025, without a shareholder vote.  Upon its termination, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund.  Beginning one year before the Termination Date (the “wind-down period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio.  During the wind-down period the Fund may deviate from its investment strategy of investing at least 80% of its Total Assets in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges.  It is expected that shareholders will receive cash in any liquidating distribution from the Fund.  However, if on the Termination Date the Fund owns securities for which no market exists or securities trading at depressed prices, such securities may be placed in a liquidating trust.  Prior to the Termination Date, the Board of Trustees of the Fund will consider whether it is in the best interests of shareholders to terminate and liquidate the Fund.  If the Board of Trustees determines that under the circumstances, termination and liquidation of the Fund on the Termination Date would not be in the best interests of shareholders, the Board of Trustees will call a special meeting of shareholders to consider an appropriate amendment to the Fund’s Declaration of Trust.  An amendment to the limited term provision of the Fund’s Declaration of Trust requires approval by a majority of the Fund’s outstanding voting securities as defined under Investment Company Act, which means (A) a vote of 67% or more of the voting securities present at a meeting of shareholders where at least 50% of the total outstanding voting securities are present at the meeting, or (B) a vote of more than 50% of the outstanding voting securities, whichever is less.  Unless the Termination Date is amended by shareholders in accordance with the Declaration of Trust, the Fund will be terminated no later than November 24, 2025 (regardless of any change in state law affecting the ability of the Board of Trustees to amend the Declaration of Trust).

Book Entry

The common shares will initially be held in the name of Cede & Co. as nominee for the Depository Trust Company (“DTC”).  The Fund will treat Cede & Co. as the holder of record of the common shares for all purposes.  In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights.

Preferred Shares

The Agreement and Declaration of Fund provides that the Board may authorize and issue preferred shares, with rights as determined by the Board, by action of the Board without the approval of the holders of the common shares.  Holders of common shares have no preemptive right to purchase any preferred shares that might be issued.

Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s Total Assets is at least 200% of the liquidation value of the outstanding  preferred shares (i.e., the liquidation value may not exceed 50% of the Fund’s Total Assets).  In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s Total Assets is at least 200% of such liquidation value.  If the Fund issues preferred shares, it may be subject to restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Fund.  These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act.  It is not anticipated that these covenants or guidelines would impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.  Please see “Description of Shares” in the SAI for more information.

CLOSED-END FUND STRUCTURE

The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund).  Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder.  This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time.  In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.”  Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not.  The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments.  By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities.  The Investment Adviser believes that the closed-end fund structure is well-suited to achieving the long-term objective of increasing dividend yield on original investment.

Shares of closed-end funds often trade at a discount to their net asset value.  Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount.  We cannot guarantee or assure, however, that the Board of Trustees will decide to engage in any of these actions.  Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share.

Because the market value of the Fund’s common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, relative demand for and supply of the shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that its common shares will trade at a price equal to or higher than net asset value in the future.  The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.  The Fund’s common shares may trade at a discount to net asset value, and we cannot provide you any assurance that they will not do so.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their common shares.  The Fund’s Board of Trustees may authorize the Fund’s officers to consider the repurchase its common shares in the open market to be made when the Fund’s common shares are trading at a discount from net asset value.  If the Board authorizes such repurchase, pursuant to the Investment Company Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders, as well as other potential actions.  When the Fund repurchases its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding shares will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively.  The repurchase of common shares will reduce the Total Assets of the Fund available for investment and may increase the Fund’s expense ratio.

TAXATION

The following is a summary of certain aspects of the U.S. federal income taxation of the Fund and its common shareholders that should be considered by a prospective common shareholder.  The Fund has not sought a ruling from the Internal Revenue Service (the “IRS”) or any other U.S. federal, state or local agency with respect to any tax matters affecting the Fund, nor has it obtained an opinion of counsel with respect to any of those matters.

The Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Code.  As long as the Fund so qualifies, the Fund (but not its common shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and net realized capital gains that it timely distributes to common shareholders.  The Fund intends to distribute substantially all of such income and gains annually.

Distributions made from the Fund’s excess of net long-term capital gains over net short-term capital losses, or “net capital gain” (“capital gain dividends”), if properly reported by the Fund, are taxable to U.S. shareholders as long-term capital gains, regardless of the length of time the U.S. shareholder has owned common shares.  Ordinary income and capital gain dividends are taxable to common shareholders even if they are reinvested in additional common shares of the Fund.  Distributions in excess of the Fund’s current and accumulated earnings and profits (which represent a return of capital, meaning a return to shareholders of the money they originally invested in the Fund) will first reduce the adjusted tax basis of a common shareholder’s common shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such common shareholder.  The Fund will provide its common shareholders with a written notice reporting the amount of dividends paid during the year that qualify as capital gain dividends, as qualified dividend income, and as ordinary income dividends.

To qualify for the favorable tax treatment of a RIC, the Fund must, among other things, satisfy certain source-of-income, asset diversification and distribution requirements.  If, in any taxable year, the Fund fails to qualify as a RIC, the Fund would be taxed in the same manner as an ordinary corporation and could be required to recognize unrealized gains, incur substantial tax on such unrealized gains and make certain substantial distributions in order to requalify for taxation as a RIC.  For more information, see “Tax Aspects” in the SAI.

THE FOREGOING IS A BRIEF SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX MATTERS THAT ARE PERTINENT TO PROSPECTIVE INVESTORS.  THE SUMMARY IS NOT, AND IS NOT INTENDED TO BE, A COMPLETE ANALYSIS OF ALL PROVISIONS OF THE U.S. FEDERAL INCOME TAX LAW WHICH MAY HAVE AN EFFECT ON SUCH INVESTMENTS.  THIS ANALYSIS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.  ACCORDINGLY, PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN RESPECTIVE TAX ADVISERS WITH RESPECT TO THEIR OWN RESPECTIVE TAX SITUATIONS AND THE EFFECTS OF THIS INVESTMENT THEREON.

ADMINISTRATOR

The Fund has entered into an Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC.  Under the terms of this agreement, U.S. Bancorp Fund Services, LLC will serve as the Fund’s administrator.  In performing these functions, the Fund will compensate U.S. Bancorp Fund Services, LLC at a monthly fee computed at an annual rate of 0.08% of the first $100 million of the Fund’s assets, 0.06% on the next $200 million of the Fund’s assets and 0.03% on the balance of the Fund’s assets.

CUSTODIAN

The Fund has entered into a Custody Agreement with U.S. Bank National Association.  Under the terms of this agreement, U.S. Bank National Association will serve as custodian of the Fund’s assets.  In performing these functions, the Fund will compensate U.S. Bank National Association at an annual rate of 0.01% (paid on a monthly basis) of the Fund’s average daily net assets, with a minimum annual fee of $4,800.  The Custodian’s address is 1555 N. Rivercenter Dr., Milwaukee, WI 53212.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Fund has entered into a Transfer Agent and Registrar Services Agreement with American Stock Transfer & Trust Company, LLC (“AST”).  Under the terms of this agreement, AST will serve as the Fund’s transfer agent and dividend disbursing agent.  In performing these functions, the Fund currently compensates AST an annual fee of $19,656, adjusted annually for inflation, among other factors.  The Transfer Agent’s address is 6201 15th Avenue, Brooklyn, NY 11219.

INVESTOR SUPPORT SERVICES

The Fund has retained Four Wood to provide investor support services in connection with the on-going operation of the Fund.  Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the New York Stock Exchange (“NYSE”) specialist for the Fund’s common shares, and with the closed-end fund analyst community regarding the Fund on a regular basis.  Four Wood may separately contract with and coordinate the activities of a third party to provide certain of the above-described services.  In exchange for these services, the Fund pays Four Wood a monthly fee equal to the annualized rate 0.11% of the month-end total Managed Assets of the Fund.  The Investor Support Agreement terminates in November, 2017 unless extended by the Board of Trustees.

PRIVACY POLICY

The Fund and the Investment Adviser take the privacy of client and customer information very seriously.  For more information, please see our privacy policy notice:

Financial companies choose how they share your personal information.  This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you.  Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses.  Accordingly, information, confidential and proprietary, plays an important role in the success of our business.  However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure.  Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use.  Most importantly, Miller/Howard does not sell its customers’ non-public personal information to any third parties.  Miller/Howard uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a Miller/Howard affiliated company.

Miller/Howard may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you may give us orally;

•	Information about your transactions with us or others;

•	Information you submit to us in correspondence, including emails or other electronic communications; and

Miller/Howard does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•
It may be necessary for Miller/Howard to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you.  For example, it might be necessary to do so in order to process transactions and maintain accounts.

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Miller/Howard will release any of the non-public information listed above about a customer if directed to do so by that customer or if Miller/Howard is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•
In order to alert a customer to other financial products and services offered by an affiliate, Miller/Howard may share information with an affiliate, including companies using the Miller/Howard name.  Such products and services may include, for example, other investment products offered by a Miller/Howard company.  If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (845) 679-9166.  If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you.  Your information is not provided by us to nonaffiliated third parties for marketing purposes.  We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

As required by federal law, Miller/Howard will notify customers of Miller/Howard’s Privacy Policy annually.  Miller/Howard reserves the right to modify this policy at any time, but in the event that there is a change, Miller/Howard will promptly inform its customers of that change.

LEGAL MATTERS

Certain legal matters in connection with the Fund’s common shares will be passed upon for the Fund by Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022 and by Morris, Nichols, Arsht and Tunnell, LLP, Wilmington, Delaware.  Fund counsel may rely on the opinion of Morris, Nichols for certain matters of Delaware law relating to the legality of the Fund’s shares.  If certain legal matters in connection with an offering of the Fund’s common shares are passed upon by counsel for the underwriters or sales agent of such offering, such counsel will be named in a Prospectus Supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Deloitte & Touche LLP (“Deloitte”) as the independent public accountants of the Fund.  Deloitte is expected to render an opinion annually on the financial statements of the Fund.  Deloitte’s principal business address is located at 555 East Wells St., Milwaukee, WI 53202.

ADDITIONAL INFORMATION

This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act, and the 1940 Act.  This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby.

Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC.  Each such statement is qualified in its entirety by such reference.  The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

Inquiries concerning the Fund and its shares should be directed to the Transfer Agent at 1 (800) 278-4353.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

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Miller/Howard High Income Equity Fund

AUGUST [DAY], 2017

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer and sale is not permitted.

SUBJECT TO COMPLETION, DATED AUGUST 16, 2017

MILLER/HOWARD HIGH INCOME EQUITY FUND

STATEMENT OF ADDITIONAL INFORMATION

Miller/Howard High Income Equity Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund was formed on April 21, 2011. This Statement of Additional Information relating to the common shares of beneficial interest of the Fund (the “common shares”) is not a prospectus, but should be read in conjunction with the Fund’s Prospectus dated August 16, 2017 (the “Prospectus”), and any related prospectus supplement. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares. Investors should obtain and read the Prospectus, and any related prospectus supplement, prior to purchasing common shares.  The Fund’s financial statements and the independent registered public accounting firm’s report therein included in the Fund’s Annual Report dated October 31, 2016, are incorporated herein by reference.  The information with respect to the six months ended April 30, 2017 is unaudited and is included in the Fund’s 2017 Semi-Annual Report which is incorporated herein by reference.  A copy of the Fund’s Prospectus, any related prospectus supplement, Annual and Semi-Annual Reports and additional information may be obtained without charge by calling 1(845) 679-9166 or from the Fund’s website (www.mhinvest.com/hie).  The information contained in, or that can be accessed through, the Fund’s website is not part of the Fund’s Prospectus, any related prospectus supplement or this Statement of Additional Information.  You also may obtain a copy of the Prospectus and any related prospectus supplement on the U.S. Securities and Exchange Commission’s web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus and any related prospectus supplement.

This Statement of Additional Information is dated August 16, 2017.

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THE FUND

Miller/Howard High Income Equity Fund was formed as a Delaware statutory trust on April 21, 2011, and is registered under the Investment Company Act of 1940 as a closed-end, non-diversified management investment company. The Fund’s common shares of beneficial interest, par value $0.001 per share, are listed on the New York Stock Exchange (“NYSE”) under the symbol “HIE”.

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

The Fund has adopted certain fundamental investment policies and restrictions, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities. Under the Investment Company Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the affirmative vote of the lesser of: (a) more than 50% of its outstanding shares; or (b) 67% or more of the voting securities present at a shareholders’ meeting (provided that more than 50% of its outstanding shares are represented at the meeting in person or by proxy). If a fundamental policy and restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentages will not be considered a violation of any of these fundamental policies and restrictions if these increases or decreases in percentages result solely from increases or decreases in the total amount of the Fund’s assets or changes in the values of portfolio investments.

The following are fundamental policies that may be changed only with shareholder vote:

(1)  The Fund may borrow money or issue any senior security, only as permitted under the Investment Company Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)  The Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(3)  The Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)  The Fund may not purchase or sell commodities or commodities contracts. This restriction shall not prohibit the Fund from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)  The Fund may make loans, only as permitted under the Investment Company Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)  The Fund may not concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

(7)  The Fund will dissolve on November 24, 2024, absent shareholder approval to extend such term; provided that if the Fund’s Board of Trustees believes that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date for one year, to November 24, 2025, without a shareholder vote upon the affirmative vote of three-quarters of the Trustees then in office.

The Fund interprets each of these fundamental investment policies and restrictions under the Investment Company Act, the rules and regulations under the Investment Company Act, and the SEC’s and its staff’s interpretations of the Investment Company Act.

NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

The rest of the Fund’s investment policies, including its investment objectives described under “Investment Objectives” in the Prospectus and the Fund’s policy of investing, under normal market conditions, at least 80% of its Total Assets in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges (such as through ADRs), and its policies with respect to the use of leverage and writing options, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change in accordance with SEC rules. The Fund interprets each non-fundamental investment policy and restriction under the Investment Company Act, the rules and regulations under the Investment Company Act, and the SEC’s and its staff’s interpretations of the Investment Company Act.

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ADDITIONAL RISK FACTORS

Additional Energy Risks

The Fund may invest in the energy sector through investments in MLPs and in other issuers, and such investments may include, but are not limited to, the following businesses:

Pipelines. Companies that own interstate pipelines are subject to regulation by substantial regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such companies could have a material adverse effect on their business, financial condition, results of operations and cash flows and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which in turn could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Gathering and Processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins.

Midstream. Midstream MLPs and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve.

Exploration and Production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Propane. Propane MLPs and other entities with propane assets are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Coal. MLP entities and other entities with coal assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

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Marine Shipping. Marine shipping (or “tanker” companies) are exposed to many of the same risks as other energy companies. In addition, the highly cyclical nature of the industry may lead to volatile changes in charter rates and vessel values, which may adversely affect a tanker company’s earnings. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather.

Renewable Energy Sources. The renewable energy market is rapidly evolving and its future success is unclear. Companies in this market may be unable to produce enough revenue to be or remain profitable if the demand for clean energy products and renewable energy project development is inadequate. In addition, in certain markets and geographic regions, there may not be sufficient demand or such demand may be slow to emerge. Certain renewable energy projects involve high levels of capital investment on a per unit of energy production basis, and their profitability and ability to pay dividends will be uncertain resulting in potentially high investment risk. In general, there are numerous factors that contribute to whether renewable or clean energy project development, technology and demand for products will continue to grow. Some of these factors include whether the technology is cost-effective and reliable and whether adequate government subsidies and incentives are readily available and continue to be available. If any of the various U.S. and non-U.S. governmental initiatives, programs or incentives are reduced or eliminated, the development of renewable energy resources will be adversely affected.

Additional MLP Risks

Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units, as described more fully below.

MLP Common Units. The common units of many MLPs are listed and traded on U.S. securities exchanges, including the NYSE and the NASDAQ. The Fund will purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive a minimal quarterly distribution (the “MQD”), including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. MLPs also issue different classes of common units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of common units.

MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. The Fund may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs also issue different classes of subordinated units that may have different voting, trading, and distribution rights. The Fund may invest in different classes of subordinated units.

MLP Preferred Units. MLP preferred units are not typically listed or traded on an exchange. The Fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in a MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution.

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I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE.

MLP General Partner or Managing Member Interests. The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights (“IDRs”), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

PORTFOLIO TURNOVER

The Fund may dispose of securities without regard to the length of time they have been held when such actions, for defensive reasons or otherwise, appear advisable to the Investment Adviser. Although it is not possible to predict turnover rates with any certainty, it is presently anticipated that the Fund’s annual portfolio turnover rate, under normal circumstances, will be less than 30%, but that may vary greatly from year to year. The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. A high portfolio turnover rate bears certain tax consequences and results in greater transaction costs, which are borne directly by the Fund or indirectly by its common shareholders.

MANAGEMENT OF THE FUND

Board of Trustees

The Fund is governed by its Board of Trustees, which has overall responsibility for monitoring and overseeing the Fund’s investment program, its management and operations, and the Investment Adviser on behalf of the Fund and its shareholders. The Board of Trustees has approved the Fund’s investment program as described in the Prospectus.

At least a majority of the Trustees are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (referred to as the “Independent Trustees”). Each investor, by purchasing common shares in the Fund, will become a shareholder of the Fund and will be deemed to have voted for the election of each Trustee. Any vacancy on the Board of Trustees may be filled by a majority of the remaining Trustees, except to the extent the Investment Company Act requires the election of Trustees by shareholders.

Trustees and Officers

The tables below show, for each Trustee and executive officer of the Fund, his or her name, address and age, the position held with the Fund, the length of time served as Trustee or officer of the Fund, the Trustee’s or officer’s principal occupations during the last five years, the number of portfolios in the Miller/Howard fund complex overseen by the Trustee or for which a person served as an officer, and other directorships or trusteeships held by such Trustee.

Information Regarding Independent Trustees

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Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served with Funds in the Fund Complex*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Roger Conrad P.O. 549 Woodstock, NY 12498 (born July 1961)	Trustee Class II	Since 2011	Managing Director and Editor, Capitalist Times LLC	3	Miller/Howard Income-Equity Fund; Miller/Howard Drill Bit to Burner Tip® Fund

Charles I. Leone P.O. Box 549 Woodstock, NY 12498 (born July 1961)	Trustee Class III	Since 2011	Prior to 2015, CFO and CCO of Oribel Capital Management; CFO of Oribel Management, LLC; CFO of Oribel Capital GP, LLC; CFO and CCO, Taurasi Capital Management LLC and Taurasi Capital GP LLC; prior to 2012, CFO and COO, CACEIS (USA)	3	Miller/Howard Income-Equity Fund; Miller/Howard Drill Bit to Burner Tip® Fund

James E. Hillman P.O. Box 549 Woodstock, NY 12498 (born March 1957)	Trustee, Lead Independent Trustee Class II	Since 2014	CFO and Treasurer, Notre Dame School; prior to 2011, Director and PFO Bank of America Merrill Lynch	3	Miller/Howard Income-Equity Fund; Miller/Howard Drill Bit to Burner Tip® Fund; Value Line Funds (10)

* Each Trustee currently is serving a three-year term.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities as of December 31, 2016, nor in the prior two calendar years, in the Investment Adviser or any Underwriter, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Adviser or any Underwriter.

Information Regarding Interested Trustees

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served with Funds in the Fund Complex*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Lowell G. Miller** P.O. Box 549, Woodstock, NY 12498 (born July 1948)	President (Principal Executive Officer) and Trustee Class III	Since 2011	Chief Investment Officer, Miller/Howard Investments, Inc.; Chairman of the Board, Miller/Howard Funds Trust, Chief Investment Officer MHI Funds, LLC; prior to 2014, President of Miller/Howard Investments, Inc.	3	Miller/Howard Income-Equity Fund; Miller/Howard Drill Bit to Burner Tip® Fund

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Annemarie Gilly** P.O. Box 549, Woodstock, NY 12498 (born September 1951)	Chief Operating Officer, Executive Vice President and Trustee Class I	Since 2011	President, Miller/Howard Funds Trust; President, MHI Funds, LLC; Managing Director, Miller/Howard Investments, Inc.; prior to 2016, Chief Operating Officer, Miller/Howard Investments, Inc.	3	Miller/Howard Income-Equity Fund; Miller/Howard Drill Bit to Burner Tip® Fund

** Trustee considered to be an “interested person” within the meaning of the Investment Company Act (an “Interested Person”), through his or her position or affiliation with the Investment Adviser.

Information Regarding Officers

Name, Address and Age	Position(s) Held with the Fund	Length of Time Served with Funds in the Fund Complex*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Directorships Held by Officer During Past Five Years
Jack Leslie P.O. Box 549, Woodstock, NY 12498 (born February 1960)	Vice President	Since 2011	Research Analyst/Portfolio Manager, Miller/Howard Investments, Inc.	3	0

Paul Brook P.O. Box 549, Woodstock, NY 12498 (born August 1953)	Chief Financial Officer	Since 2015	Chief Financial Officer, Miller/Howard Investments, Inc.; Chief Financial Officer, MHI Funds, LLC; prior to September 2015, Chief Compliance Officer, Miller/Howard Investments, Inc. and Miller/Howard High Income Equity Fund; prior to February 2015, Principal, Compliance Solutions Associates; Independent Contractor	3	0

Gerald Wheeler P.O Box 549, Woodstock, NY 12498 (born September 1963)	Chief Compliance Officer, Chief Legal Officer	2015	Chief Compliance Officer, Miller/Howard Investments, Inc; Chief Compliance Officer, Chief Legal Officer, MHI Funds, LLC; Chief Legal and Compliance Officer Miller/Howard Funds Trust; prior to September 2015, Chief Operating Officer and Chief Compliance Officer to del Rey Global Investors, LLC	3	0

Trustee Share Ownership

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Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies*
Roger Conrad	$10,001-$50,000	$10,001-$50,000

Charles I. Leone	$1-$10,000	$1-10,000

James E. Hillman	$10,001-$50,000	$10,001-$50,000

Lowell G. Miller	Over $100,001-$500,000	Over $1,000,000

Annemarie Gilly	$10,001-$50,000	$10,001-$50,000

*As of June 30, 2017

No Trustee who is not an interested person of the Fund or his immediate family owns beneficially or of record any security of Miller/Howard Investments, Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Miller/Howard Investments, Inc.

As of June 30, 2017, the officers and Trustees as a group beneficially owned less than 1% of the Fund’s outstanding securities.

5% Shareholders

As of June 30, 2017, based on a review of Schedule 13 filings by American Stock Transfer, the Fund’s Transfer Agent, no one owned of record, or is known by the Fund to own of record or beneficially, 5% or more of any class of the Fund’s equity securities.

Compensation of Trustees

The following table shows information regarding the compensation paid to the Independent Trustees, and from all registered investment companies for which the Investment Adviser serves as an investment adviser for the fiscal year ending October 31, 2016. No compensation is paid by the Fund to Trustees that are interested persons of the Investment Adviser (as determined under the Investment Company Act). In all cases, no pension or retirement benefits accrued as part of the Fund’s expenses.

Name of Independent Trustee	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex Paid to Trustees
Roger Conrad*	$32,500	$49,500
Charles I. Leone*	$35,000	$53,000
James E. Hillman* (Lead Trustee)	$40,000	$58,000

* Independent Trustees receive an annual fee of $25,000 and a fee of $1,000 per committee meeting attended. The Chairman of the audit committee receives an additional $5,000 per year, and the Chairman of the nominating committee receives an additional $2,500 per year.  The Lead Trustee receives an additional $10,000 per year.

The Fund has no employees. Its officers are compensated by the Investment Adviser or its affiliates.

Organization of the Board

The Chairman of the Board of Trustees is Lowell G. Miller, a member of management of the Investment Adviser responsible for the Fund. While Mr. Miller is not an Independent Trustee, two-thirds of the Board members are Independent Trustees. James Hillman currently serves as the lead independent Trustee.  The lead independent trustee generally maintains primary communication between the officers and interested Trustees and the Independent Trustees. The lead independent trustee may perform such other functions as may be requested by the Board of Trustees from time to time. Except for any duties specified in this Prospectus or pursuant to our certificate of incorporation or bylaws, or as assigned by the Board of Trustees, the designation of a Trustee as lead independent trustee does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally.  The standing committees of the Board are described below.

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The organization of the Board of Trustees in this manner reflects the judgment of the Trustees that it is in the interests of the Fund and its shareholders to both have a “majority independent” Board and have a senior representative of the Investment Adviser preside at Board meetings, supervise the Board agenda and oversee the business of the Fund between meetings. The Trustees believe that Mr. Miller’s serving as Chair allows the Board to best leverage his familiarity with the day-to-day operations of the Fund and his leadership role within the Investment Adviser, with no undue limitation on the role of the Independent Trustees in proposing matters for discussion or guiding Board-level deliberations. The overall size of the Board assures significant participation by every Board member.  It is also the judgment of the Trustees that aspects of the Board’s business and that certain types of responsibilities are especially appropriate to be handled by committees of the Board that are comprised solely of the Independent Trustees, namely the Nominating and Audit Committee.

In reaching these judgments, the Trustees considered the Board’s working experience and committee structures, legal requirements under applicable law, including the Investment Company Act, the perceived expectations of shareholders, information available on industry practice generally, the nature of underlying investment programs, and the relationship between the Fund and its principal service providers. The Board may consider different leadership structures in the future and make changes to these arrangements over time.

The Fund has a staggered Board, whereby one class of Trustees is elected each year.  Class I Trustees will serve until the annual meeting of shareholders in 2019; Class II Trustees will serve until the annual meeting of shareholders in 2020; and Class III Trustees will serve until the annual meeting of shareholders in 2021. As each Trustee’s term expires, a majority of Trustees will be asked to elect Trustees and such Trustees shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.  See “Anti-Takeover Provisions” in the Prospectus.

Board Oversight of Risk Management

While the Board generally will consider day-to-day risk oversight a function of the Fund’s officers and personnel of the Investment Adviser, the Board will carefully consider risk management matters and requests and receive reports on a variety of matters relevant to that function. By way of example:

•  The Board will receive regular written reports on position size for the Fund, its investment size, correlation and liquidity profiles, and other commonly considered portfolio risk factors.

•  The Board will regularly meet with the Fund’s Chief Compliance Officer to discuss specific risk management protocols overseen by the compliance department, such as compliance with various ongoing investment restrictions.

•  The Board will regularly meet with senior management of the Investment Adviser to discuss operational and business risks presented by dealings with the Investment Adviser, such as reliance on key personnel and the Investment Adviser’s ownership structure, affiliate relationships and financial position.

•  The Board will regularly consider questions relating to the valuation of the Fund.

•  The Board will review certain operational risks presented by dealings with such service providers as the custodian and administrator.

•  The Audit Committee will regularly meet with the Fund’s officers and the Fund’s independent public accounting firm to discuss matters of risk management relating to financial and accounting controls and to discuss financial reporting, tax, and other matters.

The Board does not maintain a specific committee devoted to risk management responsibilities, in part because the Board believes that its small size does not require streamlining of this function by committee. The Board also does not maintain any specific Board reporting protocols for the Investment Adviser’s risk management personnel and has not specified that risk management or reporting should be centralized in any one person or separate body.

Trustee Qualifications

All Trustees are expected to demonstrate various personal characteristics appropriate to their position, such as the exercise of professional care and business judgment, working cohesively with others while still advocating competing viewpoints, critical analysis, and the like. All Trustees also are expected to meet the necessary time commitments for service on the Board.

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The Board then generally views each Trustee appointment or nomination in the context of the Board’s overall composition and considers each Trustee’s individual professional experience and service on other boards of Trustees, as well as his or her current and prior roles (such as committee service) on the Board. With respect to the qualifications and contributions of particular Trustees, the Board has considered the following.

Mr. Miller: Lowell Miller holds a BA degree in Philosophy from Sarah Lawrence College, and a Juris Doctor degree from New York University School of Law. He began his studies of the securities markets while still an undergraduate, and has continuously pursued the notion of disciplined investment strategies for over 35 years. Mr. Miller is the author of three critically acclaimed books on investing, including The Single Best Investment: Creating Wealth with Dividend Growth (Print Project, 2nd Edition, 2006). He has also written on financial subjects for The New York Times Magazine, was a featured guest on Louis Rukeyser’s Wall $treet Week and Bloomberg TV, and is often quoted in such financial media as The Wall Street Journal, Dow Jones Newswires, Bloomberg, and Barron’s. Mr. Miller is the Chief Investment Officer & Director of Research of Miller/Howard Investments, Inc. the firm he started 30 years ago. Miller/Howard Investments focuses on income-producing equities. The emphasis is on high-quality stocks with high dividend or distribution yield and strong dividend growth offering the opportunity for capital appreciation, current income, and growth of income. The firm has managed portfolios for major institutions and individuals for over two decades.

Mr. Hillman: Mr. Hillman is a business leader and a qualified financial expert and former tax partner at Coopers & Lybrand (now PricewaterhouseCoopers) and Deloitte & Touche with a wealth of understanding of regulatory, tax, accounting, operations and economic aspects of managing a business. Mr. Hillman has extensive senior management experience in the financial services industry including various executive positions at major investment banks. He was a Director and Principal Financial Officer for Merrill Lynch Global Wealth Management where he was PFO of four registered investment advisers and multiple investment products including mutual fund, alternative investment products and a registered real estate fund. He has a comprehensive understanding of the Investment Company Act as well as Subchapter M of the Internal Revenue Code. He is also the author of: Regulated Investment Companies, (Little Brown & Company 1995). Mr. Hillman’s academic experience includes: Adjunct Professor of Corporate Taxation at the Fordham University MTA program. Mr. Hillman has served as an independent director of closed end funds for Citigroup Alternative Products and Nomura. He was also an interested director for BNY Hamilton Funds.

Mr. Conrad: Roger S. Conrad has advised investors on dividend paying stocks for nearly 30 years. As founder and sole editor of Utility Forecaster from 1989 to present, he consistently drew high marks from the newsletter publishing industry’s primary independent rating resource, the Hulbert Financial Digest. Mr. Conrad served as partner/managing director and senior editor at Capitalist Times LLC. He and his colleagues publish three advisories—Conrad’s Utility Investor, Capitalist Times and Energy and Income Adviser—providing investment research, analysis and stock picking to individuals as well as institutional investors. Mr. Conrad is author of Power Hungry: Strategic Investing in Telecommunications, Utilities and Other Essential Services (John Wiley & Sons, Inc., 2002). He holds a Bachelor of Arts in Anthropology from Emory University and a Master of International Management from the Thunderbird Graduate School of International Management.

Ms. Gilly: Ms. Gilly has a vast amount of experience in the asset management industry and a wealth of knowledge and experience in open-end and closed-end funds, as well as hedge funds. She has held various senior level executive positions as well as serving on the Boards of New York Stock Exchange traded closed-end funds. Her experience in the financial services arena includes: operations, compliance, legal, investor relations, marketing, client service and technology.

Mr. Leone: Mr. Leone is an experienced accounting/financial, administrative and operational executive in the financial services industry. Mr. Leone’s experience includes private and public funds, including closed-end funds, alternatives, mutual funds, UITs, managed accounts and CMOs. He has served in public accounting with analysis on investment companies, investment manager of mutual funds, administrators of affirmative investments, investment manager of hedge funds, as well as general entities and has demonstrated success in the development and motivation of staff and the nurture and maintenance of relationships with clients and industry participants. Mr. Leone has held the positions of Chief Financial Officer, Chief Operating Officer and Chief Compliance Officer for various firms over his career.

Each Independent Trustee also was nominated based in part on his status as a person who is not an “interested person” of the Fund as defined in the Investment Company Act. Descriptions of Trustee experience should not be taken to suggest that any Trustee is an expert in a particular subject.

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The standing committees of the Fund’s Board of Trustees include:

Committee Name	Function of the Committee	Members of Committee	Number of Meetings During Last Fiscal Year
Audit Committee
Reviews the contract between the Fund and its independent registered public accounting firm (in this regard, assists the Board in selecting the independent registered public accounting firm and is directly responsible for supervising that firm’s compensation and performance), oversees the Fund’s accounting and financial reporting policies, procedures and internal controls and acts as liaison to the independent registered public accounting firm; reviews and, as appropriate, approves in advance non-audit services provided by the independent registered public accounting firm to the Fund, the Investment Adviser, and, in certain cases, other affiliates of the Fund.
		Charles I. Leone (Chairman) Roger Conrad James E. Hillman	2

Nominating Committee	Nominates new Independent Trustees of the Fund (the Nominating Committee does not consider shareholder recommendations). Considers various matters relating to the governance and operations of the Board of Trustees, including committee structure and Trustee compensation.	Roger Conrad (Chairman) Charles I. Leone James E. Hillman	2

The Investment Adviser

The Investment Adviser is Miller/Howard Investments, Inc. The Investment Adviser, a corporation organized under the laws of the State of Delaware, serves as investment adviser to the Fund and is registered as such with the SEC under the Investment Advisers Act of 1940. The Investment Adviser currently provides investment advice to separately managed accounts at various wire houses and to institutions directly.  The Investment Adviser also serves as the sub-adviser of several registered investment funds and pooled trusts.  The Investment Adviser has total firm assets of approximately $6.3 billion including $0.5 billion in assets under advisement, as of June 30, 2017.  MHI Funds, LLC is an affiliated investment adviser that has over $100 million in assets under management as of June 30, 2017.

The Investment Adviser’s standard mailing address is P.O. Box 549, Woodstock, NY 12498. The address of the Investment Adviser’s principal office, including its office for service for process, and for purposes of overnight mail, is 10 Dixon Avenue, Woodstock, NY 12498.

The Investment Adviser provides investment advisory services to the Fund, under the supervision of the Board of Trustees, pursuant to an investment advisory agreement, dated November 1, 2014 and last approved by the Board of Trustees on September 12, 2016 (the “Advisory Agreement”).  In consideration of the advisory services provided by the Investment Adviser to the Fund, the Fund shall pay to the Investment Adviser at the end of each calendar month a management fee at the annual rate of 1.00% of the Fund’s Average Weekly Managed Assets (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s assets. “Average Weekly Managed Assets” with respect to a particular month means the average of the values of each weekly calculation of the Managed Assets of the Fund that takes place as of any date during that month. “Total Assets” means all assets (including proceeds of leverage) before subtracting accrued liabilities. “Managed Assets” means the Total Assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), and/or (ii) the issuance of preferred stock or other similar preference securities.

For the fiscal years ended October 31, 2015, and 2016 the Investment Adviser was paid $2,426,599 and $2,077,789, respectively, for its advisory services.

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Some personnel of the Fund, including some of its Trustees or officers, retain controlling ownership positions in the Investment Adviser. Lowell G. Miller owns 59.1% of the shares of the Adviser and controls 60.7% of voting shares.  Helen Hamada owns 19.4% of the shares of the Adviser and has 21.8% of voting shares.  The remaining shares of the Adviser are owned by employees and officers of the Investment Adviser.

Advisory Agreement

The Advisory Agreement provides that the Investment Adviser is responsible, subject to the supervision of the Board of Trustees, for implementing the investment strategy of the Fund. The Advisory Agreement is terminable without penalty on 60 days’ prior written notice by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by the Investment Adviser upon 60 days’ prior written notice. The Advisory Agreement must be approved annually by a majority of the Board of Trustees, including a majority of Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on approval.  The Board last considered the renewal of the Advisory Agreement in September, 2016.

The Board of Trustees or the Fund’s shareholders may terminate the Advisory Agreement on 60 days’ prior notice to the Investment Adviser. Under the terms of the Advisory Agreement, the Investment Adviser, under the supervision of the Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; provides facilities and personnel, including officers required for the operations of the Fund; facilitates the preparation of various regulatory filings; liaises with regulators or exchange personnel as appropriate; and fulfills certain regulatory compliance responsibilities.  The Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the Investment Company Act and the rules under that Act.

The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Investment Adviser and any partner, director, officer or employee of the Investment Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Investment Adviser, or any partner, director, officer or employee of the Investment Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

A discussion regarding the Board’s most recent approval of the Advisory Agreement is available in the Fund’s annual report to shareholders dated October 31 of each year.

Portfolio Managers

The following Section discusses the accounts managed by the Fund’s portfolio managers, the structure and method of their compensation, and their ownership of the Fund’s securities. This information is current as of October 31, 2016.

Other Accounts Managed by Portfolio Managers. The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than the Fund). Accounts are grouped into three categories: (a) registered investment companies, (b) other pooled investment accounts, and (c) other accounts. Information is shown as of October 31, 2016.  Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($)	Number of Accounts	Total Assets in the Accounts ($)	Number of Accounts	Total Assets in the Accounts ($)
Lowell G. Miller	5	459,048,935	1	34,821,763	3220	5,320,317,135
John E. Leslie III, CFA	5	459,048,935	1	34,821,763	3220	5,320,317,135
Bryan J. Spratt, CFA	5	459,048,935	1	34,821,763	3220	5,320,317,135
John Cusick, CFA	5	459,048,935	1	34,821,763	3220	5,320,317,135
Michael Roomberg, CFA	5	459,048,935	1	34,821,763	3220	5,320,317,135

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The Investment Adviser manages no accounts that pay advisory fees based on account performance.

Compensation of the Portfolio Managers. Portfolio managers are compensated by the Investment Adviser. Mr. Miller is a principal of the Investment Adviser and is compensated through shareholder distributions that are based primarily on the profits and losses of the Investment Adviser.  Messrs. Leslie, Spratt and Young also hold equity interests in the Investment Adviser and receive shareholder distributions.  The shareholder distributions, which are based primarily on the Investment Adviser’s net profit after taxes and expenses, are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period.  Messrs. Miller, Leslie, Spratt and Young also are each compensated through a base salary and a bonus in amounts that are affected primarily by the profits and losses of the Investment Adviser but are also affected by the Investment Adviser’s consideration of such factors as work ethic, seniority, the appreciation of assets in the Fund and other accounts the portfolio manager manages, or any other factors the Investment Adviser determines contribute to client goals and the long-term success of the Investment Adviser. Some of the other accounts managed by the portfolio managers have investment strategies that are similar to the Fund’s investment strategies.  However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures and with a policy to treat each client equitably. See “Conflicts of Interest.”

Securities Ownership of Portfolio Managers.  As of October 31, 2016, the portfolio managers beneficially owned the following securities of the Fund:

Dollar Range of Equity Securities owned in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000; Over $1,000,000)

Portfolio Manager	Dollar Range of Equity Securities in the Fund*
Lowell G. Miller	$100,000-$500,000
John R. Cusick	None
John E. Leslie	$10,001-$50,000
Michael Roomberg	None
Bryan Spratt	$1-$10,000

CONFLICTS OF INTEREST

Conflicts of interest may arise because the Investment Adviser generally will be carrying on substantial investment activities for other clients, including with respect to investment funds or accounts having similar investment strategies as the Fund, and in which the Fund will have no interest.  The Investment Adviser may have financial incentives to favor certain of such accounts over the Fund.  Any of its proprietary accounts and other customer accounts may compete with the Fund for specific trades.  The Investment Adviser may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to the Fund’s.  Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Investment Adviser for its other accounts.  Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position.  Notwithstanding these potential conflicts of interest, the Fund’s Board of Trustees and officers have a fiduciary obligation to act in the Fund’s best interest.

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To the extent that the Fund or the Investment Adviser sources and structures private investments in MLPs and other issuers, certain employees of the Investment Adviser may become aware of actions planned by such issuers, such as acquisitions that may not be announced to the public.  It is possible that the Fund could be precluded from investing in such an issuer’s securities if the Investment Adviser has material non-public information; however, it is the Investment Adviser’s intention to ensure that any material non-public information available to certain of the Investment Adviser’s employees not be shared with those employees responsible for the purchase and sale of publicly traded securities.

The Investment Adviser manages several other investment funds and accounts.  Some of those funds and accounts have investment objectives that are similar to or overlap with those of the Fund.  Further, the Investment Adviser may at some time in the future manage other investment funds with the same investment objectives as the Fund’s. Investment decisions for the Fund are made independently from those of such other clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more clients advised by the Investment Adviser seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will generally be allocated among the clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position the Fund may obtain.

The Fund’s investment opportunities may be limited by investment opportunities in the kinds of securities in which it invests. To the extent a potential investment is appropriate for the Fund and one or more of the other investment funds or accounts managed by the Investment Adviser, the Investment Adviser will seek to fairly allocate that investment to the Fund, other funds and accounts, or all of them, depending on its allocation procedures and applicable law related to combined or joint transactions. There may occur an attractive limited investment opportunity suitable for the Fund in which the Fund cannot invest under the particular allocation method being used for that investment.

Under the Investment Company Act, the Fund and other investment funds or accounts managed by the Investment Adviser may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the SEC, the Investment Adviser will not co-invest its other clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing, the Investment Adviser will allocate private investment opportunities among its clients, including the Fund, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to a client other than the Fund.

The management fee payable to the Investment Adviser is based on the value of the Fund’s Managed Assets. Some of the Fund’s assets may be illiquid securities acquired in private transactions or otherwise may be securities for which market quotations will not be readily available. Although the Fund has adopted valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of possible prices that may be established for each individual security. Senior management of the Investment Adviser, as well as the Fund’s Board of Trustees, will participate in the valuation of the Fund’s securities.

PORTFOLIO TRANSACTIONS

The Investment Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund, under the general supervision of the Board of Trustees. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Investment Adviser normally deals directly with dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere or as described below. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter and principal transactions placed through broker-dealers include a spread between the bid and asked prices.

The Advisory Agreement between the Fund and the Investment Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund. When allocating transactions to broker-dealers, the Investment Adviser is authorized to consider, in determining whether a particular broker-dealer will provide best execution, all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

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The Investment Adviser need not pay the lowest spread or commission available if it determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed either in terms of the particular transaction or the Investment Adviser’s overall responsibilities as to the accounts as to which it exercises investment discretion. Research services may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities, and may also include comparisons of the performance of the Fund to the performance of various indices and investments for which reliable performance data is available and similar information prepared by recognized mutual fund statistical services. The Fund recognizes that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Fund or other accounts of the Investment Adviser, and that such research received by such other accounts may or may not be useful to the Fund.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the management fee payable to the Investment Adviser by the Fund. The Board of Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Investment Adviser in servicing all of its accounts; not all of such services may be used by the Investment Adviser in connection with the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or accounts.

Investment decisions for the Fund are made independently from those for other accounts advised or managed by the Investment Adviser. Such other accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account, the transaction may be averaged as to price and available investments allocated as to amount, in a manner which the Investment Adviser believes to be equitable to the Fund and such other accounts. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. The Investment Adviser may aggregate, to the extent permitted by law, the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions.

The Board of Trustees will periodically review the Investment Adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the fiscal periods:

Fiscal Period Ended	Brokerage Commissions Paid
October 31, 2016	$354,629
October 31, 2015*	$526,542

*	For the period November 24, 2014 (commencement of operations) through October 31, 2015.

DESCRIPTION OF SHARES

Common Shares

The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Preferred Shares

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The Fund may issue preferred shares. Although the terms of any preferred shares that the Fund might issue in the future, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board, subject to applicable law and the Agreement and Declaration of Fund, it is likely that any such preferred shares issued would be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term debt securities, by providing for the periodic redetermination of the dividend rate at relatively short intervals through a fixed spread or remarketing procedure, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of any such preferred shares would be similar to those stated below.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which would be expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares would not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights. The Investment Company Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years’ dividends on any preferred shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Fund’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. See “Description of the Common Shares” in the Prospectus. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board presently intends that, except as otherwise indicated in the Prospectus or this Statement of Additional Information and except as otherwise required by applicable law, holders of any preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of any outstanding preferred shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above would in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any preferred shares are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase preferred shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund would reduce the leverage applicable to the common shares, while any resale of shares by the Fund would increase that leverage.

Liquidity Feature. Preferred shares may include a liquidity feature that allows holders of preferred shares to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The Fund will pay a fee to the provider of this liquidity feature, which would be borne by common shareholders of the Fund. The terms of such liquidity feature may require the Fund to redeem preferred shares still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Fund.

The discussion above describes the possible offering of preferred shares by the Fund. If the Board determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Agreement and Declaration of Fund. The Board, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

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Other Shares

The Board (subject to applicable law and the Fund’s Agreement and Declaration of Fund) may authorize offerings, without the approval of the holders of common shares and, depending on their terms, any preferred shares outstanding at that time, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.

TAX ASPECTS

The following is a summary of certain aspects of the U.S. federal income taxation of the Fund and its common shareholders that should be considered by a prospective common shareholder. The Fund has not sought a ruling from the Internal Revenue Service (the “IRS”) or any other U.S. federal, state or local agency with respect to any tax matters affecting the Fund, nor has it obtained an opinion of counsel with respect to any of those matters.

The summary of the U.S. federal income tax treatment of the Fund and its common shareholders set out below is based upon the Code, judicial decisions, Treasury Regulations (proposed and final) (the “Regulations”) and administrative rulings in existence as of the date of this Prospectus, all of which are subject to change, possibly with retroactive effect. The summary does not discuss the effect, if any, of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund; nor does the summary discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the U.S. federal income tax laws, such as insurance companies, financial institutions, tax-exempt organizations, dealers in securities, shareholders who invest in the Fund through an IRA, or common shareholders subject to the alternative minimum tax. This summary assumes that common shareholders hold their shares of the Fund as capital assets (generally, for investment). This summary does not discuss any aspects of U.S. estate or gift tax or state, local or non-U.S. tax law. Each prospective common shareholder should consult with his, her or its own tax adviser in order to fully understand the U.S. federal, state, local and non-U.S. tax consequences of an investment in the Fund.

For purposes of this summary, a “U.S. shareholder” is a beneficial owner of common shares that is, for U.S. federal income tax purposes:

•  A citizen or individual resident of the United States;

•  A corporation or other entity treated as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•  An estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•  A trust, if (1) a court within the United States is able to exercise primary supervision over the trust’s administration and one or more U.S. persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all of its substantial decisions, or (2) a valid election to be treated as a U.S. person is in effect under the relevant Regulations with respect to such trust.

A beneficial owner of common shares that is not a U.S. shareholder or a partnership is referred to herein as a “non-U.S. shareholder.”

If an entity or arrangement that is classified as a partnership for U.S. federal income tax purposes holds common shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships considering an investment in the common shares and partners in such partnerships should consult their tax advisers regarding the U.S. federal income tax consequences of acquiring, owning and disposing of the common shares.

Taxation of the Fund

Qualification as a RIC. The Fund intends to qualify for the special tax treatment accorded to Regulated Investment Companies, (“RICs”), under the Code. As long as the Fund so qualifies, the Fund (but not its common shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and net realized capital gains that it timely distributes to common shareholders. If the Fund retains any such income or gains, it will be subject to tax at regular corporate rates on the amount retained. The Fund intends to distribute substantially all of such income and gains annually.

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To qualify for the favorable tax treatment of a RIC, the Fund must, among other things, satisfy the source-of-income, asset diversification, and distribution requirements described below.

First, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, net income derived from an interest in a “qualified” publicly traded partnership, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies. A publicly traded partnership is “qualified” if it is treated as a partnership for U.S. federal income tax purposes and less than 90% of its gross income consists of income described in the previous sentence. To the extent the Fund invests in entities or arrangements that are treated as partnerships or grantor trusts for U.S. federal income tax purposes and are not qualified publicly traded partnerships, the income derived from such investments may be treated in whole or in part as nonqualifying income for purposes of the gross income test described in this paragraph, depending on the underlying source of income to such entities or arrangements. If the Fund were otherwise to fail to satisfy the gross income test for a taxable year, it would nevertheless be considered to satisfy such test if its failure to satisfy the gross income test were due to reasonable cause and not willful neglect and if it were to satisfy certain procedural requirements. The Fund would be subject to an excise tax if it were to rely on this rule in order to meet the gross income test.

Second, the Fund must satisfy an asset diversification test. Under that test, at the close of each quarter of the Fund’s taxable year:

•  at least 50% of the value of the Fund’s assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other RICs, and securities of other issuers if, as to each of those other issuers, the Fund has not invested more than 5% of the value of the Fund’s Total Assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer; and

•  no more than 25% of the value of the Fund’s Total Assets may be invested in the securities (other than U.S. Government securities and securities of other RICs) of each of (i) any one issuer, (ii) two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses or (iii) qualified publicly traded partnerships.

If the Fund were otherwise to fail to satisfy the asset diversification test, it would nevertheless be considered to satisfy such test if either (a) the failure to satisfy the asset test was de minimis and the Fund were to satisfy the asset test within a prescribed time period or (b) the Fund’s failure to satisfy the asset diversification test was due to reasonable cause and not willful neglect, the Fund were to satisfy the test within a prescribed time period and the Fund were to satisfy certain procedural requirements. The Fund’s failure to satisfy the asset diversification test would be considered de minimis if it were due to the Fund’s ownership of assets the total value of which did not exceed the lesser of $10 million and 1% of the total value of the Fund’s assets at the end of the fiscal quarter in which the test was being applied. The Fund would be subject to an excise tax if it were to rely on the rule described in (b) of this paragraph in order to meet the asset diversification test.

Third, the Fund must distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) for the taxable year. Distributions by the Fund made during the taxable year or, under specified circumstances, within a period up to twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of this requirement.

Failure to Qualify as a RIC. If, in any taxable year, the Fund fails to qualify as a RIC under the Code, the Fund would be taxed in the same manner as an ordinary corporation. In addition, in order to requalify for taxation as a RIC that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, incur substantial tax on such unrealized gains and make certain substantial distributions. The remainder of this discussion assumes that the Fund qualifies for taxation as a RIC.

Excise Tax. The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gain net income, determined, in general, on an October 31 year end, plus certain undistributed amounts from the previous years. While the Fund intends to distribute its income and capital gain net income in the manner necessary to avoid imposition of the 4% excise tax, it is possible that some excise tax will be incurred and, although not currently anticipated, there are circumstances in which the Fund may not have the necessary information, or may, for other reasons, elect not to make the distributions necessary to avoid this tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

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U.S. Shareholders

Distributions. Distributions paid by the Fund from its ordinary income or from its excess of net short-term capital gains over net long-term capital losses (together referred to as “ordinary income dividends”) are taxable to U.S. shareholders as ordinary income to the extent paid from the Fund’s current or accumulated earnings and profits. Distributions made from the Fund’s excess of net long-term capital gains over net short-term capital losses, or “net capital gain” (“capital gain dividends”), if properly reported by the Fund, are taxable to U.S. shareholders as long-term capital gains, regardless of the length of time the U.S. shareholder has owned common shares. Ordinary income and capital gain dividends are taxable to common shareholders even if they are reinvested in additional common shares of the Fund. Distributions in excess of the Fund’s current and accumulated earnings and profits (which represent a return of capital, meaning a return to shareholders of the money they originally invested in the Fund) will first reduce the adjusted tax basis of a common shareholder’s common shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such common shareholder. The Fund will provide its common shareholders with a written notice reporting the amount of dividends paid during the year that qualify as capital gain dividends, as qualified dividend income (discussed below), and as ordinary income dividends.

A portion of the Fund’s ordinary income dividends attributable to the dividends received from domestic corporations, and reported as such, may be eligible for the dividends received deduction allowed to corporations under the Code if certain requirements are met. In addition, ordinary income dividends that are properly reported by the Fund and are derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gains. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Certain holding period and other requirements must be met by both the common shareholder and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be. There can be no assurance as to what portion, if any, of the Fund’s distributions will be eligible for the dividends received deduction or will constitute qualified dividend income.

If the Fund pays a dividend in January that was declared in the previous October, November or December to common shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by its common shareholders on December 31 of the year in which the dividend was declared.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates (currently at a maximum of 35%) on the amount retained. In such case, it may report the retained amount as undistributed capital gains in a notice to its common shareholders, who will be treated as if each received a distribution of its pro rata common share of such gain, with the result that each common shareholder will (i) be required to report its pro rata common share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata common share of tax paid by the Fund on the gain and (iii) increase the tax basis for its common shares by an amount equal to the deemed distribution less the tax credit.

If an investor buys common shares just before the record date of a dividend declared by the Fund, the investor will receive that dividend. Such dividends, although in effect a return of capital, will be treated as ordinary income or capital gain dividends to the extent described above. Accordingly, the timing of the purchase of the common shares may result in a return of a portion of the investment as taxable income. Therefore, prior to purchasing common shares, an investor should carefully consider the impact of ordinary income or capital gains dividends that are expected to be or have been announced.

Sale or Other Disposition of Common Shares. Upon the sale or other disposition of common shares (including upon dissolution of the Fund), the common shareholder generally will realize a capital gain or loss in an amount equal to the difference between the amount realized and the common shareholder’s adjusted tax basis in the common shares sold. Such gain or loss will be long-term or short-term, depending upon the common shareholder’s holding period for the common shares. Generally, a common shareholder’s gain or loss will be a long-term gain or loss if the common shares have been held for more than one year. However, any loss upon the sale or exchange of common shares held for six months or less will be treated as long-term capital loss generally to the extent of any capital gain dividends received (or undistributed capital gains deemed received) by the common shareholder. For non-corporate U.S. shareholders (including individuals), long-term capital gains may be subject to preferential rates of taxation.

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The deductibility of capital losses is subject to limitations under the Code. A loss realized on a sale or exchange of common shares will be disallowed if any common shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the common shares are disposed of. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss.

Medicare Tax. Certain U.S. shareholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s stock.

Non-U.S. shareholders

Distributions. Ordinary income dividends paid to non-U.S. shareholders generally will be subject to a 30% U.S. withholding tax (or possibly a lower rate provided by an applicable tax treaty) to the extent paid from the Fund’s current or accumulated earnings and profits unless the dividends are effectively connected with the non-U.S. shareholder’s U.S. trade or business and, if an income tax treaty applies, attributable to the non-U.S. shareholder’s permanent establishment (as described below). Certain “interest-related dividends” and “short-term capital gain dividends” paid by the Fund to a non-U.S. shareholder and reported by the Fund as such are eligible for an exemption from the 30% U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by the Fund that would not be subject to such tax if earned by a foreign common shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of the Fund’s net short-term capital gains over net long-term capital losses. Both “interest-related dividends” and “short-term capital gain dividends” must be reported as such by a written statement furnished to common shareholders. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as interest-related dividends or short-term capital gain dividends. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of U.S. withholding tax.

Sale or Other Disposition of Common shares. Subject to the discussion below under FATCA and Backup Withholding, a non-U.S. shareholder will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are reported as undistributed capital gains and any gains realized upon the sale or other disposition of common shares of the Fund (including upon dissolution of the Fund), except in the case of (i) an individual non-U.S. shareholder that is present in the United States for 183 days or more in the taxable year of such distribution, sale or other disposition and for which certain other conditions are met or (ii) a non-U.S. shareholder for which such gains are effectively connected with the non-U.S. shareholder’s U.S. trade or business and, if an income tax treaty applies, attributable to the non-U.S. shareholder’s permanent establishment (as described below).

Effectively Connected Income. If income from the Fund is effectively connected with a non-U.S. shareholder’s U.S. trade or business and, if an income tax treaty applies, attributable to the non-U.S. shareholder’s U.S. permanent establishment, then ordinary income dividends, capital gain dividends, undistributed capital gains, and any gains realized from the sale or other disposition of common shares generally will be subject to U.S. federal income tax in substantially the same manner as if received by a U.S. shareholder. Corporate non-U.S. shareholders may also be subject to an additional branch profits tax.

FATCA. Under U.S. legislation enacted in 2010 and existing guidance thereunder, commonly known as the “Foreign Account Tax Compliance Act” or “FATCA,” a 30% withholding tax on dividends paid by the Fund, and, on or after January 1, 2019, on certain capital gains distributions and gross proceeds from the sale or other disposition of shares generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution” as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If withholding is required under FATCA on a payment related to any Fund distribution, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify the foregoing requirements. The Fund will not pay any additional amounts in respect of amounts withheld under FATCA. Each investor should consult its tax adviser regarding the effect of FATCA based on its individual circumstances.

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Backup Withholding

Under certain provisions of the Code, some common shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, common shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund, who fail to establish an exemption from backup withholding or who, to the Fund’s knowledge, have furnished an incorrect number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules for payments made to a common shareholder may be refunded or credited against such common shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Tax Treatment of Investments

Hedging and Derivative Transactions. The transactions of the Fund are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized (for example, by converting lower taxed long-term capital gains or qualified dividend income into higher taxed short-term capital gains or ordinary income and converting an ordinary loss or deduction into capital loss (the deductibility of which is more limited)), (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the distributions necessary to satisfy distribution requirements applicable to RICs), (d) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (e) adversely alter the characterization of certain complex financial transactions, and (f) produce income that will not be “qualified” income for purposes of the 90% annual gross income requirement described above. Operation of these rules could, therefore, affect the character, amount and timing of distributions to common shareholders. Special tax rules also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. If the Fund engages in transactions affected by these provisions, it intends to monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records to mitigate, to the extent reasonably feasible, the effect of these tax rules and to avoid disqualification from the special treatment afforded RICs under the Code.

The Fund’s gains and losses on the sale, lapse, or termination of options that it holds will generally have the same character as gains and losses from the sale of the security to which the option relates. If options written by the Fund expire unexercised, the premiums received by the Fund will give rise to short-term capital gains at the time of expiration. The Fund may also have short-term capital gains and losses associated with closing transactions with respect to options written by the Fund. If a call option written by the Fund is exercised, the selling price of the security to which the option relates will be increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of such security as long-term or short-term will depend on the Fund’s holding period in the security. Upon the exercise of a put held by the Fund, the premium initially paid for the put will be offset against the amount received for the security sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss will be capital gain or loss, the character of which as long-term or short-term will depend on the holding period of the security. However, the purchase of a put option may be subject to the short sale rules or straddle rules for U.S. federal income tax purposes.

Generally, the hedging transactions undertaken by the Fund (including, for example, the ownership of stocks and the sale of options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may cause certain gains to be treated as short-term rather than long-term and may cause certain losses to be treated as long-term rather than short-term. In addition, under the straddle rules, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized, and certain interest expenses may be required to be capitalized. In addition, distributions attributable to dividends, if any, on the stocks held as part of a straddle would not qualify for the lower rate generally applicable to qualified dividend income. The tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by the Fund, which are taxed as ordinary income when distributed to shareholders. To the extent that the call options that the Fund writes on its portfolio securities are “qualified covered call options,” the holding of the call options and the underlying securities will generally not be treated as a “straddle” subject to the straddle rules except in the case of certain positions which are closed by the Fund in part at a loss in one taxable year where gain is subsequently recognized by the Fund in a later taxable year. In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with writing the option and that meets certain requirements, including that the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of Section 1092 of the Code), is not granted by an options dealer (within the meaning of Section 1256(g)(8) of the Code) in connection with the option dealer’s activity of dealing in options, and that gain or loss with respect to such option is not ordinary income or loss.

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If the Fund owns stock and writes a qualified covered call option that is in-the-money (but not “deep-in-the-money”), certain losses may be treated as long-term rather than short-term and the holding period of the stock will not include any period during which the Fund is the grantor of the option thereby impacting the amount of income that can qualify for the lower rate applicable to qualified dividend income.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of such elections, the amount, character and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

The Fund may invest in securities or derivative transactions the U.S. federal income tax treatment of which is uncertain. The timing or character of income received by the Fund may be affected to the extent that the U.S. federal income tax treatment of such securities or transactions differs from the treatment anticipated by the Fund. In such case, the Fund may be required to purchase or sell securities or otherwise change its portfolio in order maintain its qualification as a RIC.

Other Investments. The Fund may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though the Fund may receive no actual current interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, it may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, the Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities, certain asset-backed securities, and contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

Section 1256 Contracts. The Code generally applies a “mark to market” system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. In general, subject to certain exceptions, a Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain listed non-equity options. Section 1256 Contracts held by the Fund at the end of a taxable year of the Fund will be treated for U.S. federal income tax purposes as if they were sold by the Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as “marking to market”), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Fund’s obligations under such contract), must be taken into account by the Fund in computing its taxable income for the year. Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses.

Currency Transactions. To the extent that its investments are made in securities denominated in a non-U.S. currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such non-U.S. currencies relative to the value of the dollar. Gains or losses with respect to the Fund’s investments in common stock of non-U.S. issuers will generally be taxed as capital gains or losses at the time of the disposition of the stock, subject to certain exceptions specified in the Code. Gains and losses of the Fund on the acquisition and disposition of non-U.S. currency will be treated as ordinary income or loss. In addition, gains or losses on disposition of debt securities denominated in a non-U.S. currency, to the extent attributable to fluctuation in the value of the non-U.S. currency between the date of acquisition of the debt security and the date of disposition, will treated as ordinary income or loss. Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivable or accrues expenses or other liabilities denominated in a non-U.S. currency and the time the Fund collects the receivables or pays the liabilities may be treated as ordinary income or loss.

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Royalty trusts. Depending on the U.S. tax classification of the royalty trusts in which the Fund invests, securities issued by certain royalty trusts (such as royalty trusts which are grantor trusts for U.S. federal income tax purposes) may not produce “qualified” income for purposes of determining the Fund’s compliance with the tax rules applicable to RICs. Additionally, the Fund may be deemed to directly own the assets of each royalty trust, and would need to look to such assets when determining the Fund’s compliance with the asset diversification rules applicable to RICs. The Fund will monitor its investments in royalty trusts with the objective of maintaining its continued qualification as a RIC. Alternatively, if a non-U.S. royalty trust is a “passive foreign investment company,” or “PFIC” for U.S. federal income tax purposes, the Fund will be subject to the PFIC rules described below with respect to such investment.

Passive Foreign Investment Companies. Investments by the Fund in stock of certain foreign corporations which generate mostly passive income, or at least half the assets of which generate such income (referred to as “PFICs”), are subject to special tax rules designed to prevent deferral of U.S. federal income taxation of the Fund’s share of the PFIC’s earnings. The Fund may be subject to U. S. federal income tax and an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election to be treated as a qualified electing fund (a “QEF election”) with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, a QEF election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. The Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy. Furthermore, under proposed Treasury regulations, a Company’s income inclusion from a PFIC for which it made a QEF election would not be considered qualifying income for purposes of the gross income test for qualification as a RIC except to the extent the PFIC distributes an amount equal to such income to the Fund in the same taxable year.  Such distributions may be in the discretion of the PFIC and not in the control of the Fund. Alternatively, the Fund could elect to “mark to market” at the end of each taxable year all shares that it holds in PFICs because it expects to publish its net asset value at least annually. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value, but only to the extent of previously recognized unreversed “mark-to-market” gains. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but, in any particular year, the Fund might be required to recognize income (which generally must be distributed to shareholders) in excess of the distributions it received from PFICs.

Foreign Taxes

Dividends, interest and other amounts received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain foreign countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s Total Assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign source income or foreign income taxes paid by the Fund as respectively earned and paid by the shareholders. For any year that the Fund makes such an election, each shareholder will be required to include in its income its allocable share of such foreign taxes paid by the Fund, and will be entitled, subject to certain limitations and conditions, to credit its share of such foreign taxes against its U.S. federal income tax due, if any, or to deduct it (as an itemized deduction, in the case of individual shareholders) from its U.S. federal gross income, if any. The foreign tax credit limitation rules do not apply to certain electing individuals who have limited creditable foreign taxes and no foreign source income other than “qualified passive income.” The rules governing the foreign tax credit are complex. Shareholders are urged to consult their tax advisers regarding the availability of the foreign tax credit under their particular circumstances.

THE FOREGOING IS A BRIEF SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX MATTERS THAT ARE PERTINENT TO PROSPECTIVE INVESTORS. THE SUMMARY IS NOT, AND IS NOT INTENDED TO BE, A COMPLETE ANALYSIS OF ALL PROVISIONS OF THE U.S. FEDERAL INCOME TAX LAW WHICH MAY HAVE AN EFFECT ON SUCH INVESTMENTS. THIS ANALYSIS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. ACCORDINGLY, PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN RESPECTIVE TAX ADVISORS WITH RESPECT TO THEIR OWN RESPECTIVE TAX SITUATIONS AND THE EFFECTS OF THIS INVESTMENT THEREON.

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CODE OF ETHICS

The Fund’s Board of Trustees approved a Code of Ethics under Rule 17j-1 under the Investment Company Act that covers the Fund and the Investment Adviser. The Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

This Code of Ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. This Code of Ethics also may be available on the Edgar Database on the SEC’s Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting policies and procedures. Under these policies and procedures, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Investment Adviser’s proxy voting policies and procedures is attached as Appendix A to this Statement of Additional Information.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 of each year is available starting August 31 of that year without charge, upon request, by calling toll free (845) 679-9166 or by accessing the SEC’s website at http://www.sec.gov.  This reference to the website does not incorporate the contents of the website in the Prospectus or the Statement of Additional Information.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on October 31. For tax purposes, the Fund has adopted the 12-month period ending October 31 of each year as its taxable year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche, LLP (“Deloitte”), an independent registered public accounting firm, provides auditing services to the Fund. The principal business address of Deloitte is 555 E. Wells Street, Suite 1400, Milwaukee, WI 53202.  The Fund’s recent financial statements included in this Prospectus have been so included in reliance on the report of Deloitte, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The Funds’ financial statements and notes thereto appearing in their Annual and Semi-Annual Reports to shareholders for the fiscal year ended October 31, 2016 and semi-annual period ended April 30, 2017, and the reports of Deloitte, are incorporated by reference in this Statement of Additional Information. The Funds will furnish, without charge, a copy of the Annual Reports and/or Semi-Annual Reports to Shareholders on request. All such requests should be directed to Miller/Howard High Income Equity Fund, PO Box 549, Woodstock, NY 12498 or to the Fund’s website www.mhinvest.com/hie.

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APPENDIX A:
PROXY VOTING POLICIES AND PROCEDURES OF THE FUND AND THE INVESTMENT ADVISER

PROXY ADMINISTRATION

In January 2008, Miller/Howard enlisted the help of Broadridge Financial Solutions, Inc. (“Broadridge”) to administer electronic proxy voting. By using Broadridge to administer our voting, Miller/Howard is capable of customizing proxy reports, ballot recommendations, and research tools. Because the issues related to proxy voting are complex and directly impact investment values, we have chosen Broadridge to facilitate voting ESG recommendations as provided by Glass Lewis & Company (“Glass Lewis”).

Generally, Miller/Howard will vote in accordance with Glass Lewis’s ESG proxy voting guidelines. When issues arise outside of the ESG scope, we vote in accordance with Glass Lewis’s Proxy Paper Guidelines. Where Miller/Howard determines, however, that voting in such a manner would not be in the best interest of clients, Miller/Howard will vote differently.

If there is a conflict of interest on any management or shareholder proposal, the conflict will be reviewed on a case-by-case basis and voted in a manner that is in the best interest of clients.

Proxy voting responsibility will be determined at the opening of all new client relationships. For those clients who have retained proxy-voting authority, Miller/Howard has no responsibility to receive, vote, or otherwise advise voting.

Miller/Howard maintains relevant records, through EDGAR and Broadridge, including but not limited to, proxy reconciliation, ballots and research reports. Clients can receive a history of our proxy voting record upon request.

LIMITATIONS

Miller/Howard will generally vote on all proxies it receives. However, Miller/Howard may refrain from voting a proxy if the shares are no longer held by the client at the time of the meeting. Unsupervised securities, or securities held below the line, will also be excluded.

ANNUAL REVIEW OF PROXY POLICY

On an annual basis, Miller/Howard will amend or update, as necessary, to remain consistent and current with our proxy practices. Client interests, compliance, and regulatory requirements will be reviewed and addressed. Changes to the Proxy voting will be disclosed to the Board of Trustees during its annual 15C meeting.

DISCLOSURE

Miller/Howard discloses a summary of our proxy voting policy in our Form ADV Part 2.

PROXY VOTING GUIDELINES

When voting proxies, Miller/Howard looks at each company independently. We apply our ESG criteria as voting guidelines, and generally vote in accordance with Glass Lewis recommendations. However, we review each issue on the proxy ballet and vote on a case-by-case basis.

Management

Miller/Howard supports management proposals on a case-by-case review. In the past, we have voted to support the following shareholder proposals with regard to management issues:

•  Support for disclosure of budgets dedicated to public policy lobbying activities

•  Support for independent board member with environmental expertise

•  Approval of Risk Compensation Incentive Plan

•  Proposals to Approve Executive Compensation—We look for the following principles to guide the design and administration of those compensation programs:

•  Strong link between pay and performance

•  Executives’ ‘interests should be aligned with stockholders’ interests

•  Programs should reinforce business strategies and drive long-term sustained stockholder value

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If there is an indication that the compensation program is not in best interests of shareholders or if there is not a strong link between pay and performance Miller/Howard will not support the proposal. Miller/Howard will not support excessive bonus compensation.

Environment

Miller/Howard supports environmental proposals on a case-by-case basis. Shareholder resolutions we have supported in the past include the following:

•  Annual sustainability reporting—including reporting by suppliers to strengthen the company’s ability to assess its suppliers’ performance

•  Greenhouse gas emissions—company disclosure regarding emissions from their operations and products

•  Water supply—company disclosure on dependency or preparation of reports pertaining to sustainable water supplies for operations

•  Hydraulic fracturing impacts—disclosure of chemicals, emissions, recycling/management of water, reporting/disclosure on operations, community impacts

•  Mountaintop removal impacts—reduction of environmental and health hazards associated with mining operations

•  Coal ash—reduction of environmental and health hazards associated with coal combustion waste ponds, impoundments and mines

•  Sustainable palm oil sourcing

•  Sustainable forestry

•  Support for energy efficiency and renewable energy

Human Rights

Miller/Howard votes in support of shareholders resolutions with regard to human rights:

•  Support workplace safety, and human and worker rights, using internationally recognized standards, indicators and measurement protocols

Animals

Miller/Howard votes in support of shareholder resolutions with regard to ethical treatment of animals:

•  Support for ethical/humane treatment of animals

•  Support for alternatives to animal testing

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PART C – OTHER INFORMATION

Item 25.  Financial Statements and Exhibits.

(1) Financial Statements:

Contained in Part A:
Financial Highlights of the Miller/Howard High Income Equity Fund (the “Registrant” or the “Fund”) for the fiscal period ended October 31, 2016 and for the fiscal period November 24, 2014 (commencement of operations) through October 31, 2015.
Contained in Part B:
Financial Statements of the Fund are incorporated by reference to the Registrant’s April 30, 2017 Semi-Annual Report (unaudited) on Form N-CSR as filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 7, 2017 and the Registrant’s October 31, 2016 Annual Report (audited) on Form N-CSR as filed with the SEC on January 1, 2017.

(2) Exhibits:

EXHIBIT
(a)	—	Amended and Restated Agreement and Declaration of Trust. (2)
(b)	—	By-Laws of the Registrant. (2)
(c)	—	Not applicable.
(d)	—	Not applicable.
(e)	—	Form of Dividend Reinvestment Plan. (3)
(f)	—	Not applicable.
(g)	—	Form of Investment Advisory Agreement. (1)
(h)	—	Not applicable.
(i)	—	Not applicable.
(j)	—	Form of Custodian Agreement. (3)
(k)(1)	—	Form of Administrative Services Agreement. (3)
(k)(2)	—	Form of Transfer Agency Agreement. (3)
(k)(3)	—	Marketing Agent Agreement. (3)
(k)(4)	—	Investor Support Services Agreement. (3)
(k)(5)	—	Form of Fund Accounting Servicing Agreement. (3)
(l)(1)	—	Opinion and Consent of Counsel. To be filed by Amendment.
(l)(2)	—	Opinion and Consent of Special Counsel. To be filed by Amendment.
(m)	—	Not applicable.
(n)	—	Consent of Independent Registered Public Accounting Firm. To be filed by Amendment.
(o)	—	Not applicable.
(p)	—	Subscription Agreement for Initial Capital. (3)
(q)	—	Not applicable.
(r)	—	Code of Ethics of the Fund. (3)
(s)	—	Power of Attorney. (3)

(1) Incorporated herein by reference to Pre-Effective Amendment No. 4 filed on or about October 7, 2014.
(2) Incorporated herein by reference to Pre-Effective Amendment No. 6 filed on or about October 29, 2014.
(3) Incorporated herein by reference to Pre-Effective Amendment No. 7 filed on or about November 3, 2014.

Item 26.  Marketing Arrangements.

Not applicable.

Item 27.  Other Expenses of Issuance and Distribution.

All figures are estimates:

Registration fees		$5,795

Accounting fees and expenses		$50,000

Legal fees and expenses		$125,000

Stock exchange listing fees		$10,000

FINRA fees		$8,000

Promotional	$	[1,650,000	]

Total	$	[2,419,712	]

Item 28.  Persons Controlled by or Under Common Control.

None.

Item 29.  Number of Holders of Securities.

As of [MONTH DAY within 90 days of the filing], 2017:

Number of Record Holders	Number of Record Holders

Common Shares, $0.001 par value	[XXXX]

Item 30.  Indemnification.

                                                Under Article IV of the Registrant’s Amended and Restated Declaration of Trust dated October 24, 2014, any past or present Trustee or officer of Registrant will be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by reason of his being or having been a Trustee or officer of Registrant, and against amounts paid and incurred by him in the settlement thereof. This provision does not authorize indemnification when it is determined, in the manner specified in the Declaration of Trust, that the Trustee or officer would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses of a Trustee or officer may be paid by Registrant in advance of the final disposition of any claim, action, suit or proceeding upon receipt of an undertaking by the Trustee or officer to repay the expenses to Registrant in the event that it is ultimately determined that indemnification of the Trustee or officer is not authorized under the Declaration of Trust.

The Registrant will purchase insurance insuring its Trustees and officers against certain liabilities incurred in their capacity as such, and insuring the Registrant against any payments which it is obligated to make to such persons under the foregoing indemnification provisions.

                                                Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Reference is also made to Sections 4 and 8 of the Investment Advisory Agreement between the Registrant and Miller/Howard Investments Inc., a form of which is filed as an exhibit to this registration statement.  Under the Investment Advisory Agreement, the Registrant has agreed to certain limitations on the liability of the Investment Adviser and has agreed to provide certain indemnification.

Item 31.  Business and Other Connections of Investment Adviser.

Miller/Howard Investments, Inc., a corporation organized under the laws of the State of Delaware, serves as investment adviser to the Fund and is registered as such with the SEC under the Investment Advisers Act of 1940.  The Investment Adviser has provided investment advice with respect to income-producing equity portfolios since 1991, mainly specializing in higher-yielding stock.  Reference is made to “Trustees and Officers” in the Statement of Additional Information and to Schedule A of Part 1 of Form ADV, Uniform Application for Investment Adviser Registration, as amended from time to time, (File No. 801-28170) filed with the Commission for additional information concerning the business and other connections the Investment Adviser.

Item 32.  Location of Accounts and Records.

Certain required books and records are maintained by the Fund or the Investment Adviser at 324 Upper Byrdcliffe Rd., Woodstock, NY, 12498.  The other accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act, and the rules promulgated thereunder, are kept by the Fund or its custodian, transfer agent or administrator.

Item 33.  Management Services.

Not Applicable.

Item 34.  Undertakings.

1.  The Fund undertakes to suspend the offering of common shares until the prospectus is amended, if (1) subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of this Registration Statement; or (2) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.  Not applicable.

3.  Not applicable.

4.  The securities being registered will be offered on a delayed on continuous basis in reliance on Rule 415 under the Securities Act. Accordingly, the Registrant undertakes:

(a)	to file, during and period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)
to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(3)
to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(b)
that for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d)
that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)
that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act.

(2)
the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.  The Fund undertakes that:

(a)  for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A under the Securities Act and contained in a form of prospectus filed by the Fund under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)  for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.  The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned duly authorized person, in Woodstock, New York, on the 16th day of August, 2017.

Miller/Howard High Income Equity Fund

By:		/s/ Lowell G. Miller

	Name:	Lowell G. Miller

	Title:	President of the Fund

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Lowell G. Miller	President (Principal Executive Officer) and Trustee	August 16, 2017
(Lowell G. Miller)

/s/ Roger Conrad*	Trustee	August 16, 2017
(Roger Conrad)

/s/ Annemarie Gilly	Chief Operating Officer, Executive Vice President, Secretary and Trustee	August 16, 2017
(Annemarie Gilly)

/s/ Charles I. Leone*	Trustee	August 16, 2017
(Charles I. Leone)

/s/ James E. Hillman*	Trustee	August 16, 2017
(James E. Hillman)

/s/ Paul Brook	Chief Financial Officer	August 16, 2017
(Paul Brook)

/s/ Gerald Wheeler	Chief Compliance Officer, Chief Legal Officer	August 16, 2017
(Gerald Wheeler)

*   This filing has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

/s/ Annemarie Gilly	Attorney-in-Fact
(Annemarie Gilly)

C-4

Exhibit Index

Exhibit	Description
N/A	N/A.